WRL FREEDOM WEALTH PROTECTOR/REGISTERED TRADEMARK/
                         JOINT SURVIVORSHIP FLEXIBLE
                            PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

                                  Issued by
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             201 Highland Avenue
                             Largo, Florida 33770
                                (800) 851-9777
                                (813) 585-6565

   The joint survivorship flexible premium variable life insurance policy ("Policy") issued by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and described in this Prospectus is designed to provide lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. A Policyowner may, subject to certain restrictions, vary the timing and amount of premium payments and increase or decrease the level of life insurance benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single life insurance policy. The minimum Specified Amount for a Policy at issue is generally $100,000.

   The Policy provides a death benefit payable upon the death of the Surviving Insured, and a Net Surrender Value that can be obtained by completely or partially surrendering the Policy. Net premiums are allocated according to the Policyowner's directions among the Sub-Accounts of the WRL Series Life Account ("Series Account"), or to a fixed interest account ("Fixed Account") or a combination of both. With respect to amounts allocated to Sub-Accounts of the Series Account, the amount of the death benefit may, and the Cash Value will, vary to reflect both the investment experience of the Sub-Accounts and the timing and amount of additional premium payments. However, as long as the Policy remains In Force, Western Reserve guarantees that the death benefit will never be less than the Specified Amount of the Policy. While additional premium payments are not required under the Policy, additional premium payments may be necessary to prevent Lapse if there is insufficient Net Surrender Value.

   The Policy provides a free-look period. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after Western Reserve mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days after signing the application, whichever is latest. Certain states require a free-look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners.

   The assets of each Sub-Account of the Series Account will be invested solely in a corresponding Portfolio of the WRL Series Fund, Inc. (the "Fund"). The Prospectus for the Fund describes the investment objectives and the risks of investing in the Portfolios of the Fund corresponding to the Sub-Accounts currently available under the Policy. The Policyowner bears the entire investment risk for all amounts allocated to the Series Account; there is no guaranteed minimum Cash Value.

   It may not be to your advantage to replace existing insurance or supplement an existing flexible premium variable life insurance policy with a policy described in this Prospectus.

   Please read this Prospectus and the Prospectus for the Fund carefully and retain for future reference.

THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE PORTFOLIOS OF THE WRL SERIES FUND, INC. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL STATES.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

   THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE WRL SERIES FUND, INC. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                         Prospectus Dated May 1, 1996 as
                          Supplemented January 1, 1997

                                TABLE OF CONTENTS
                                -----------------

                                                         PAGE
                                                         ----
DEFINITIONS ........................................       1

INTRODUCTION .......................................       3

INVESTMENT EXPERIENCE INFORMATION ..................       6
 Rates of Return ...................................       6
 Death Benefit, Cash Value and Net Surrender Value
   Illustrations ...................................       7
 Other Performance Data ............................      11

WESTERN RESERVE AND THE
SERIES ACCOUNT .....................................      12
 Western Reserve Life Assurance Co.
   of Ohio .........................................      12
 The Series Account ................................      12

POLICY BENEFITS ....................................      12
 Death Benefit .....................................      12
 When Insurance Coverage Takes Effect ..............      14
 Terminal Illness Accelerated Death
   Benefit Rider ...................................      15
 Cash Value ........................................      15

INVESTMENTS OF THE SERIES ACCOUNT ..................      16
 WRL Series Fund, Inc. .............................      16
 Addition, Deletion, or Substitution
   of Investments ..................................      19

PAYMENT AND ALLOCATION OF PREMIUMS .................      19
 Issuance of a Policy ..............................      19
 Premiums ..........................................      20
 Allocation of Premiums and Cash Value .............      21
 Dollar Cost Averaging .............................      22
 Asset Rebalancing Program .........................      22
 Policy Lapse and Reinstatement ....................      23

CHARGES AND DEDUCTIONS .............................      24
 Premium Expense Charges ...........................      24
 Contingent Surrender Charges ......................      24
 Cash Value Charges ................................      25
 Optional Cash Value Charges .......................      26
 Charges Against the Series Account ................      26
 Expenses of the Fund ..............................      27
 Group or Sponsored Arrangements ...................      27

POLICY RIGHTS ......................................      27
 Loan Privileges ...................................      27
 Surrender Privileges ..............................      28
 Examination of Policy Privilege ("Free-Look")  ....      29
 Conversion Rights .................................      29
 Policy Split Option ...............................      29
 Benefits at Maturity ..............................      30
 Payment of Policy Benefits ........................      30

GENERAL PROVISIONS .................................      30
 Postponement of Payments ..........................      30
 The Contract ......................................      31
 Suicide ...........................................      31
 Incontestability ..................................      31
 Change of Owner or Beneficiary ....................      31
 Assignment ........................................      31
 Misstatement of Age or Sex ........................      31
 Reports and Records ...............................      31
 Optional Insurance Benefits .......................      31

THE FIXED ACCOUNT ..................................      32
 Fixed Account Value ...............................      32
 Minimum Guaranteed and Current
   Interest Rates ..................................      32
 Allocations, Transfers and Withdrawals ............      32

DISTRIBUTION OF THE POLICIES .......................      33

FEDERAL TAX MATTERS ................................      33
 Introduction ......................................      33
 Tax Charges .......................................      33
 Tax Status of the Policy ..........................      33
 Tax Treatment of Policy Benefits ..................      34
 Employment-Related Benefit Plans ..................      36

SAFEKEEPING OF THE SERIES
ACCOUNT'S ASSETS ...................................      36

VOTING RIGHTS OF THE SERIES ACCOUNT ................      36

STATE REGULATION OF WESTERN
RESERVE ............................................      36

REINSURANCE ........................................      36

EXECUTIVE OFFICERS AND DIRECTORS
OF WESTERN RESERVE .................................      37

LEGAL MATTERS ......................................      38

LEGAL PROCEEDINGS ..................................      38

EXPERTS ............................................      38

ADDITIONAL INFORMATION .............................      38

INFORMATION ABOUT
WESTERN RESERVE'S
FINANCIAL STATEMENTS ...............................      38

APPENDIX A - ILLUSTRATION
OF BENEFITS ........................................      39

APPENDIX B - LONG TERM MARKET
TRENDS .............................................      43
INDEX TO FINANCIAL
STATEMENTS ..........................................     45

                   The Policy is not available in all States.

                                        i
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                                 DEFINITIONS

   ACCOUNTS -- Allocation options including the Fixed Account and
Sub-Accounts of the Series Account.

   ATTAINED AGE -- For each Joint Insured, the Issue Age plus the number of completed Policy years.

   ANNIVERSARY -- The same day and month as the Policy Date for each succeeding year the Policy remains In Force.

   BENEFICIARY -- The person or persons specified by the Owner as entitled to receive the death benefit proceeds under the Policy.

   CASH VALUE -- The sum of the values in each Sub-Account plus the Policy's value in the Fixed Account.

   FIXED ACCOUNT -- An allocation option other than the Series Account. Part of Western Reserve's General Account.

   FUND -- WRL Series Fund, Inc., a registered management investment company in which the assets of the Series Account are invested.

   GENERAL ACCOUNT -- The assets of Western Reserve other than those allocated to the Series Account or any other separate account.

   GUIDELINE PREMIUM -- The level annual premium payment necessary to provide the benefits selected by the Policyowner under the Policy through its Maturity Date, based on the particular facts relating to the Insureds and certain assumptions allowed by law. The dollar amount of the Guideline Premium is shown on the Policy's Schedule Page.

   IN FORCE -- Condition under which the coverage is active and both Insureds' lives remain insured.

   INITIAL PREMIUM -- The amount which must be paid before coverage begins.

   ISSUE AGE -- For each Joint Insured, issue age refers to the age on the Insured's birthday nearest the Policy Date.

   JOINT INSUREDS -- The persons whose lives are insured under the Policy.

   LAPSE -- Termination of the Policy at the end of the grace period.

   LOAN RESERVE -- A part of the Fixed Account to which amounts are transferred as collateral for Policy loans.

   MATURITY DATE -- The date when coverage under the Policy will terminate if either of the Insureds is living and the Policy is In Force.

   MONTHLY ANNIVERSARY OR MONTHIVERSARY -- The same date in each succeeding month as the Policy Date. For purposes of the Series Account, whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed to be the next Valuation Date.

   NET SURRENDER VALUE -- The amount payable upon surrender of the Policy equal to the Cash Value less indebtedness and less any surrender charge.

   NET PREMIUM -- The portion of the premium available for allocation to either the Fixed Account or the Sub-Accounts of the Series Account equal to the premium paid by the Policyowner less any applicable premium expense charges.

   NO LAPSE DATE -- Either, (1) the later of attained target premium age 65 or five Policy years, or (2) the later of attained target premium age 75 or ten Policy years, as selected by the Policyowner at time of application for the Policy.

   NO LAPSE PERIOD -- The period of time between the Policy Date and the No Lapse Date, during which the Policy will not Lapse if certain conditions are met, even though Net Surrender Value is insufficient to meet the monthly deduction.

   OFFICE -- The administrative office of Western Reserve whose mailing address is P. O. Box 5068, Clearwater, Florida 34618-5068.

   PLANNED PERIODIC PREMIUM -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

   POLICY -- The joint survivorship flexible premium variable life insurance policy offered by Western Reserve and described in this Prospectus.

   POLICY DATE -- The date set forth in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. The Policy Date is used to determine Policy years and Policy Months. Policy Anniversaries are measured from the Policy Date.

   POLICY MONTH -- A month beginning on the Monthly Anniversary.

   POLICYOWNER(S) ("OWNER(S)") -- The person(s) who owns the Policy, and who may exercise all rights under the Policy while either or both Joint Insureds are living. If two Owners are named, the Policy will be owned jointly and the consent of each Owner will be required to exercise ownership rights.

   PORTFOLIO -- A separate investment portfolio of the Fund.

   RECORD DATE -- The date the Policy is recorded on the books of Western Reserve as an In Force Policy.

   SERIES ACCOUNT -- WRL Series Life Account, a separate investment account established by Western Reserve to receive and invest Net Premiums allocated under the Policy.

   SPECIFIED AMOUNT -- The minimum death benefit payable under the Policy as long as the Policy remains In Force. The death benefit proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges.

   SUB-ACCOUNT -- A sub-division of the Series Account. Each Sub-Account invests exclusively in the shares of a specified Portfolio of the Fund.

   SURVIVING INSURED -- The Joint Insured who remains alive after the other Joint Insured has died.

   TERMINATION -- Condition when either of the Joint Insured's lives is no longer insured under the coverage provided.

   VALUATION DATE -- Any day on which the net asset value of the Fund is determined.

   VALUATION PERIOD -- The period commencing at the end of one Valuation Date and continuing to the end of the next succeeding Valuation Date.

                                  INTRODUCTION
 1. WHAT IS THE DIFFERENCE BETWEEN THE POLICY AND A CONVENTIONAL
    FIXED-BENEFIT POLICY PRIOR TO THE DEATH OF AN INSURED?

      Like conventional fixed-benefit life insurance, as long as the Policy remains In Force, the Policy will provide: (1) the accumulation of Cash Value; and (2) surrender rights and Policy loan privileges.

      The Policy differs from conventional fixed-benefit life insurance by allowing Policyowners to allocate Net Premiums to one or more Sub-Accounts of the Series Account, or to the Fixed Account, or to a combination of both. Each Sub-Account invests in a designated Portfolio of the Fund. The amount and/or duration of the life insurance coverage and the Cash Value of the Policy are not guaranteed and may increase or decrease depending upon the investment experience of the Series Account. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Series Account but reaps the benefits of any appreciation in value. (See Allocation of Premiums and Cash Value - Allocation of Net Premiums, p. 21.) Unlike conventional fixed-benefit life insurance, a Policyowner also has the flexibility, subject to certain restrictions (see Premiums - Premium Limitations, p. 20), to vary the frequency and amount of premium payments and to decrease the Specified Amount. Thus, unlike conventional fixed-benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium schedule. Moreover, the failure to pay a scheduled premium ("Planned Periodic Premium") will not itself cause the Policy to lapse, although additional premium payments may be necessary to prevent lapse if Net Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement - Lapse, p. 23.)

 2. WHAT IS THE DIFFERENCE BETWEEN THE POLICY AND A CONVENTIONAL
    FIXED-BENEFIT POLICY UPON THE DEATH OF AN INSURED?

      Under a conventional fixed-benefit life insurance Policy, only one person is insured. Upon the insured's death, the Policy terminates and the death benefit is paid to the beneficiary. Under a joint survivorship Policy, two people are insured. When one of the two insureds dies with the other insured still living, no death benefit is paid, and the Policy continues without any change in the Policy provisions, charges or cash value accumulation. The Owner(s) may continue to pay premiums, as necessary or desired, and exercise all rights as Owner(s) under the Policy.

 3. WHAT DEATH BENEFIT OPTIONS ARE AVAILABLE UNDER THE POLICY?

      The Policy provides the payment of benefits upon the death of the Surviving Insured. The Policy contains two death benefit options. Under Death Benefit Option A, the death benefit is the greater of the Specified Amount of the Policy or a specified percentage times the Cash Value of the Policy on the date of death of the Surviving Insured. Under Death Benefit Option B, the death benefit is the greater of the Specified Amount of the Policy plus the Cash Value of the Policy on the date of death of the Surviving Insured or a specified percentage times the Cash Value of the Policy on the date of death of the Surviving Insured. As long as the Policy remains In Force, the minimum death benefit payable under either option will be the current Specified Amount. The amount of death benefit will be reduced by any outstanding indebtedness and any due and unpaid charges, and increased by any additional insurance benefits added by rider and any unearned loan interest. Under Western Reserve's current rules, the minimum Specified Amount for a Policy at issue is generally $100,000. The minimum Specified Amount will be set forth in the Policyowner's Policy. (See Policy Benefits - Death Benefit, p. 12.)

      Optional insurance benefits offered under the Policy include a Joint Insured Term Rider; an Individual Insured Rider; and a Wealth Protector Rider. (See Optional Cash Value Charges - Optional Insurance Benefits, p. 26.) The cost of these optional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See Charges and Deductions
    - Cash Value Charges, p. 25.)

      A Terminal Illness Accelerated Death Benefit Rider is automatically included with every Policy at no additional charge. This rider makes a "Single Sum Benefit" available prior to an Insured's death if the Insured has incurred a condition resulting from illness which, as determined by a Physician, has reduced the Insured's life expectancy as defined in the rider. (See Policy Benefits - Terminal Illness Accelerated Death Benefit Rider, p. 15.)

      Benefits under the Policy may be paid in a lump sum or under one of the settlement options set forth in the Policy. (See Payment of Policy Benefits - Settlement Options, p. 30.)

 4. HOW MAY THE AMOUNT OF THE DEATH BENEFIT AND CASH VALUE VARY?

      Under either death benefit option, as long as the Policy remains In Force, the death benefit will not be less than the current Specified Amount of the Policy.

    The amount of death benefit will be reduced by any outstanding indebtedness and any due and unpaid charges. The death benefit may, however, exceed the Specified Amount under certain circumstances. The amount by which the death benefit exceeds the Specified Amount depends upon the option chosen and the Cash Value of the Policy. (See Policy Benefits - Death Benefit, p. 12.)

      The Policy's Cash Value in the Series Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Sub-Accounts of the Series Account, any partial surrenders, and any charges imposed in connection with the Policy. The entire investment risk for amounts allocated to the Series Account is borne by the Policyowner; Western Reserve does not guarantee a minimum Cash Value. (See Policy Benefits - Cash Value, p. 15.)

 5. WHAT FLEXIBILITY DOES A POLICYOWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?

      The Policyowner has the flexibility to adjust the death benefit payable by changing the Death Benefit Option type, and by decreasing the Specified Amount of the Policy or adding riders to increase the total death benefit payable. No such change or decrease may be requested during the first three Policy years. The Policyowner may either change the death benefit option or decrease the Specified Amount, but not both, only once each Policy year after the third Policy year. (See Death Benefit - Change in Death Benefit Option, p. 13.)

 6. WHAT FLEXIBILITY DOES A POLICYOWNER HAVE IN CONNECTION WITH PREMIUM
    PAYMENTS?

      A Policyowner has considerable flexibility concerning the amount and frequency of premium payments. An Initial Premium at least equal to a minimum monthly first year premium as set forth in the Policy must be paid before insurance coverage is In Force. (See Policy Benefits - When Insurance Coverage Takes Effect, p. 14.) Thereafter, a Policyowner may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Payment and Allocation of Premiums - Premiums, p. 20.) Each Policyowner will also determine a Planned Periodic Premium schedule. The schedule will provide Planned Periodic Premium payments of a level amount at a fixed interval over a specified period of time. The amount and frequency of planned premium payments will be prescribed in the Policy. The amount and frequency of Planned Periodic Premium payments may be changed upon written request. (See Premiums - Planned Periodic Premiums, p. 20.)

 7. HOW LONG WILL THE POLICY REMAIN IN FORCE?

      The Policy will Lapse only when Net Surrender Value is insufficient to pay the monthly deduction (see Charges and Deductions - Cash Value Charges, p. 25), providing excess indebtedness does not exceed the Policy's Cash Value, and a grace period expires without a sufficient payment by the Policyowner. (See Loan Privileges - Indebtedness, p. 28.) However, until the No Lapse Date as provided in the Policy, the Policy will remain In Force and no grace period will begin provided the total premiums received (minus any withdrawals and minus any outstanding loans) equal or exceed the minimum monthly guarantee premium shown in the Policy times the number of months since the Policy Date, including the current month. The Policy, therefore, differs in two important respects from a conventional life insurance policy. First, the failure to pay a Planned Periodic Premium will not automatically cause the Policy to Lapse. Second, after the No Lapse Date, the Policy can Lapse even if Planned Periodic Premiums or premiums in other amounts have been paid, if Net Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. Such a Lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Surrender Value, or the Net Surrender Value has decreased because not enough premiums have been paid to offset the monthly charges. If either Insured is alive and the Policy is In Force on the Maturity Date, which is the younger Insured's 100th birthday, the Policy will then terminate and no longer be In Force, unless Western Reserve is willing to extend the Maturity Date and there are no unfavorable tax consequences. The Net Surrender Value as of the Maturity Date will be paid to the Policyowner.

 8. HOW ARE NET PREMIUMS ALLOCATED?

      The portion of the premium available for allocation ("Net Premium") equals the premium paid less the premium expense charges. (See Charges and Deductions - Premium Expense Charges, p. 24.) The Policyowner initially determines the allocation of the Net Premium among the Sub-Accounts of the Series Account, each of which invests in shares of a designated Portfolio of the Fund, or to the Fixed Account, or a combination. Each Portfolio has a different investment objective. (See Investments of the Series Account - WRL Series Fund, Inc., p. 16.) The allocation of future Net Premiums may be changed without charge at any time by providing Western Reserve with written notification from the Policyowner, or by calling Western Reserve's toll-free number, 1-800-851-9777.

      Subject to certain restrictions, a Policyowner may transfer Cash Value among the Sub-Accounts of the Series Account or from the Sub-Accounts to the Fixed Account. Transfers may also be made from the Fixed Account to the Sub-Accounts subject to certain restrictions. The transfer will be effective on the first Valuation Date on or following the day appropriate notice of such transfer is received at the Office of Western Reserve.

    (See Allocation of Premiums and Cash Value - Transfers, p. 21 and The Fixed Account - Allocations, Transfers and Withdrawals, p. 32.)

 9. IS THERE A "FREE-LOOK" PERIOD?

      Yes, the Policy provides a free-look period. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after Western Reserve mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days after signing the application, whichever is latest. Certain states require a Free-Look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners. In most states, Western Reserve will refund the value of the amounts allocated to the Accounts plus any charges previously deducted. (See Policy Rights - Examination of Policy Privilege, p. 29.)

10. MAY THE POLICY BE SURRENDERED?

      Yes, the Policyowner may totally surrender the Policy at any time and receive the Net Surrender Value of the Policy. Subject to certain limitations, the Policyowner may also make cash withdrawals from the Policy at any time after the first Policy year and prior to the Maturity Date. (See Policy Rights - Surrender Privileges, p. 28.) If Death Benefit Option A is in effect, cash withdrawals will reduce the Policy's Specified Amount by the amount of the cash withdrawal.

11. WHAT IS THE LOAN PRIVILEGE?

      After the first Policy Anniversary, a Policyowner may obtain a Policy loan in any amount which is not greater than 90% of the Cash Value less any surrender charge and any already outstanding loan. Western Reserve reserves the right to permit a Policy Loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy, or an annuity contract, under Section 1035(a) of the Internal Revenue Code of 1986, as amended. It should be noted, however, that a loan taken from, or secured by, a Policy may be treated as a taxable distribution, and also may be subject to a penalty tax. (See Federal Tax Matters, p. 33.)

      The interest rate on a loan is 5.2% payable annually in advance. The requested loan amount, plus interest in advance, will be transferred from the Accounts to the Loan Reserve and credited at the end of each Policy year with guaranteed interest at a rate of 4% per year. Western Reserve may from time to time, and in its sole discretion, credit the Loan
    Reserve with additional interest at a rate higher than 4% per year. The Loan Reserve is currently being credited with a rate higher than 4% per year. The minimum loan amount is generally $500. (See Policy Rights - Loan Privileges, p. 27.) Upon repayment of a loan, amounts in the Loan Reserve in excess of the outstanding value of the loan are currently transferred to the Accounts in the same manner as Net Premium allocations; however, Western Reserve may in the future require these amounts to be transferred to the Fixed Account. (See The Fixed Account, p. 32.)

      There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account any outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Matters - Tax Treatment of Policy Benefits, p. 34.)

12. WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE POLICY?

      Certain charges are deducted from each premium. A sales charge equal to 3.5% of the premiums paid through the end of the tenth Policy year is deducted to compensate Western Reserve for distribution expenses incurred in connection with the Policy. A charge of 2.5% of each premium is deducted to compensate Western Reserve for premium taxes imposed by various states. (See Charges and Deductions - Premium Expense Charges, p. 24.)

      A "surrender charge" (part of which is a contingent deferred sales charge) is deducted if the Policy is surrendered during the first 15 Policy years. The surrender charge consists of a deferred issue charge of $5.00 per $1,000 of Specified Amount; the surrender charge also consists of a deferred sales charge equal to 26.5% of one Guideline Premium and not more than 4.2% of premiums above that amount. A declining percentage of the surrender charge is assessed after the tenth year. (See Charges and Deductions - Contingent Surrender Charges, p. 24.)

      Western Reserve charges the Sub-Accounts of the Series Account for the mortality and expense risks Western Reserve assumes. The charge is made daily at an effective annual rate of 0.90% of the average daily net assets of each Sub-Account of the Series Account. (See Charges and Deductions - Charges Against the Series Account, p. 26.)

      An investment advisory charge is imposed on each applicable Portfolio of the Fund at a current annual rate stated as a percentage of the aggregate average daily net assets of the Portfolio. Effective January 1, 1997, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund.

      Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundreths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI's seeking reimbursement, Policyowners will be notified in advance. In addition, the Portfolios incur certain operating expenses. (See Investments of the Series Account - WRL Series Fund, Inc., p. 16.)

      A cost of insurance charge and a $5.00 monthly administration charge are deducted monthly from the Cash Value of each Policy to compensate Western Reserve for the cost of insurance and the cost of administering the Policy. A Death Benefit Guarantee Charge is deducted up until the No Lapse Date selected by the Policyowner on the application. The amount of this charge is set forth on the Policy Schedule Page and will be $0.04 per $1,000 of Specified Amount for all classes of Policies. On and after the No Lapse Date selected, this charge will be zero. (See Charges and Deductions - Cash Value Charges, p. 25.)

      Optional Cash Value charges are deducted from the Policy as a result of Policyowner changes or elections made to the Policy. Optional Cash Value charges include charges for: optional insurance benefits, certain Cash Value transfers and cash withdrawals. (See Charges and Deductions
    - Optional Cash Value Charges, p. 26.)

      No charges are currently made from the Series Account for Federal or state income taxes. Should Western Reserve determine that such taxes may be imposed by Federal or state agencies, Western Reserve may make deductions from the Series Account to pay these taxes. (See Federal Tax Matters, p. 33.)

13. ARE TRANSFERS PERMITTED AMONG THE ACCOUNTS?

      Yes. Twelve Cash Value transfers are permitted among the Sub-Accounts of the Series Account or from the Sub-Accounts to the Fixed Account without charge in a Policy year. Western Reserve will impose a $10 charge for each subsequent transfer. (See Payment and Allocation of Premiums
    - Allocation of Premiums and Cash Value, p. 20.) Transfers may also be made from the Fixed Account to the Sub-Accounts subject to certain restrictions. (See The Fixed Account - Allocations, Transfers and Withdrawals, p. 32.)

14. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF PURCHASING A POLICY?

      Under current Federal tax law, life insurance policies receive tax-favored treatment. The death benefit is generally excludable from the beneficiary's gross income for Federal income tax purposes, according to
    Section 101(a)(1) of the Internal Revenue Code. Owners of a life insurance policy are not taxed on any increase in the cash value while the policy remains In Force.

      If a second-to-die life insurance policy is a modified endowment contract under Federal tax law, certain distributions made during either insured's lifetime, such as loans and partial withdrawals from, and collateral assignments of, the policy are includable in gross income on an income-first basis. A 10% penalty tax may also be imposed on distributions made before the policyowner attains age 59 1/2 . Life insurance policies that are not modified endowment contracts under Federal tax law receive preferential tax treatment with respect to certain distributions.

      For a discussion of tax issues associated with this Policy, see "Federal Tax Matters" on p. 33.

                      INVESTMENT EXPERIENCE INFORMATION

   THE INFORMATION PROVIDED IN THIS SECTION SHOWS THE HISTORICAL INVESTMENT EXPERIENCE OF THE FUND AND HYPOTHETICAL ILLUSTRATIONS OF THE POLICY BASED ON THE HISTORICAL INVESTMENT EXPERIENCE OF THE FUND. IT DOES NOT REPRESENT OR PROJECT FUTURE INVESTMENT PERFORMANCE.

   The Policies became available for sale in January of 1994. The Series Account and the Fund commenced operations on October 2, 1986. The rates of return shown below depict the actual investment experience of each Portfolio of the Fund for the periods shown. The illustrations of death benefits, Cash Values and Net Surrender Values shown below depict these Policy features for a hypothetical Policy as if it had been purchased on January 1, 1987 by an Insured in the age and risk classes indicated, based on the historical investment experience of the Portfolio indicated since January 1, 1987. The actual rate of return in each calendar year was assumed to be uniformly earned throughout that year.

RATES OF RETURN

   The rates of return shown below are based on the investment performance, after the deduction of investment management fees and direct Fund expenses, of the Portfolios of the Fund. The rates are average annual compounded rates of return for the periods ended on December 31, 1995. (See Investments of the Series Account - WRL Series Fund, Inc., p. 16.)

   These rates of return do not reflect the annual charge against the assets of the Series Account of 0.90% for mortality and expense risks. These rates of return also do not reflect the charges deducted from premiums, monthly deductions from Cash Value, or surrender charges. (See Charges and Deductions
- Premium Expense Charges, p. 24; Contingent Surrender Charges, p. 24; and Cash Value Charges, p. 25.) Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies. (See, however, Death Benefit, Cash Value and Net Surrender Value Illustrations, p. 7.) Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

   Also shown are comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock market performance.

           AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
          FOR THE PERIODS ENDED ON DECEMBER 31, 1995

FUND PORTFOLIO        INCEPTION*   5 YEARS   3 YEARS   1 YEAR
--------------        ---------    -------   -------   ------
Growth                  17.63%     18.06%     11.94%   47.12%
Global                  18.67%        N/A     18.55%   23.06%
Bond                     8.48%     10.50%      9.08%   22.99%
Short-to-Intermediate
  Government             5.75%        N/A      5.74%   13.54%
Money Market             4.98%      3.91%      3.76%    5.40%
Emerging Growth         20.48%        N/A        N/A   46.79%
Equity-Income           12.79%        N/A        N/A   24.66%
Aggressive Growth       18.37%        N/A        N/A   38.02%
Balanced                 6.85%        N/A        N/A   19.80%
Utility                 10.20%        N/A        N/A   25.25%
Tactical Asset
  Allocation            20.09%        N/A        N/A      N/A
C.A.S.E. Growth         20.65%        N/A        N/A      N/A
Standard & Poor's
  Index of 500
  Common Stocks         14.68%     16.59%     15.34%   37.58%

* The Growth, Bond and Money Market Portfolios of the Fund commenced operations on October 2, 1986. The Global and Short-to-Intermediate Government Portfolios commenced operations on December 3, 1992. The Emerging Growth and Equity-Income Portfolios commenced operations on March 1, 1993. The Aggressive Growth, Balanced and Utility Portfolios commenced operations on March 1, 1993. The Tactical Asset Allocation Portfolio commenced operations on January 3, 1995. The C.A.S.E. Growth Portfolio commenced operations on May 1, 1995. The Standard & Poor's Index of 500 Common Stocks returns are based on an inception date of October 2, 1986.

Because the Value Equity Portfolio, U.S. Equity Portfolio and International Equity Portfolio had not yet commenced operations as of December 31, 1995, the above chart does not reflect rates of return for these Portfolios.

   Additional information regarding the investment performance of the Portfolios of the Fund appears in the attached Prospectus for the Portfolios of the Fund.

DEATH BENEFIT, CASH VALUE AND NET SURRENDER VALUE ILLUSTRATIONS

   In order to demonstrate how the actual investment experience of the Portfolios would have affected the Option A death benefits, the Policy Cash Value and Net Surrender Value, the following hypothetical illustrations are based on the actual investment experience of each Portfolio as if the Policy had been available for sale and issued on January 1, 1987. The actual rate of return in each calendar year was assumed to be uniformly earned throughout that year. These illustrations do not represent what may happen in the future.

   The illustrations show Option A based on the payment of annual premiums of $4,000 at the beginning of each Policy year, and a Specified Amount of $250,000 for a male age 55 and a female age 55. The illustrations also assume that the Joint Insureds are placed in Western Reserve's Select underwriting rate class. (See Cash Value Charges - Cost of Insurance, p. 25.) The illustrations also assume that the Policy's entire Cash Value is allocated to the Sub-Account corresponding to the Portfolio shown.

   The amounts shown for death benefits, Cash Values and Net Surrender Values take into account all charges and deductions from the Policy, the Series Account and the Fund (see Charges and Deductions - Premium Expense Charges, p. 24, Charges Against the Series Account, p. 26, and Investments of the Series Account
- WRL Series Fund, Inc., p. 16).

   For each Portfolio of the Fund, one illustration is based on the guaranteed cost of insurance rates, while the other illustration is based on the current cost of insurance rates. These examples of Policy performance are for the specific ages, sexes, rate class, premium payment pattern and Policy set forth above. The amount and timing of premium payments would affect individual Policy benefits as would any withdrawals or loans.

   This Prospectus also contains illustrations based on assumed rates of return. See Appendix A, pp. 39-42.

   The following example shows how the hypothetical net return of the Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that the Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                               GROWTH PORTFOLIO
       Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates


                                           CASH VALUE             NET SURRENDER VALUE
POLICY ANNIVERSARY ON JANUARY 1 OF   -----------------------     ----------------------
----------------------------------    CURRENT     GUARANTEED     CURRENT     GUARANTEED
1988 .............................    $3,969        $3,969        $1,659       $1,659
1989* ............................     8,692         8,692         6,040        6,040
1990* ............................    18,144        18,144        15,325       15,325
1991* ............................    20,979        20,979        17,992       17,992
1992* ............................    39,022        39,022        35,866       35,866
1993* ............................    43,012        43,006        39,689       39,683
1994* ............................    47,467        47,447        43,975       43,956
1995* ............................    46,065        46,024        42,406       42,364
1996* ............................    72,000        71,892        68,173       68,064

* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

   The following example shows how the hypothetical net return of the Bond Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                                BOND PORTFOLIO
       Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates



                                           CASH VALUE              NET SURRENDER VALUE
POLICY ANNIVERSARY ON JANUARY 1 OF    ----------------------     ----------------------
----------------------------------    CURRENT     GUARANTEED     CURRENT     GUARANTEED
1988 .............................    $3,385        $3,385        $1,075       $1,075
1989* ............................     7,345         7,345         4,694        4,694
1990* ............................    12,459        12,459         9,640        9,640
1991* ............................    16,903        16,903        13,916       13,916
1992* ............................    23,617        23,617        20,461       20,461
1993* ............................    28,961        28,955        25,638       25,632
1994* ............................    35,881        35,858        32,390       32,367
1995* ............................    36,275        36,229        32,615       32,569
1996* ............................    48,181        48,078        44,353       44,250

* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

   The following example shows how the hypothetical net return of the Money Market Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                            MONEY MARKET PORTFOLIO
       Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates


                                           CASH VALUE             NET SURRENDER VALUE
POLICY ANNIVERSARY ON JANUARY 1 OF   ----------------------     ----------------------
----------------------------------   CURRENT     GUARANTEED     CURRENT     GUARANTEED
1988                                  $3,759        $3,759        $1,449       $1,449
1989* ............................     7,694         7,694         5,042        5,042
1990* ............................    12,013        12,013         9,194        9,194
1991* ............................    16,492        16,492        13,504       13,504
1992* ............................    20,787        20,787        17,631       17,631
1993* ............................    24,715        24,709        21,392       21,385
1994* ............................    28,473        28,451        24,982       24,960
1995* ............................    32,577        32,528        28,918       28,868
1996* ............................    37,389        37,293        33,561       33,466

* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

   The following example shows how the hypothetical net return of the Global Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1993, and if the Global Portfolio had been offered through the Policy as of January 1, 1993. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                               GLOBAL PORTFOLIO
       Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates


                                           CASH VALUE            NET SURRENDER VALUE
POLICY ANNIVERSARY ON JANUARY 1 OF    ---------------------     ----------------------
----------------------------------    CURRENT    GUARANTEED     CURRENT     GUARANTEED
1994..............................    $ 4,800      $ 4,800      $ 2,490       $ 2,490
1995* ............................      8,312        8,310        5,660         5,660
1996* ............................     14,443       14,443       11,624        11,624

* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

   The following example shows how the hypothetical net return of the Short-to-Intermediate Government Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1993, and if the Short-to-Intermediate Government Portfolio had been offered through the Policy as of January 1, 1993. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                  SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
       Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates

                                           CASH VALUE             NET SURRENDER VALUE
POLICY ANNIVERSARY ON JANUARY 1 OF   -----------------------     ----------------------
----------------------------------    CURRENT     GUARANTEED     CURRENT     GUARANTEED
1994 .............................    $ 3,690       $ 3,690      $1,380        $1,380
1995* ............................      7,139         7,139       4,487         4,487
1996* ............................     11,997        11,997       9,177         9,177

* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

   The following example shows how the hypothetical net return of the Emerging Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1994, if the Emerging Growth Portfolio had been offered by the Policy as of January 1, 1994. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                          EMERGING GROWTH PORTFOLIO
                  Male, Issue Age 55, $4,000 Annual Premium
         ($250,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates


                                            CASH VALUE             NET SURRENDER VALUE
POLICY ANNIVERSARY ON JANUARY 1 OF    ----------------------     ----------------------
---------------------------------     CURRENT     GUARANTEED     CURRENT     GUARANTEED
1995 .............................    $3,283        $3,283        $  973       $  973
1996* ............................     9,978         9,978         7,326        7,326

* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

   The following example shows how the hypothetical net return of the Equity-Income Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1994, if the Equity-Income Portfolio had been offered by the Policy as of January 1, 1994. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                           EQUITY-INCOME PORTFOLIO
                  Male, Issue Age 55, $4,000 Annual Premium
         ($250,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates

                                           CASH VALUE             NET SURRENDER VALUE
POLICY ANNIVERSARY ON JANUARY 1 OF    ---------------------     ----------------------
----------------------------------    CURRENT    GUARANTEED     CURRENT     GUARANTEED
1995 .............................    $3,537       $3,537        $1,227      $1,227
1996* ............................     8,769        8,769         6,118       6,118

* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

   The following example shows how the hypothetical net return of the Aggressive Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                         AGGRESSIVE GROWTH PORTFOLIO
                  Male, Issue Age 35, $2,000 Annual Premium
         ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates

                                             CASH VALUE               NET SURRENDER VALUE
                                         ----------------------     -----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF       CURRENT     GUARANTEED     CURRENT     GUARANTEED
----------------------------------

1996..............................       $4,915        $4,915        $2,605       $2,605

   The following example shows how the hypothetical net return of the Balanced Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                               BALANCED PORTFOLIO
                    Male, Issue Age 35, $2,000 Annual Premium
          ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                             Death Benefit Option A
               Both Current and Guaranteed Cost of Insurance Rates

                                           CASH VALUE              NET SURRENDER VALUE
POLICY ANNIVERSARY ON JANUARY 1 OF    ----------------------      ---------------------
----------------------------------    CURRENT     GUARANTEED      CURRENT    GUARANTEED
1996..............................    $4,254        $4,254        $1,944       $1,944

   The following example shows how the hypothetical net return of the Utility Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                                UTILITY PORTFOLIO
                    Male, Issue Age 35, $2,000 Annual Premium
          ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                             Death Benefit Option A
               Both Current and Guaranteed Cost of Insurance Rates

                                                 CASH VALUE             NET SURRENDER VALUE
POLICY ANNIVERSARY ON JANUARY 1 OF          ---------------------      ---------------------
--------------------------------------      CURRENT    GUARANTEED      CURRENT    GUARANTEED
1996..................................      $4,452       $4,452        $2,142       $2,142

   Because the Tactical Asset Allocation Portfolio commenced operations on January 3, 1995, the C.A.S.E. Growth Portfolio commenced operations on May 1, 1995, and the Value Equity Portfolio, U.S. Equity Portfolio and International Equity Portfolio had not commenced operations as of December 31, 1995, there are no hypothetical illustrations for these Portfolios.

OTHER PERFORMANCE DATA

   Western Reserve may compare the performance of each Sub-Account in advertising and sales literature to the performance of other variable life issuers in general, or to the performance of particular types of variable life insurance policies investing in mutual funds, or investment series of mutual funds, with investment objectives similar to each of the Sub-Accounts whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE. Lipper and Morningstar are widely used independent research services which monitor and rank the performance of variable life insurance policies in each of the major categories of investment objectives on an industry-wide basis.

   Lipper's and Morningstar's rankings include variable annuity contracts as well as variable life insurance policies. The performance analyses prepared by Lipper and Morningstar rank such policies and contracts on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration.

   Western Reserve may also compare the performance of each Sub-Account in advertising and sales literature to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock market performance, or other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but usually do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

   In addition, Western Reserve may, as appropriate, compare each Sub-Account's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Sub-Account performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Sub-Account performance may be compared with Donoghue Money Market Institutional Average (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

                     WESTERN RESERVE AND THE SERIES ACCOUNT

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

   Western Reserve was originally incorporated under the laws of Ohio on October 1, 1957. Western Reserve is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states and the District of Columbia. The Office of Western Reserve is located in Largo, Florida; however, the mailing address is P.O. Box 5068, Clearwater, FL 34618-5068. Western Reserve is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

   PUBLISHED RATINGS OF WESTERN RESERVE. Western Reserve may from time to time publish in advertisements, sales literature and reports to Policyowners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps Credit Rating Co. ("Duff & Phelps"). A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (I.E., debt/commercial paper).

THE SERIES ACCOUNT

   WRL Series Life Account ("Series Account") was established by Western Reserve as a separate account on July 16, 1985. The Series Account meets the definition of a "separate account" under the Federal securities laws. The Series Account will receive and invest the Net Premiums paid under this Policy and other flexible premium variable life insurance policies issued by Western Reserve.

   Although the assets of the Series Account are the property of Western Reserve, the Code of Ohio, under which the Series Account was established, provides that the assets in the Series Account attributable to the Policies are not chargeable with liabilities arising out of any other business which Western Reserve may conduct. The assets of the Series Account shall, however, be available to cover the liabilities of the General Account of Western Reserve to the extent that the Series Account's assets exceed its liabilities arising under the Policies supported by it.

   The Series Account is currently divided into fifteen Sub-Accounts. Each Sub-Account invests exclusively in shares of a single Portfolio of the Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-Account of the Series Account are credited to or charged against that Sub-Account without regard to income, gains or losses from any other Sub-Account of the Series Account or arising out of any other business Western Reserve may conduct.

                                 POLICY BENEFITS

DEATH BENEFIT

   Policyowners designate in the initial application one of two death benefit options offered under the Policy: Death Benefit Option A ("Option A") or Death Benefit Option B ("Option B"). As long as the Policy remains In Force, (see Policy Lapse and Reinstatement - Lapse, p. 22), Western Reserve will, upon receiving due proof of the Surviving Insured's death, pay the death benefit proceeds of a Policy to the named Beneficiary in accordance with the designated death benefit option. The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Surviving Insured dies. The proceeds may be paid in a lump sum or under one or more of the settlement options set forth in the Policy. (See Payments of Policy Benefits - Settlement Options, p. 30.) Western Reserve guarantees that as long as the Policy remains In Force (see Policy Lapse and Reinstatement - Lapse, p. 23), the death benefit proceeds under either option will never be less than the Specified Amount of the Policy, but the proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance In Force provided by rider and any unearned loan interest.

   OPTION A. The death benefit is the greater of the Specified Amount of the Policy or the applicable percentage (the "limitation percentage") times the Cash Value on the date of death. The limitation percentage is a percentage based on the Attained Age of the younger Joint Insured and is 250% for a younger Joint Insured age 40 or below on the Policy Anniversary prior to the date of death. For a younger Joint Insured with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the following Limitation Percentage Table. Accordingly, under Option A the death benefit will remain level unless the limitation percentage times the Cash Value exceeds the Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies.

   ILLUSTRATION OF OPTION A. For purposes of this illustration, assume that the younger Joint Insured's Attained Age is under 40 and that there is no outstanding indebtedness. Under Option A, a Policy with a $250,000 Specified Amount will generally pay $250,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of Cash Value, any time the Cash Value of the Policy exceeds $100,000, the death benefit will exceed the $250,000 Specified Amount. Each additional dollar added to Cash Value above $100,000 will increase the death benefit by $2.50.

                         LIMITATION PERCENTAGE TABLE

    ATTAINED AGE
     OF YOUNGER                                PER YEAR
    JOINT INSURED              LESS            OVER AGE
    -------------              ----            --------
under 40......... 250%
41 - 45 ......... 250%           7%               40
46 - 50 ......... 215%           6%               45
51 - 55 ......... 185%           7%               50
56 - 60 ......... 150%           4%               55
61 - 65 ......... 130%           2%               60
66 - 70 ......... 120%           1%               65
71 - 75 ......... 115%           2%               70
76 - 90 ......... 105%           0%               75
91 - 95 ......... 105%           1%               90
above 96 ........ 100%           0%               95

   Similarly, so long as Cash Value exceeds $100,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If at any time, however, the Cash Value multiplied by the limitation percentage is less than the Specified Amount, the death benefit will equal the Specified Amount of the Policy.

   OPTION B. The death benefit is equal to the greater of the Specified Amount plus the Cash Value of the Policy or the limitation percentage times the Cash Value on or prior to the date of death. The applicable percentage is 250% for the younger Joint Insured age 40 or below on the Policy Anniversary prior to the date of death. For the younger Joint Insured with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the Limitation Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies.

   ILLUSTRATION OF OPTION B. For purposes of this illustration, assume that the younger Joint Insured is under the age of 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a Specified Amount of $250,000 will generally pay a death benefit of $250,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $50,000 will have a death benefit of $300,000 ($250,000 + $50,000). The death benefit, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $166,666, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $166,666 will increase the death benefit by $2.50.

   Similarly, any time Cash Value exceeds $166,666, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If at any time, however, Cash Value multiplied by the limitation percentage is less than the Specified Amount plus the Cash Value, then the death benefit will be the Specified Amount plus the Cash Value of the Policy.

   CHOOSING DEATH BENEFIT OPTION A OR OPTION B. As described above and assuming the death benefit is not determined by reference to the limitation percentage, Option A will provide a Specified Amount of death benefit which does not vary with changes in Cash Value. Thus, under Option A, as Cash Value increases, Western Reserve's net amount at risk under the Policy will decline. In contrast, Option B involves a constant net amount at risk, assuming that the death benefit is not determined by reference to the limitation percentage. Therefore, assuming positive investment experience, the deduction for cost of insurance under a Policy with an Option A death benefit will be less than under a corresponding policy with an Option B death benefit. Because of this, if investment performance is positive, Cash Value under Option A will increase faster than under Option B but the total death benefit under Option B will generally be greater. Thus, Option A could be considered more suitable for Policyowners whose goal is increasing Cash Value based upon positive investment experience while Option B could be considered more suitable for Policyowners whose goal is increasing total death benefit. The Policyowner may either change the death benefit option or decrease the Specified Amount, but not both, only once each Policy year after the third Policy year.

   CHANGE IN DEATH BENEFIT OPTION. Generally, the death benefit option in effect may be changed by the Policyowner once each Policy year after the third Policy year, provided that no decrease is made that year, by sending Western Reserve a written request for a change. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters, p. 33.)

   Under Western Reserve's current rules, no change may be made if it would result in a Specified Amount less than the minimum Specified Amount set forth in the Policy. The effective date of any change will be the Monthly Anniversary on or following receipt of the request. No charges will be imposed for making a change in death benefit option.

   If the death benefit option is changed from Option B to Option A, the Specified Amount will be increased by an amount equal to the Policy's Cash Value on the effective date of change. If the death benefit option is changed from Option A to Option B, the Specified Amount will be decreased by an amount equal to the Cash Value on the effective date of the change.

   CORRIDOR PERCENTAGE. If pursuant to requirements of the Internal Revenue Code of 1986, as amended, the death benefit under a Policy is determined by reference to the limitation percentages discussed above, the Policy is described as "in the corridor," and an increase in the Cash Value of the Policy will increase the net amount at risk assumed by Western Reserve and consequently increase the cost of insurance deducted from the Cash Value of the Policy. (See Cash Value Charges - Cost of Insurance, p. 25.)

   INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy (I.E., the difference between the death benefit and the Cash

Value) in one of several ways as insurance needs change. These ways include decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a cash withdrawal from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

   (a) A decrease in the Specified Amount will, subject to the limitation percentage (see Policy Benefits - Death Benefit, p. 12), in general decrease the insurance protection and the charges under the Policy without reducing the Cash Value.

   (b) If Option A is elected, an increased level of premium payments also will reduce the pure insurance protection, until the limitation percentage times the Cash Value exceeds the Specified Amount. Furthermore, increased premiums should increase the amount of funds available to keep the Policy In Force.

   (c) A cash withdrawal will reduce the death benefit. (See Surrender Privileges - Cash Withdrawals, p. 28.) However, it has no effect on the amount of pure insurance protection and charges under the Policy, unless the death benefit payable is governed by the limitation percentages.

   (d) A reduced level of premium payments also generally increases the amount of pure insurance protection if Option A is elected, or maintains the same amount of pure insurance protection if Option B is elected, again depending on the limitation percentage. Furthermore, it results in a reduced amount of Cash Value and increases the possibility that the Policy will lapse.

   HOW DEATH BENEFITS MAY VARY IN AMOUNT. As long as the Policy remains In Force, Western Reserve guarantees that the death benefit will never be less than the Specified Amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The death benefit may, however, vary with the Policy's Cash Value. Under Option A, the death benefit will only vary when the Cash Value multiplied by the limitation percentage exceeds the Specified Amount of the Policy. The death benefit under Option B will always vary with the Cash Value because the death benefit equals either the Specified Amount plus the Cash Value or the limitation percentage times the Cash Value.

   DECREASE IN SPECIFIED AMOUNT. Subject to certain limitations, a Policyowner may decrease the Specified Amount of a Policy. A decrease in Specified Amount may affect the net amount at risk, which may affect a Policyowner's cost of insurance charge. (See Cash Value Charges - Cost of Insurance, p. 25.) A decrease in Specified Amount could also have Federal income tax consequences. (See Federal Tax Matters, p. 33.) The Policyowner may either change the death benefit option or decrease the Specified Amount, but not both, only once each Policy year after the third Policy year.

   Any decrease in the Specified Amount will become effective on the Monthly Anniversary date on or following receipt of a written request from the Policyowner by Western Reserve. No requested decrease in the Specified Amount will be permitted during the first three Policy years. The Policyowner may either change the death benefit option or decrease the Specified Amount, but not both, only once each Policy year after the third Policy year. The Specified Amount remaining In Force after any requested decrease may not be less than the minimum Specified Amount set forth in the Policy. Western Reserve reserves the right to limit any decrease to no more than 20% of the Specified Amount immediately prior to the decrease. If, following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Premiums - Premium Limitations, p. 20), the decrease may be limited to the extent necessary to meet these requirements.

WHEN INSURANCE COVERAGE TAKES EFFECT

   No life insurance coverage shall take effect unless the proposed Joint Insureds are alive and in the same condition of health as described in the application when the policy is delivered to the Policyowner and the full Initial Premium is paid. However, if the full Initial Premium is paid as set forth in the conditional receipt attached to the application, and the conditional receipt is delivered to the Policyowner, the terms of the conditional receipt shall apply.

   CONDITIONAL INSURANCE COVERAGE. The proposed Joint Insureds must be insurable and acceptable to Western Reserve under its underwriting rules for the amount, plan and risk classification applied for on the later of: (a) the date of application, or (b) the date of completion of all medical tests and examinations required by Western Reserve. Any check given for payment must be honored on first presentation. The conditional receipt and all coverages applied for on the application are void if a check or draft received for payment of the Initial Premium is not honored for payment when presented for payment on first presentation.

   AMOUNT OF CONDITIONAL LIFE INSURANCE COVERAGE. If conditional insurance coverage becomes effective under the terms of the conditional receipt, then the amount of conditional life insurance coverage on any person proposed for insurance is the lesser of: (a) the amount of life insurance applied for on such person, or (b) $300,000 reduced by the amounts payable under all other life insurance or accidental death benefits then in force or pending with Western Reserve.

   WHEN CONDITIONAL LIFE INSURANCE COVERAGE BEGINS. If the conditions listed above are fulfilled, then the amount of conditional insurance coverage specified above shall take effect on the later of: (a) the date of the application, or (b) the date of the completion of all medical tests and examinations required by Western Reserve. All conditional coverages for the proposed Joint Insureds will be deemed void if the application contains material misrepresentation or is fraudulently completed. Benefits under the conditional receipt coverage will be denied if any proposed Joint Insured commits suicide.

   WHEN CONDITIONAL LIFE INSURANCE COVERAGE ENDS. Conditional life insurance coverage shall terminate automatically, without notice, on the earliest of the following dates: (a) the date Western Reserve approves the Policy as applied for, or (b) 10 days following any counteroffer by Western Reserve to offer insurance to any person proposed for insurance under a different plan or at an increased premium or on a different rate class or (c) at the end of the fraction of a year which the payment bears to the premium required to provide one month of insurance coverage in the amount as described above, or
(d) at the beginning of the 60th day following the date of the conditional receipt.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

   In states where this rider has been approved by that state's department of insurance, upon receipt of proof satisfactory to Western Reserve that the Surviving Insured has incurred a condition resulting from illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's Statement (a "Terminal Condition"), Western Reserve will pay to the Policyowner a "Single Sum Benefit", equal to:

   (a) the Death Benefit in effect on the date the Single Sum Benefit is paid; multiplied by

   (b) the Election Percentage; divided by

   (c) 1 + i, where i equals the greater of (A) and (B) on the date the Single Sum Benefit is paid. (A) equals the interest rate determined under Internal Revenue Code section 846(c)(2), as it may be amended from time to time; and (B) equals the Policy Loan Interest Rate.

   minus

   (d) Indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.

   "Death Benefit" under the Rider means the amount payable at death of the Surviving Insured under the Policy, plus the benefit payable under any In Force Joint Insured Term Rider or Wealth Protector Rider. (See Optional Insurance Benefits, p. 31.) "Election Percentage" means a percentage, selected by the Policyowner, not to exceed 100% of the Policy's Death Benefit, as defined under the Rider; however, in no event will the Election Percentage result in a Single Sum Benefit greater than $500,000. A "Physician" may be a Doctor of Medicine or a Doctor of Osteopathy, licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license, and must be someone other than the Surviving Insured, the Policyowner, a person who lives with the Surviving Insured or Policyowner, or a person who is part of the Surviving Insured's or Policyowner's "Immediate Family" (spouse, child, brother, sister, parent, grandparent or grandchild of the Surviving Insured). The "Physician's Statement" must be a written statement signed by a Physician which provides the Physician's diagnosis of the Surviving Insured's non-correctable medical condition. It must state with reasonable medical certainty that the non-correctable medical condition will result in the death of the Surviving Insured within 12 months of the Physician's Statement, taking into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

   The Rider will not pay benefits creating a Terminal Condition resulting from self-inflicted bodily injuries occurring within the same period specified in the Policy's suicide provision. The Rider terminates at the earliest of (a) the date the Policy terminates, (b) the effective date of a settlement option elected under the Policy, (c) the date the Single Sum Benefit is paid, or (d) the date the Policyowner elects to terminate the Rider.

   There is no additional charge for this benefit. As stated above, this Rider may not be available in all states, or, if available, the terms of the Rider may vary in accordance with each state's insurance laws.

   The tax consequences of adding the Rider to a Policy or receiving a benefit under that Rider are unclear. A Policyowner should therefore consult a qualified tax adviser about these consequences before adding this Rider to a Policy.

CASH VALUE

   At the end of any Valuation Period, the Cash Value of the Policy is equal to the sum of the Sub-Account values of the Series Account plus the Fixed Account Value. There is no guaranteed minimum Cash Value.

   NET SURRENDER VALUE. A Policyowner may at any time surrender the Policy and receive the Policy's Net Surrender Value. (See Policy Rights - Surrender Privileges, p. 28.) The Net Surrender Value as of any date is equal to:

   (1) the Cash Value as of such date; minus
   (2) any surrender charge as of such date (as described on p. 28); minus
   (3) any outstanding Policy loan; plus
   (4) any unearned loan interest.

   DETERMINATION OF VALUES IN THE SERIES ACCOUNT. On the Policy Date, the Policy's value in a Sub-Account of the Series Account will equal the portion of any Net Premium allocated to the Sub-Account, reduced by the portion of the first monthly deduction allocated to that Sub-Account. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value, p. 21.) Thereafter, on each Valuation Date, the Policy's value in a Sub-Account of the Series Account will equal:

   (1) The Policy's value in the Sub-Account on the preceding Valuation Date, multiplied by the experience factor for the current Valuation Period; plus

   (2) Any Net Premium payments received during the current Valuation Period which are allocated to the Sub-Account; plus

   (3) All values transferred to the Sub-Account from the Loan Reserve, from the Fixed Account or from another Sub-Account during the current Valuation Period; minus

   (4) All values transferred from the Sub-Account to the Loan Reserve, to the Fixed Account or to another Sub-Account during the current Valuation Period; minus

   (5) All cash withdrawals from the Sub-Account during the current Valuation Period; minus

   (6) The portion of the monthly deduction allocated to the Sub-Account during the current Valuation Period.

   The Policy's total value in the Series Account equals the sum of the Policy's value in each Sub-Account. (For a description of how the values of the Fixed Account are calculated, see The Fixed Account - Fixed Account Value,
p. 32.) Because the Cash Value is dependent upon a number of variables, including the investment experience of the chosen Sub-Accounts of the Series Account, the frequency and amount of premium payments, transfers and surrenders, and charges assessed in connection with the Policy, a Policy's Cash Value cannot be predetermined.

   THE EXPERIENCE FACTOR. The experience factor measures investment experience during a Valuation Period. Each Sub-Account has its own distinct experience factor. In calculating a Sub-Account's experience factor for a Valuation Period, the net asset value for each share of the corresponding Portfolio of the Fund at the end of the current Valuation Period is increased by the amount per Portfolio share of any dividend or capital gain distribution received by the Portfolio during the current Valuation Period and decreased by a per Portfolio share charge for any applicable taxes. The total is then divided by the net asset value per Portfolio share at the end of the preceding Valuation Period. Western Reserve then deducts a daily charge equal to 0.90% on an annual basis of the average daily net assets of each Sub-Account to compensate Western Reserve for certain mortality and expense risks. (See Charges Against the Series Account - Mortality and Expense Risk Charge, p. 26.)

   VALUATION DATE AND VALUATION PERIOD. The net asset value per share of shares of the Fund is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

                      INVESTMENTS OF THE SERIES ACCOUNT

WRL SERIES FUND, INC.

   The Series Account invests in shares of the Fund, a series mutual fund which is registered with the Securities and Exchange Commission
("Commission") as an open-end diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the Commission.

   Currently, the Portfolios of the Fund corresponding to the Sub-Accounts of the Series Account are: Aggressive Growth Portfolio, Emerging Growth Portfolio, Growth Portfolio, Global Portfolio, Balanced Portfolio, Equity-Income Portfolio, Bond Portfolio, Short-to-Intermediate Government Portfolio, Utility Portfolio, Money Market Portfolio, Tactical Asset Allocation Portfolio, C.A.S.E. Growth Portfolio, Value Equity Portfolio, U.S. Equity Portfolio and International Equity Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio. Pending any prior approval by a state insurance regulatory authority, certain Sub-Accounts and corresponding Portfolios may not be available to residents of some states.

   The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any of the Portfolios will achieve its stated objective. More detailed information, including a description of risks, can be found in the Prospectus for the Fund which should be read carefully.

   AGGRESSIVE GROWTH PORTFOLIO: This Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities.

   EMERGING GROWTH PORTFOLIO: This Portfolio seeks capital appreciation by investing primarily in common stocks of small and medium sized companies.

   GROWTH PORTFOLIO: This Portfolio's objective is growth of capital.

   GLOBAL PORTFOLIO: This Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers.

   BALANCED PORTFOLIO: This Portfolio seeks preservation of capital, reduced volatility, and superior long-term risk adjusted returns by investing primarily in common stock, convertible securities and fixed-income securities.

   EQUITY-INCOME PORTFOLIO: This Portfolio seeks to provide current income, long-term growth of income and capital appreciation by investing primarily in common stocks, income producing securities convertible into common stocks, and fixed-income securities.

   BOND PORTFOLIO: This Portfolio seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital by investing in debt securities issued by the U.S. Government and its agencies and in medium to high-quality corporate debt securities.

   SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO: This Portfolio seeks as high a level of current income as is consistent with preservation of capital, primarily through investments in U.S. Government securities, including repurchase agreements with respect to U.S. Government securities.

   UTILITY PORTFOLIO: This Portfolio's objective is to achieve high current income and moderate capital appreciation by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies.

   MONEY MARKET PORTFOLIO: This Portfolio's objective is to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

   TACTICAL ASSET ALLOCATION PORTFOLIO: This Portfolio seeks preservation of capital and competitive investment returns by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds.

   C.A.S.E. GROWTH PORTFOLIO: This Portfolio's objective is capital growth through investments in small to medium-sized companies.

   VALUE EQUITY PORTFOLIO: This Portfolio seeks to achieve maximum, consistent total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase.

   INTERNATIONAL EQUITY PORTFOLIO: This Portfolio seeks long-term growth of capital by investing primarily in the common stock of foreign issuers traded on overseas exchanges and in foreign over-the-counter markets.

   U.S. EQUITY PORTFOLIO: This Portfolio seeks long-term growth of capital by investing primarily in equity securities of U.S. companies.

   WRL Investment Management, Inc. ("WRL Management"), located at 201 Highland Avenue, Largo, FL 33770, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Fund and manages its assets in accordance with policies, programs and guidelines established by the Board of Directors of the Fund.

   Janus Capital Corporation ("Janus") serves as sub-adviser to the Growth, Bond and Global Portfolios of the Fund. Janus, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of the Janus funds since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable, and retirement accounts. The aggregate market value of the assets managed by Janus was over $40 billion as of October 1, 1996. WRL Management and Janus will divide equally monthly compensation at current annual rates of 0.50% of the aggregate average daily net assets of the Bond Portfolio and 0.80% of the aggregate average daily net assets each of the Growth Portfolio and the Global Portfolio.

   AEGON USA Investment Management, Inc. ("AEGON Management") is sub-adviser to the Short-to-Intermediate Government Portfolio and the Balanced Portfolio of the Fund. AEGON Management, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is a wholly-owned subsidiary of AEGON and thus is an affiliate of Western Reserve. AEGON Management also serves as sub-adviser to the two bond portfolios of IDEX Series Fund. AEGON Management also manages the general account investment portfolios of the life insurance subsidiaries of AEGON which had in excess of $22.6 billion under management as of ,January 1, 1996. WRL Management and AEGON Management will divide equally monthly compensation at the current annual rate of 0.60% of the aggregate average daily net assets of the Short-to-Intermediate Government Portfolio and 0.80% of the aggregate average daily net assets of the Balanced Portfolio. AEGON Management's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Short-to-Intermediate Government Portfolio and the Balanced Portfolio pursuant to any expense limitation or other reimbursement.

   Van Kampen American Capital Asset Management, Inc. ("Van Kampen American Capital") is sub-adviser to the Emerging Growth Portfolio of the Fund. Van Kampen American Capital, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, is an indirect wholly-owned subsidiary of VK/AC Holding, Inc., ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc. WRL Management and Van Kampen American Capital will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Emerging Growth Portfolio. Van Kampen American Capital's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Emerging Growth Portfolio pursuant to any expense limitation or other reimbursement.

   Luther King Capital Management Corporation ("Luther King"), located at 301 Commerce Street, Suite 1600, Fort Worth, Texas, 76102, is sub-adviser to the Equity-Income Portfolio of the Fund. Ultimate control of Luther King is exercised by J. Luther King, Jr. Luther King is a registered investment adviser and provides investment management services to accounts of individual investors, mutual funds, and other institutional investors. Luther King has served as an investment adviser for approximately 17 years; as of March 1, 1996, the total assets managed by Luther King exceeded $4.5 billion. WRL Management and Luther King will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Equity-Income Portfolio.

   Federated Investment Counseling ("Federated") is sub-adviser to the Utility Portfolio of the Fund. Federated, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, is a Delaware business trust organized on April 11, 1989 and is a registered investment adviser under the Investment Advisers Act of 1940. Federated is a wholly-owned subsidiary of Federated Investors. Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by Federated and other subsidiaries of Federated Investors is approximately $70 billion. WRL Management will receive monthly compensation at the current annual rate of 0.75% of the aggregate average daily net assets of the Utility Portfolio. From this amount, as compensation of its services, Federated will receive payments of fees equal to 0.50% of the first $30 million of average daily net assets, 0.35% of the next

$20 million of average daily net assets, and 0.25% of average daily net assets in excess of $50 million of the Utility Portfolio.

   Fred Alger Management, Inc. ("Fred Alger") is sub-adviser to the Aggressive Growth Portfolio of the Fund. Fred Alger, located at 75 Maiden Lane, New York, NY 10038, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company controlled by Fred M. Alger. Fred Alger has been engaged in the business of rendering investment advisory services since 1964 and has approximately $5.4 billion under management. WRL Management and Fred Alger will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Aggressive Growth Portfolio.

   Dean Investment Associates, a Division of C.H. Dean and Associates, Inc. ("Dean") is sub-adviser to the Tactical Asset Allocation Portfolio of the Fund. Dean, located at 2480 Kettering Tower, Dayton, Ohio 45423-2480, is a registered investment adviser with the Securities and Exchange Commission. Dean is wholly-owned by C.H. Dean and Associates, Inc. Founded in 1972, Dean manages portfolios for individuals and institutional clients worldwide. Dean provides a full range of investment advisory services and currently has $3.756 billion of assets under management. WRL Management and Dean will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Tactical Asset Allocation Portfolio. Dean's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Tactical Asset Allocation Portfolio pursuant to any expense limitation or other reimbursement.

   J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), located at 522 Fifth Avenue, New York, New York 10036, is sub-adviser to the Money Market Portfolio of the Fund. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies. WRL Management will receive monthly compensation at the current annual rate of 0.40% of the aggregate average daily net assets of the Money Market Portfolio. From this amount, as compensation for its services, J.P. Morgan will receive 0.15% of the average daily net assets of the Money Market Portfolio.

   C.A.S.E. Management, Inc. ("C.A.S.E."), located at 2255 Glades Road, Boca Raton, Florida 33431, is sub-adviser to the C.A.S.E. Growth Portfolio of the Fund. C.A.S.E. is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, president and chief executive officer of C.A.S.E. C.A.S.E. provides investment management services to financial institutions, high net worth individuals, and other professional money managers. WRL Management and C.A.S.E. will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the C.A.S.E. Growth Portfolio.

   NWQ Investment Management Company, Inc. ("NWQ Investment"), located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017, is sub-adviser to the Value Equity Portfolio of the Fund. NWQ Investment was founded in 1982 and is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to institutions and high net worth individuals. As of December 31, 1995, NWQ Investment had approximately $5.6 billion in assets under management. WRL Management and NWQ Investment will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Value Equity Portfolio. NWQ Investment's compensation will be reduced by 50% of the amount paid by Western Reserve on behalf of the Value Equity Portfolio pursuant to any expense limitation or other reimbursement.

   Scottish Equitable Investment Management Limited ("Scottish Equitable") serves as a Co-Sub-Adviser to the International Equity Portfolio. Scottish Equitable, located at Edinburgh Park, Edinburgh EH12 9SE, Scotland, is a wholly-owned subsidiary of Scottish Equitable plc, successor to Scottish Equitable Life Assurance Society, which was founded in Edinburgh in 1831. Scottish Equitable is also an indirect wholly-owned subsidiary of AEGON nv. As of December 31, 1995, Scottish Equitable had approximately $15.9 billion in assets under management. Scottish Equitable has not previously advised a U.S.-registered mutual fund. Scottish Equitable currently provides investment advisory and management services to certain of its affiliates and to external organizations. WRL Management receives monthly compensation at the annual rate of 1.00% of the aggregate average daily net assets of the International Equity Portfolio. From this amount, Scottish Equitable receives 0.50% of average daily net assets of the Portfolio managed by Scottish Equitable, less 50% of the amount of excess expenses attributable to such assets.

   GE Investment Management Incorporated ("GEIM") also serves as a Co-Sub-Adviser to the International Equity Portfolio and as Sub-Adviser to the U.S. Equity Portfolio. GEIM, located at 3003 Summer Street, Stamford, Connecticut 06905, is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC," and, together with GEIM and their predecessors, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. GE Investments has roughly 70 years of investment management experience, and has managed mutual funds since 1935. As of June 30, 1996, GEIM and GEIC together managed assets in excess of $55 billion. GE Investments provides investment management services to external organizations and to certain of its affiliates. WRL Management receives monthly compensation at the annual rate of 1.00% of the aggregate average daily net assets of the International Equity Portfolio. From this amount, GEIM, receives 0.50% of average daily net assets of the Portfolio managed by GEIM, less 50% of amount of excess expenses attributable to such assets.

   With respect to the U.S. Equity Portfolio, WRL Management and GEIM will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the U.S. Equity Portfolio. GEIM's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the U.S. Equity Portfolio pursuant to any expense limitation or other reimbursement. Any amount borne by GEIM pursuant to any expense limitation constitutes an agreement between the Investment Adviser and GEIM only for the first twelve months following each Portfolio's commencement of operations. Thereafter, any such arrangements will be as mutually agreed upon by GEIM and the Investment Adviser.

   In addition to the Series Account, shares of the Fund are also sold to the WRL Series Annuity Account, a separate account established by Western Reserve for its variable annuity contracts, the PFL Endeavor Variable Annuity Account and PFL Endeavor Platinum Variable Annuity Account, separate accounts of PFL Life Insurance Company, the AUSA Endeavor Variable Annuity Account, a separate account of AUSA Life Insurance Company, Inc., and to the AUSA Series Life Account, a separate account of AUSA Life Insurance Company, Inc., all affiliates of Western Reserve. Shares of the Fund may in the future be sold to other separate accounts, including separate accounts established for variable life insurance policies or variable annuity contracts issued by Western Reserve or its affiliates. It is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Western Reserve nor the Fund currently foresees any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

   Western Reserve reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Series Account or that the Series Account may purchase. Western Reserve reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or of another open-end, registered investment company, if the shares of a Portfolio are no longer available for investment, or if in its judgement further investment in any Portfolio should become inappropriate in view of the purposes of the Series Account. Western Reserve will not substitute any shares attributable to a Policyowner's interest in a Sub-Account of the Series Account without notice and prior approval of the Commission, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law. Nothing contained herein shall prevent the Series Account from purchasing other securities for other Portfolios or classes of policies, or from permitting a conversion between Portfolios or classes of policies on the basis of requests made by Policyowners.

   Western Reserve also reserves the right to establish additional Sub-Accounts of the Series Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New Sub-Accounts may be established when, in the sole discretion of Western Reserve, marketing, tax or investment conditions warrant, and any new Sub-Accounts will be made available to existing Policyowners on a basis to be determined by Western Reserve. Western Reserve may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

   In the event of any such substitution or change, Western Reserve may by appropriate endorsement make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Western Reserve to be in the best interests of persons having voting rights under the Policies, the Series Account may be operated as a management company under the 1940 Act, or it may be deregistered under the 1940 Act in the event such registration is no longer required.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

   Individuals wishing to purchase a Policy must send a completed application to Western Reserve, P.O. Box 5068, Clearwater, Florida 34618-5068. Under Western Reserve's current rules, the minimum Specified Amount of a Policy is generally $100,000. Policies will generally be issued only to Joint Insureds ages 1 to 85 who supply satisfactory evidence of insurability sufficient to Western Reserve. (Because a few state insurance regulatory authorities have not yet approved Policies for issue to Joint Insureds ages 1-19, Western

Reserve will only issue Policies for Joint Insureds ages 1-19 of these states upon approval by those state regulatory authorities.)

   The younger Joint Insured must be no older than age 80. Further, the sum of the ages of the Joint Insureds cannot exceed the total of 160 years (see Policy Lapse and Reinstatement - Lapse, p. 23). Western Reserve may, however, at its sole discretion, issue a Policy with a younger Joint Insured above the age of 80. Acceptance is subject to Western Reserve's underwriting rules and Western Reserve reserves the right to reject an application for any reason permitted by law.

PREMIUMS

   Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums.

   PREMIUM FLEXIBILITY. Unlike conventional insurance policies, this Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. Western Reserve may require the Policyowner to pay an Initial Premium at least equal to a minimum monthly guarantee premium set forth in the Policy before issuing the Policy. (See Charges and Deductions - Premium Expense Charges, p. 24.) Thereafter, subject to the minimum and maximum premium limitations described below, a Policyowner may make unscheduled premium payments at any time in any amount.

   PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a Planned Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Policyowner is not required to pay premiums in accordance with this schedule. Furthermore, the Policyowner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.

   The payment of a Planned Periodic Premium will not guarantee that the Policy remains In Force. Instead, the duration of the Policy depends upon the Policy's Net Surrender Value. Thus, even if Planned Periodic Premiums are paid by the Policyowner, the Policy will nonetheless lapse any time Net Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. However, until the No Lapse Date as provided in the Policy, the Policy will remain In Force and no grace period will begin provided there has been no addition of any riders and the total of the premiums received is equal to or exceeds the minimum monthly guarantee premium specified in the Policy times the number of months since the Policy Date, including the current month. (See Policy Lapse and Reinstatement - Lapse, p. 23.)

   PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations which qualify the Policy as life insurance according to Federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Western Reserve will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Policy. Every premium payment, whether scheduled or unscheduled, must be at least the minimum payment amount required. Under Western Reserve's current rules, the minimum payment amount is $100. Premium payments less than this minimum amount may be returned to the Policyowner.

   PAYMENT OF PREMIUMS. Payments made by the Policyowner will be treated as a premium payment unless clearly marked as loan repayments. Certain charges will be deducted from each premium payment. (See Charges and Deductions
- Premium Expense Charges, p. 24.)

   As an accommodation to Policyowners, Western Reserve will accept transmittal of Initial and subsequent Premiums of at least $1,000 by wire transfer. For an Initial Premium, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission ("FAX") of a completed application. An Initial Premium of $2,000 or more accepted via wire transfer with FAX will be allocated in accordance with current procedures explained in the next section entitled "Allocation of Premiums and Cash Value - Allocations of Net Premiums," below. An Initial Premium made by wire transfer not accompanied by a simultaneous FAX, or accompanied by a FAX of an incomplete application, will be retained for a period up to five business days while Western Reserve attempts to obtain the FAX or complete the essential information required to establish the Policy and allocate the Initial Premium at the unit value next determined after receipt of the FAX or information necessary to complete the application. If Western Reserve cannot obtain the FAX or essential information within five business days, Western Reserve will return the Initial Premium to the applicant, unless the applicant consents to allow Western Reserve to retain the Initial Premium until the required FAX or essential information is received.

   In the event the application with original signature is received and the allocation instructions in that application, for any reason, are inconsistent with those previously designated on the FAX, the Initial Premium will be reallocated on the first Valuation Date on or following the Record Date in accordance with the allocation instructions in the application with original signature.

   Policyowners wishing to make payments via bank wire should instruct their banks to wire Federal Funds as follows:

   Barnett Bank of Pinellas County
   ABA # 063000047
   For credit to: Western Reserve Life
   Account #: 1263627596
   Policyowner's Name:
   Policy Number:
   Attention: General Accounting
   Fax Number: (813) 588-1620

ALLOCATION OF PREMIUMS AND CASH VALUE

   NET PREMIUMS. The Net Premium equals the premium paid less the premium expense charges. (See Charges and Deductions - Premium Expense Charges, p. 24.) When an Initial Premium accompanies the application, monthly deductions from the Cash Value of the Policy commence on the Policy Date.

   ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner will allocate Net Premiums to one or more of the Sub-Accounts of the Series Account, to the Fixed Account, or to a combination of both. Notwithstanding the allocation in the application, the Initial Premium, less charges, will first be allocated, on the first Valuation Date on or following the Policy Date, to the Sub-Account of the Series Account that invests exclusively in shares of the Money Market Portfolio, and will be reallocated in accordance with the Policyowner's directions in the application on the first Valuation Date on or following the Record Date. The Record Date of the Policy will be the date on which the Policy is recorded on Western Reserve's books as an In Force Policy. (See Payment and Allocation of Premiums beginning on p. 19, and Policy Benefits - When Conditional Life Insurance Coverage Begins p. 14.)

   Net premiums paid after the Record Date will be allocated in accordance with the Policyowner's instructions in the application. The minimum percentage of each premium that may be allocated to any account is 10%; percentages must be in whole numbers. The allocation of future Net Premiums may be changed without charge at any time by providing Western Reserve with written notification from the Policyowner, or by telephone by calling Western Reserve's toll-free number, 1-800-851-9777. Western Reserve will employ the same procedures to confirm that such telephone instructions are genuine as it employs regarding transfers among Sub-Accounts and the Fixed Account by telephone. Upon instructions from the Policyowner, the registered representative/agent of record may also change the allocation of future Net Premiums. Western Reserve reserves the right to limit the number of changes of the allocation of Net Premiums to one per year. Investment returns from the amounts allocated to Sub-Accounts of the Series Account will vary with the investment experience of these Sub-Accounts and the Policyowner bears the entire investment risk.

   TRANSFERS. Cash Value may be transferred among the Sub-Accounts of the Series Account or from the Sub-Accounts to the Fixed Account. Transfers may also be made from the Fixed Account to the Sub-Accounts, subject to certain restrictions. (See The Fixed Account - Allocations, Transfers and Withdrawals, p. 32.) The amount of Cash Value available for transfer from any Sub-Account, or the Fixed Account, is determined at the end of the Valuation Period during which the transfer request is received at Western Reserve's Office. As previously explained, the net asset value for each share of the corresponding Portfolio of any Sub-Account is determined, once daily, as of the close of the regular business session of the New York Stock Exchange ("Exchange") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. (See Policy Benefits - Cash Value - Valuation Date and Valuation Period, p. 16.) Therefore, any transfer request received after the close of the regular business session of the Exchange, on any day the Exchange is open, will be processed utilizing the net asset value for each share of the applicable Portfolio determined as of the close of the regular business session of the Exchange, on the next day the Exchange is open for business. Cash Value available for transfer from the Fixed Account will be determined in the same manner.

   Policyowners may make transfer requests in writing, or by telephone. Written requests must be in a form acceptable to Western Reserve. The registered representative/agent of record for the Policy may, upon instruction from the Policyowner for each transfer, make telephone transfers upon request without the necessity for the Policyowner to have previously authorized telephone transfers in writing. If, for any reason, a Policyowner does not want the ability to make transfers by telephone, the Policyowner should provide written notice to Western Reserve at its Office. All telephone transfers should be made by calling Western Reserve at its toll-free number:
1-800-851-9777. Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Policyowners will bear the risk of any such loss. Western Reserve will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Policyowners and/or tape recording of telephone transfer request instructions received from Policyowners. Western Reserve may, at any time, revoke or modify the transfer privilege. Under Western Reserve's current procedures, it will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at Western Reserve's Office.

   Twelve Cash Value transfers are permitted without charge during any one Policy year. Western Reserve will impose a charge of $10 for each subsequent transfer. The transfer charge will not be increased. (See Optional Cash Value Charges - Cash Value Transfers, p. 26.) All transfers made in any one day will be considered a single transfer and any transfer charges will be deducted in an equal amount from each Sub-Account from which a transfer was made. Transfers resulting from policy loans, the exercise of conversion rights, and the reallocation of Cash Value immediately after the Record Date, will not be treated as a transfer for the purpose of this charge. No transfer charge will apply to transfers from the Fixed Account to a Sub-Account or to the exercise of the conversion rights. (See Policy Rights - Conversion Rights, p. 29.)

DOLLAR COST AVERAGING

   The Policyowner may direct Western Reserve to automatically transfer specified amounts from the Money Market Sub-Account, the Bond Sub-Account, the Short-to-Intermediate Government Sub-Account, the Fixed Account or any combination of these Accounts on a monthly basis to a Sub-Account. This service is intended to allow the Owner to utilize "Dollar Cost Averaging," a long-term investment method which provides for regular, level investments over time. Western Reserve makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. To qualify for Dollar Cost Averaging a minimum of $10,000 must be in each Account from which transfers will be made and at least $1,000, in the aggregate, must be transferred each month, unless Western Reserve consents to a smaller amount.

   To further qualify for Dollar Cost Averaging from the Fixed Account, no more than one-tenth (1/10) of the amount in the Fixed Account at the commencement of Dollar Cost Averaging can be transferred each month. Other types of transfers from the Fixed Account may also be subject to certain other restrictions. (See "The Fixed Account -- Allocations, Transfers and Withdrawals" on p. 32.)

   A written election of this service, on a form provided by Western Reserve, must be completed by the Policyowner in order to begin transfers. The first transfer will occur during the month which follows receipt of the form, providing the form is received by the 25th day of the month. Once elected, transfers from the Money Market, Bond, Short-to-Intermediate Government Sub-Accounts or the Fixed Account will be processed monthly until the entire value of each Account from which transfers are made is completely depleted or the Policyowner instructs Western Reserve in writing to cancel the monthly transfers. For example, if $15,000 was allocated to the Money Market Sub-Account and $10,000 was allocated to the Bond Sub-Account and transfers of $500 are made each month from each of these Sub-Accounts to the Growth Sub-Account, transfers of $500 per month would continue to be made from the Money Market Sub-Account even though transfers from the Bond Sub-Account had ceased as a result of depletion of value.

   There is no charge for Dollar Cost Averaging. However, each transfer which occurs under the Dollar Cost Averaging service will be counted towards the twelve free transfers allowed during each Policy year. (See "Allocation of Premiums and Cash Value - Transfers" on p. 21.) Western Reserve reserves the right to discontinue offering Dollar Cost Averaging upon 30 days written notice to Policyowners. Dollar Cost Averaging is not available if the Owner has elected the Asset Rebalancing Program.

   Although Dollar Cost Averaging is not available as of the date of this Prospectus, Western Reserve anticipates its availability by the end of 1997, and will notify Policyowners accordingly.

ASSET REBALANCING PROGRAM

   Western Reserve will offer a program under which the Policyowner may authorize Western Reserve to transfer automatically Cash Value periodically to maintain a particular percentage allocation among the Sub-Accounts. The Cash Value allocated to each Sub-Account will grow or decline in value at different rates. The Asset Rebalancing Program automatically reallocates the Cash Value in the Sub-Accounts at the end of each period to match the Contract's currently effective Net Premium allocation schedule. The Asset Rebalancing Program is intended to transfer Cash Value from those Sub-Accounts that have increased in value to those Sub-Accounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high. This investment method does not guarantee gains, nor does it assure that any Sub-Account will not have losses.

   To qualify for Asset Rebalancing, a minimum Cash Value of $10,000 for an existing Policy, or a minimum Initial Premium of $10,000 for a new Policy, is required. To participate in the Asset Rebalancing Program, a properly completed Asset Rebalancing Request Form must be received by Western Reserve at its Administrative Office. An Asset Rebalancing Form is available upon request.

   Owners may elect rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy Date. Following receipt of the Asset Rebalancing Request Form, Western Reserve will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current Net Premium allocation schedule. The amounts transferred will be credited at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the New York Stock Exchange is closed, rebalancing will occur on the next day the New York Stock Exchange is open. The Asset Rebalancing Program is available only before the Maturity Date, and is not available if the Policyowner has elected Dollar Cost Averaging. There is no charge for the Asset Rebalancing Program. However, each reallocation which occurs under the Asset Rebalancing Program will be counted towards the twelve free transfers allowed during each Policy year. (See "Allocation of Premiums and Cash Value
- Transfers" on p. 21.)

   The Policyowner may terminate participation at any time in the Asset Rebalancing Program by oral or written request to Western Reserve. Participation in the Asset Rebalancing Program will terminate automatically if any transfer is made to, or from, any Sub-Account, other than on account of a scheduled rebalancing. If the Policyowner wishes to resume the Asset Rebalancing Program after it has been canceled, a new Asset Rebalancing Request Form must be completed and sent to Western Reserve. The Policyowner may start and stop participation in the Asset Rebalancing Program at any time; however, Western Reserve reserves the right to restrict entry into the Asset Rebalancing Program to once per Policy year.

Cash Value allocated to the Fixed Account may not be included in the Asset Rebalancing Program.

   Western Reserve may discontinue, modify, or suspend, the Asset Rebalancing Program at any time.

   Although the Asset Rebalancing Program is not available as of the date of this Prospectus, Western Reserve anticipates its availability by the end of 1997, and will notify Policyowners accordingly.

POLICY LAPSE AND REINSTATEMENT

   LAPSE. Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Lapse will only occur where Net Surrender Value is insufficient on any Monthly Anniversary to cover the monthly deductions, and a grace period expires without a sufficient payment by the Policyowner. If the Net Surrender Value on any Monthly Anniversary is not sufficient to cover the monthly deductions on such day, Western Reserve will mail a notice to the last known address of the Policyowner(s) and any assignee of record. A grace period of 61 days after the mailing date of the notice will be allowed for the payment of premiums. The notice will specify the minimum payment and the final date on which such payment must be received by Western Reserve to keep the Policy In Force. (See Charges and Deductions, p. 24.)

   However, until the No Lapse Date as provided in the Policy, the Policy will not lapse and no grace period will begin, provided: (1) no riders have been added since the Policy Date, and (2) the total of the premiums received (minus any withdrawals and any outstanding loans) equal or exceed the minimum monthly guarantee premium shown in the Policy times the number of months since the Policy Date, including the current month and, (3) the excess indebtedness (total of all Policy loans less any unearned loan interest on Policy loans) does not exceed the Cash Value (see Policy Rights - Loan Privileges, p. 27). Should the Policyowner(s) request the addition of any rider after the Policy Date but prior to the No Lapse Date, the Policyowner(s) will be notified as to the effect on grace period processing prior to the date the rider is effective.

   Essentially, the Policy will not lapse during the period from the Policy Date until the No Lapse Date (the "No Lapse Period"), as long as the conditions in (1), (2) and (3) immediately above have been met, and even though Net Surrender Value at any point during the No Lapse Period is insufficient to cover a monthly deduction and the grace period has expired without a payment sufficient to cover the monthly deduction. Such a Lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Surrender Value, or the Net Surrender Value has decreased because not enough premiums have been paid to offset the monthly charges.

   When the conditions in (1), (2) and (3) above have not been met, or the Policy is beyond the No Lapse Date, and Net Surrender Value is insufficient to cover the monthly deduction, Western Reserve will notify the Policyowner and any assignee of record of the minimum payment needed to keep the Policy In Force. The Policyowner will then have a grace period of 61 days, measured from the date notice is mailed to the Policyowner, for Western Reserve to receive sufficient payments. If Western Reserve does not receive a sufficient payment within the grace period, Lapse of the Policy will result. If a sufficient payment is received during the grace period, any resulting Net Premium will be allocated among the Accounts, and any monthly deductions due will be charged to such Accounts, in accordance with the Policyowner's then current instructions. (See Allocation of Premiums and Cash Value - Allocation of Net Premiums, p. 21, and Charges and Deductions - Cash Value Charges, p. 25.) If the Surviving Insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit proceeds immediately prior to the commencement of the grace period, reduced by any due and unpaid charges.

   The duration of the period of time between the Policy Date and the No Lapse Date is selected by the Policyowner at time of application for the Policy, and may be either, (1) the later of attained target premium age 65 or five Policy years, or (2) the later of attained target premium age 75 or ten Policy years. The amount of the minimum monthly guarantee premium will vary according to whether (1) or (2) is chosen. Neither (1) nor (2) may exceed target premium age 85. The target premium age equals the average of the ages of the Joint Insureds at time of Policy issue, rounded down to the closer age, not to exceed the younger Joint Insured's age, plus ten years. For example, if the ages of the Joint Insureds at time of Policy issue are 46 and 48, the target premium age is 47. If the ages at time of Policy issue are 45 and 48, the target premium age is 46. If the ages at time of Policy issue are 50 and 80, the target premium age is 60. The target premium attained age equals the target premium age plus the number of completed Policy years.

   REINSTATEMENT. A lapsed Policy may be reinstated any time within five years after the date of lapse and before the Maturity Date by submitting the following items to Western Reserve:

   1. A written application for reinstatement from the Policyowner;

   2. Evidence of insurability from each Joint Insured satisfactory to Western Reserve; and

   3. A premium that, after the deduction of premium expense charges, is large enough to cover:

      (a) one monthly deduction at the time of termination;

      (b) the next two monthly deductions which will become due after the time of reinstatement; and

      (c) an amount sufficient to cover any surrender charge (as described below) as of the date of reinstatement.

   Western Reserve reserves the right to decline a reinstatement request. Any indebtedness on the date of Lapse will not be reinstated. The Cash Value of the Loan Reserve on the date of reinstatement will be zero. The amount of Net Surrender Value on the date of reinstatement will be equal to the Net Premiums paid at reinstatement, less the amounts paid in accordance with (a) and (c) above.

   Upon approval of the application for reinstatement, the effective date of reinstatement will be the first Monthly Anniversary on or next following the date Western Reserve approves the application for reinstatement.

                            CHARGES AND DEDUCTIONS

   Charges will be deducted in connection with the Policy to compensate Western Reserve for: (1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

PREMIUM EXPENSE CHARGES

   Prior to allocation of Net Premiums among the Accounts, premiums paid will be reduced by a premium expense charge consisting of a sales charge and a charge for premium taxes.

   SALES CHARGE. A sales charge equal to 3.5% of the premiums paid through the end of the tenth Policy year will be deducted to compensate Western Reserve for distribution expenses incurred in connection with the Policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The sales charge in any Policy year is not necessarily related to actual distribution expenses incurred in that year. Western Reserve expects to incur the majority of distribution expenses in the first Policy year and to recover any deficiency over the life of the Policy and from Western Reserve's General Account, which may include profits, if any, derived from the mortality and expense risk charge collected under the Policy.

   PREMIUM TAXES. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium tax rates vary from state to state from a range of 0.5% to 3.5%. Regardless of the actual rate assessed by a particular state, a deduction of an amount equal to 2.5% of the premium will be made from each premium payment. Because of the retaliatory provisions of state premium tax laws, Western Reserve is required to pay a minimum 2.5% premium tax regardless of a state's actual premium tax rate.

CONTINGENT SURRENDER CHARGES

   If the Policy is totally surrendered (or the Net Surrender Value is applied under a settlement option) prior to the end of the fifteenth (15th) Policy year, a surrender charge for the initial Specified Amount will be deducted from the Policy's Cash Value. The surrender charge consists of: the sum of

   (a) an administrative component (DEFERRED ISSUE CHARGE), and

   (b) a sales component (DEFERRED SALES CHARGE).

   The sum of (a) and (b) are multiplied by (c), the applicable SURRENDER CHARGE PERCENTAGE.

   (a) DEFERRED ISSUE CHARGE. The deferred issue charge is a level charge of $5.00 per thousand of initial Specified Amount. This charge is to assist Western Reserve in recovering the underwriting, processing and start-up expenses incurred in connection with the Policy and the Series Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Joint Insured's rate class, and establishing Policy records. Western Reserve does not anticipate that it will make any profit on this charge.

   (b) DEFERRED SALES CHARGE. The deferred sales charge is (1) 26.5% of the sum of all premiums paid up to the Guideline Premium shown in the Policy and,
(2) for the sum of all premiums paid in excess of the first Guideline Premium ("excess premium charge"), a percentage which varies by the Issue Age and sex of the younger Joint Insured as follows:

                                      ISSUE AGE RANGE
EXCESS PREMIUM                        (YOUNGER JOINT
     CHARGE                              INSURED)
--------------                        ---------------
      4.2%                                20-55
      3.7%                                56-63
      3.1%                                64-68
      2.5%                                69-73
      2.0%                                74-76
      1.6%                                77-78
      1.2%                                79-80

   The deferred sales charge is designed to assist Western Reserve in recovering distribution expenses incurred in connection with the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The proceeds of the charge may not be sufficient to cover these expenses. To the extent they are not, Western Reserve will cover the shortfall from its General Account assets, which may include profits from the mortality and expense risk charge under the Policy.

   (c) SURRENDER CHARGE PERCENTAGE. As stated above, the percentage is applied to the sum of the deferred issue charge and deferred sales charge due upon any surrender of a Policy during the first fifteen Policy years. In Policy years 1-10 this percentage is 100% for Joint Insureds when the age of the younger of the Joint Insureds is between Ages 20-74, and then declines at the rate of 20% per year until reaching zero at the end of the fifteenth
(15th) Policy year as shown below. For Joint Insureds when the age of the younger of the Joint Insureds is between Issue Ages 75-80, this percentage is 100% until the end of the sixth (6th) Policy year, and declines to 0% at the end of the fifteenth (15th) Policy year. Therefore, application of the percentage to the deferred issue charge and deferred sales charge in the event of any surrender during the eleventh through fifteenth Policy year will result in reduced surrender charges. If a surrender occurs after the fifteenth (15th) Policy year, there are no deferred issue or deferred sales charges due. See Example (2) on p. 25.

                SURRENDER CHARGE PERCENTAGES

                                         YOUNGER AGE
                                    ---------------------
                                     LESS          75 OR
END OF POLICY YEAR*                 THAN 75        ABOVE
-------------------                 -------      --------

     At Issue                        100%          100%
       1-6                           100%          100%
        7                            100%           97%
        8                            100%           88%
        9                            100%           80%
        10                           100%           73%
        11                            80%           66%
        12                            60%           60%
        13                            40%           40%
        14                            20%           20%
       15+                            0%            0%

* THE CHARGE ON ANY DATE OTHER THAN AN ANNIVERSARY WILL BE INTERPOLATED BETWEEN THE TWO END OF YEAR CHARGES.

   (d) EXAMPLE (1) Assume a male non-smoker age 35 and a female non-smoker age 35 purchase a Policy for $100,000 of Specified Amount, paying the Guideline Premium of $806.11, and an additional premium amount of $193.89 in excess of the Guideline Premium, for a total premium of $1,000 per year for four years ($4,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

 (a) DEFERRED ISSUE CHARGE - [100 x $5.00]
     ($5.00/$1,000 of Initial Specified Amount) =      $500.00
 (b) DEFERRED SALES CHARGE:
     (1) 26.5% of Guideline Premium paid
              [26.5% x $806.11], and            =      $213.62
     (2) 4.2% of premiums paid in excess
              of Guideline Premium
              [4.2% x ((4 x 1,000) - $806.11)]  =      $134.14
 (c) APPLICABLE SURRENDER CHARGE                =         100%
     [(a)$500.00 + (b)($213.62 + $134.14)]
     x 100%
     SURRENDER CHARGE = 847.76 x 100%           =      $847.76
                                                       =======

   EXAMPLE (2) - Assume the same facts as in Example (1), EXCEPT the Owner surrenders the Policy on the 14th Policy Anniversary:

 (a) DEFERRED ISSUE CHARGE - [100 x $5.00]      =      $500.00
 (b) DEFERRED SALES CHARGE:
     (1) [26.5% x $806.11], and                 =      $213.62
     (2) [4.2% x ((14 x 1,000) - $806.11)]      =      $554.14
 (c) APPLICABLE SURRENDER CHARGE                =          20%
     [(a)$500.00 + (b)($213.62 + $554.14)]
     x 20%
     SURRENDER CHARGE = $1,267.76 x 20%         =      $253.55
                                                       =======

   If the Owner waits until the 15th Policy Anniversary or after, there will be no surrender charge.

   For Policies issued in the state of Pennsylvania, the following surrender charge percentage table applies.

                   SURRENDER CHARGE PERCENTAGES


                       ISSUE            ISSUE            ISSUED
  POLICY YEAR        AGES 20-69       AGES 70-74       AGES 75-80
  -----------        ----------       ----------       ----------
       1                100%             100%             100%
       2                100%             100%              96%
       3                100%             100%              89%
       4                100%             100%              83%
       5                100%              95%              77%
       6                100%              90%              73%
       7                100%              85%              68%
       8                100%              80%              65%
       9                 95%              76%              61%
      10                 90%              72%              58%
      11                 80%              68%              55%
      12                 60%              60%              51%
      13                 40%              40%              40%
      14                 20%              20%              20%
      15                  0%               0%               0%

CASH VALUE CHARGES

   Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate Western Reserve for certain administrative costs, the cost of insurance, the monthly death benefit guarantee charge, and optional benefits added by rider. The monthly deduction will be deducted on each Monthly Anniversary, and will be allocated among the Accounts on the same basis as Net Premiums are allocated. If the value of any Account is insufficient to pay its part of the monthly deduction, the monthly deduction will be taken on a pro rata basis from all Accounts. Because portions of the monthly deduction, such as the cost of insurance, can vary from month-to-month, the monthly deduction itself will vary in amount from month-to-month.

   COST OF INSURANCE. Western Reserve will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less (b) the Cash Value at the beginning of the Policy Month.

   Cost of insurance rates will be based on the sex, Attained Age and rate class of the Joint Insureds, and the length of time a Policy has been In Force. The actual monthly cost of insurance rates will be based on Western Reserve's expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary ("1980 C.S.O."), age nearest birthday, Mortality Tables and the sex, Attained Age and rate class of each Joint Insured. The rate class of each Joint Insured is either Select (non-smoker), or Standard (smoker) or a class which reflects some substandard classification. There is no rate discount for a preferred class. For standard rate classes, I.E., either smoker or non-smoker classes not rated, these rates will not exceed rates contained in the 1980 C.S.O. Tables. Western Reserve also may guarantee that actual cost of insurance rates will not be changed for a specified period of time (E.G., one year). Any change in the cost of insurance rates will apply to all Joint Insureds of the same age, sex, and rate class whose Policies have been In Force for the same length of time.

   The Policies offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to Joint Insureds who are either both men or women of the same age. The State of Montana prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of its residents. The State of Massachusetts formerly had a similar prohibition and has introduced legislation which may reinstate such prohibition. Therefore, Policies offered by this Prospectus to insure residents of the States of Montana and Massachusetts may have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

   The rate class of each Joint Insured will affect the cost of insurance rate. For this Policy, Western Reserve currently places Joint Insureds into the following three nonsub-standard rate classes: combination of two non-smokers, combination of two smokers and the combination of a smoker and a non-smoker; as well as various other sub-standard rate classes involving a higher mortality risk. In an otherwise identical Policy, the cost of insurance rate is generally higher for smokers than for non-smokers.

   Western Reserve may also issue certain Policies on a "simplified" or expedited basis to certain categories of individuals (for example, Policies issued at a predetermined Specified Amount or underwritten on a group basis). Policies issued on this basis will have guaranteed cost of insurance rates no higher than the guaranteed rates for Select or Standard categories (as appropriate); however, due to the special underwriting criteria established for these issues, actual rates may be higher or lower than the current cost of insurance rates charged under otherwise identical Policies that are underwritten using standard underwriting criteria.

   MONTHLY DEATH BENEFIT GUARANTEE CHARGE. Western Reserve will deduct a monthly death benefit guarantee charge from each Policy to compensate Western Reserve for the risk of guaranteeing the death benefit for the period chosen by the Owner on the application provided a minimum level of premiums are received. The amount of this charge is set forth on the Policy Schedule Page and will be $0.04 per $1,000 of initial Specified Amount for all classes of Policies. This charge will only be levied during the period between the Policy Date and the No Lapse Date. (See Policy Lapse and Reinstatement
- Lapse, p. 23.)

   MONTHLY POLICY CHARGE. Western Reserve has primary responsibility for the administration of the Policy and the Series Account. Annual administrative expenses include recordkeeping, processing death benefit claims, Policy changes, reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Series Account, Western Reserve assesses a monthly administration charge from each Policy. This charge is currently $5.00 per Policy Month. Western Reserve reserves the right to increase this charge, but it is guaranteed not to exceed $10.00 per Policy Month. Western Reserve does not anticipate that it will make any profit from this charge.

OPTIONAL CASH VALUE CHARGES

   The following optional Cash Value charges will be deducted from the Policy as the result of changes or elections made to the Policy and initiated by the Policyowner.

   OPTIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any optional insurance benefits added to the Policy by rider.

   CASH VALUE TRANSFERS. After twelve (12) free transfers per year, Western Reserve will impose and deduct from each amount transferred a transfer charge of $10 to compensate Western Reserve for the costs in effectuating the transfer. The transfer charge will not be increased in the future. Western Reserve does not expect to make a profit on the charge.

   CASH WITHDRAWALS. A processing fee equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from amounts withdrawn from the Policy and the balance will then be paid to the Policyowner. This fee will not be increased. Western Reserve does not anticipate that it will make any profit from this fee.

CHARGES AGAINST THE SERIES ACCOUNT

   Certain expenses will be deducted as a percentage of the value of the net assets of the Series Account to compensate Western Reserve for certain risks assumed in connection with the Policy.

   MORTALITY AND EXPENSE RISK CHARGE. Western Reserve will deduct a daily charge from the Series Account at an annual rate of 0.90% of the average daily net assets of the Series Account. Under Western Reserve's current procedures, these amounts are paid to the General Account monthly. Western Reserve may profit from this charge.

   The mortality risk assumed by Western Reserve is that the Surviving Insured may live for a shorter time than projected. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the limits on administrative charges set in the Policies. Western Reserve also assumes risks with respect to other contingencies including the incidence of Policy loans, which may cause Western Reserve to incur greater costs than anticipated when designing the Policies.

   TAXES. Currently no charge is made to the Series Account for Federal income taxes that may be attributable to the Series Account. Western Reserve may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Series Account may also be made. (See Federal Tax Matters, p. 33.)

EXPENSES OF THE FUND

   Because the Series Account purchases shares of the Fund, the net assets of the Series Account will reflect the investment advisory fee and other expenses incurred by the Fund. (See pp. 17-19 for a discussion of the investment advisory fees of each Portfolio.)

   Effective January 1, 1997, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund.

   Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundreths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI's seeking reimbursement, Policyowners will be notified in advance.

GROUP OR SPONSORED ARRANGEMENTS

   Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

   The premium expense charges, contingent surrender charges, minimum premium and minimum Specified Amount described in "Charges and Deductions" and "Payment and Allocation of Premiums", respectively, may be reduced for Policies issued in connection with group or sponsored arrangements. Western Reserve will reduce these charges in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability as indicated by its term of existence, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort resulting from sales to qualifying groups and sponsored arrangements.

   Western Reserve may, in addition to waiving or reducing the premium expense charges, contingent surrender charges, minimum premium and minimum Specified Amount, also waive or reduce the Monthly Administration Charge and the charge for a cash withdrawal when lower administrative costs are incurred for: (a) current and retired directors, officers, full-time employees and agents of Western Reserve and its affiliates; (b) current and retired directors, officers, full-time employees and registered representatives of InterSecurities, Inc. and any broker-dealer which has a sales agreement with InterSecurities, Inc.; (c) any Trust, pension, profit-sharing or other employee benefit plan of any of the foregoing persons or entities; (d) current and retired directors, officers and full-time employees of WRL Series Fund, Inc. and any IDEX mutual fund, and any investment adviser or investment sub-adviser thereto; and (e) any member of a family of any of the foregoing (I.E., spouse, child, sibling, parent or parent-in-law). Western Reserve reserves the right to modify or terminate this arrangement at any time. The reduction may not be available for Policies issued in certain states.

   Western Reserve may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. In no event, however, will group or sponsored arrangements established for the sole purpose of purchasing Policies, or which have been in existence for less than six months, qualify for such reductions. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policyowners and all other Policyowners of Policies funded by the Series Account.

   In 1983 the United States Supreme Court held that certain insurance policies, the benefits under which vary based on sex, may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Western Reserve recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult his or her attorney before doing so. (See Federal Tax Matters - Employment-Related Benefit Plans, p. 36.)

                                POLICY RIGHTS

LOAN PRIVILEGES

   POLICY LOAN. After the first Policy year and so long as the Policy remains In Force, the Policyowner may borrow money from Western Reserve using the Policy as the only security for the loan. Western Reserve reserves the right to permit a Policy loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035(a) of the Internal Revenue Code of 1986, as amended. The maximum amount that may be borrowed is 90% of the Cash Value, less any surrender charge and any already outstanding Policy loan. Western Reserve reserves the right to limit the amount of any Policy loan to no less than $500. Outstanding loans have priority over the claims of any assignee or other person. The loan may be repaid totally or in part before the Maturity Date of the Policy and while the Policy is In Force. A loan which is taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters, p. 33.)

   An amount equal to the loan plus interest in advance until the next Policy Anniversary will be withdrawn from the Account or Accounts specified and transferred to the Loan Reserve until the loan is repaid. The Sub-Accounts of the Series Account may be specified. If no Account is specified, the loan amount will be withdrawn from each Account in the same manner as the current allocation instructions.

   The amount of the loan will normally be paid within seven days after receipt of a proper request in a manner permitted by Western Reserve. Postponement of loans may take place under certain conditions. (See General Provisions - Postponement of Payments, p. 30.) Under Western Reserve's current procedures, at each Anniversary, Western Reserve will compare the amount of the outstanding loan (including loan interest in advance until the next
Policy Anniversary, if not paid) to the amount in the Loan Reserve (including interest credited to the Loan Reserve during the previous Policy year). Western Reserve will also make this comparison any time the Policyowner repays all or part of the loan or makes a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the Loan Reserve, Western Reserve will withdraw the difference from the Accounts and transfer it to the Loan Reserve in the same manner as when a loan is made. If the amount in the Loan Reserve exceeds the amount of the outstanding loan, Western Reserve will withdraw the difference from the Loan Reserve and transfer it to the Accounts in the same manner as Net Premiums are allocated. Western Reserve reserves the right to require the transfer of such amounts to the Fixed Account, where such amounts will be credited at the applicable rate and subject to the applicable transfer and withdrawal restrictions. (See The Fixed Account, p. 32.) No charge will be imposed for these transfers.

   INTEREST RATE CHARGED. The interest rate charged on Policy loans will be at the rate of 5.2% payable annually in advance. If unpaid when due, interest will be added to the amount of the loan and will become part of the loan and bear interest at the same rate.

   LOAN RESERVE INTEREST RATE CREDITED. The amount transferred to the Loan Reserve will accrue interest at a minimum effective annual rate not less than 4%. Western Reserve may credit a higher rate, but is not obligated to do so.

   EFFECT OF POLICY LOANS. A Policy loan affects the Policy because the death benefit and Net Surrender Value under the Policy are reduced by the amount of the loan. Repayment of the loan causes the death benefit and Net Surrender Value to increase by the amount of the repayment.

   As long as a loan is outstanding, an amount equal to the loan plus interest in advance until the next Policy Anniversary is held in the Loan Reserve. This amount will not be affected by the Series Account's investment performance. Amounts transferred from the Series Account to the Loan Reserve will affect the Series Account value because such amounts will be credited with an interest rate declared by Western Reserve rather than a rate of return reflecting the investment performance of the Series Account. (See The Fixed Account - Minimum Guaranteed and Current Interest Rates, p. 32.)

   There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Matters - Tax Treatment of Policy Benefits, p. 34.)

   INDEBTEDNESS. Indebtedness equals the total of all Policy loans less any unearned loan interest on the loans. If indebtedness exceeds the Cash Value less the then applicable surrender charge, Western Reserve will notify the Policyowner and any assignee of record. If a sufficient payment equal to excess indebtedness is not received by Western Reserve within 61 days from the date notice is sent, the Policy will lapse and terminate without value. The Policy, however, may later be reinstated. (See Policy Lapse and Reinstatement, p. 23.)

   REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time before the Maturity Date of the Policy and while the Policy is In Force. Payments made by the Policyowner while there is indebtedness will be treated as premium payments unless the Policyowner indicates that the payment should be treated as a loan repayment. (See Policy Rights - Benefits at Maturity, p. 30.) If not repaid, Western Reserve may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, the Policy's value in the Loan Reserve securing the indebtedness repaid will be transferred from the Loan Reserve to the Accounts in the same manner as Net Premiums are allocated. However, Western Reserve reserves the right to require the transfer to the Fixed Account. Western Reserve will allocate the repayment of indebtedness at the end of the Valuation Period during which the repayment is received.

SURRENDER PRIVILEGES

   At any time before the earlier of the death of the Surviving Insured or the Maturity Date, the Policyowner may totally surrender or, after the first Policy year, make a cash withdrawal from the Policy by sending a written request to Western Reserve. The amount available for surrender is the Net

Surrender Value at the end of the Valuation Period during which the surrender request is received at Western Reserve's Office. The Net Surrender Value is equal to the Cash Value less indebtedness and less any surrender charge. The surrender charge has both an administrative (deferred issue charge) and sales (deferred sales charge) component. (See Charges and Deductions - Contingent Surrender Charges, p. 24.) Surrenders from the Series Account will generally be paid within seven days of receipt of the written request. Postponement of payments may, however, occur in certain circumstances. (See General Provisions - Postponement of Payments, p. 30.) Additional restrictions may be applied to surrenders from the Fixed Account. (See The Fixed Account
- Allocations, Transfers and Withdrawals, p. 32.) For the protection of Policyowners, all requests for cash withdrawals or total surrenders of more than $100,000, or where the withdrawal or surrender proceeds are to be sent to an address other than the address of record will require a signature guarantee. All required guarantees of signatures must be made by a national or state bank, a member firm of a national stock exchange or any other institution which is an eligible guarantor institution as defined by rules and regulations of the Commission. If the Policyowner is a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption is required before the request for withdrawal is accepted, including withdrawals under $100,000. For additional information, Policyowners may call Western Reserve at (800) 851-9777. A cash withdrawal or total surrender may have Federal income tax consequences. (See Federal Tax Matters, p. 33.)

   TOTAL SURRENDERS. If the Policy is being totally surrendered, the Policy itself must be returned to Western Reserve along with the request. A Policyowner may elect to have the amount paid in a lump sum or under a settlement option. (See Payment of Policy Benefits - Settlement Options, p. 30.)

   CASH WITHDRAWALS. For a cash withdrawal, the amount available may be limited to no less than $500 and to no more than 10% of the Net Surrender Value. The amount paid plus a processing fee equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the Policy's Cash Value at the end of the Valuation Period during which the request is received. The amount will be deducted from the Accounts in the same manner as the current allocation instructions unless the Policyowner directs otherwise. Cash withdrawals are allowed only once each Policy year.

   Cash withdrawals will affect both the Policy's Cash Value and the death benefit payable under the Policy. The Policy's Cash Value will be reduced by the amount of the cash withdrawal. Moreover, the death benefit proceeds payable under a Policy will generally be reduced by at least the amount of the cash withdrawal.

   In addition, when death benefit Option A is in effect, the Specified
Amount will be reduced by the cash withdrawal. No cash withdrawal will be permitted which would result in a Specified Amount lower than the minimum Specified Amount set forth in the Policy or would deny the Policy status as life insurance under the Internal Revenue Code and applicable regulations. (See Cash Value Charges - Cost of Insurance, p. 25; Death Benefit - Insurance Protection, p. 13; and Federal Tax Matters - Tax Treatment of Policy Benefits,
p. 34.)

EXAMINATION OF POLICY PRIVILEGE ("FREE-LOOK")

   The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after Western Reserve mails or delivers a written notice of withdrawal right to the Policyowner or within 45 days after signing the application, whichever is latest. Certain states require a free-look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners. In such states, Western Reserve will comply with the specific requirements of those states. The Policyowner should mail or deliver the Policy to either Western Reserve or the agent who sold it. If the Policy is cancelled in a timely fashion, a refund will be made to the Policyowner. The refund will equal the sum of: (i) the difference between the premiums paid and the amounts allocated to any Accounts under the Policy; (ii) the total amount of monthly deductions made and any other charges imposed on amounts allocated to the Accounts; and (iii) the value of amounts allocated to the Accounts on the date Western Reserve or its agent receives the returned Policy. If state law prohibits the calculation above, the refund will equal the total of all premiums paid for the Policy.

CONVERSION RIGHTS

   At any time upon written request within 24 months of the Policy Date, the Policyowner may elect to transfer all Sub-Account values to the Fixed Account. No transfer charge will be assessed.

POLICY SPLIT OPTION

   Subject to Western Reserve's evidence of insurability requirements, the Policyowner may request to split the Policy, not including any riders, and purchase two permanent individual Fixed Account life insurance policies offered at the time of the request; one on the life of each Joint Insured. The Owner may request this Split Option by notifying Western Reserve at its Office in writing within 90 days following either:

1. The later of the enactment or the effective date of a change in the Federal estate tax laws that would reduce or eliminate the unlimited marital deduction; or

2. The date of entry of a final decree of divorce with respect to the Joint Insureds; or

3. Written confirmation of a dissolution of a business partnership of which the partners are the Joint Insureds.

The conditions listed above do not apply to Policies issued in the state of Pennsylvania.

   If more than one person owns this Policy, each Owner must agree to the split. The initial specified amount for each new policy cannot be greater than 50% of the Policy's Specified Amount, not including the face amount of any riders. The new policies will be subject to Western Reserve's minimum and maximum specified amounts and issue ages for the plan of insurance selected. If one of the Joint Insureds is older that the new policy's maximum issue age at the time the Policy Split Option is requested, Western Reserve's approval must be obtained to exercise the Policy Split Option.

   Cash Value and indebtedness under the Policy will be allocated equally to each of the new policies. If one Joint Insured does not meet Western Reserve's insurability requirements, Western Reserve will pay the Policyowner one half of the Policy's Net Surrender Value and issue only the policy covering that Joint Insured who meets Western Reserve's insurability requirements; or the Policyowner may elect to keep the Policy In Force on both Joint Insureds and no new policies will be issued.

   The premiums for the new policies will be based on each Joint Insured's Attained Age and premium rate class as determined by current evidence of insurability. Premiums will be payable as of the policy dates for each new policy. The policy date for each new policy will be the Monthiversary following notification to Western Reserve to execute the Policy Split Option. The owner and beneficiary for the new policies will be those named in this Policy, unless otherwise specified. Any applicable surrender charge will be deducted from the Policy's Cash Value prior to allocation of the Cash Value to the new policies. Premium expense charges, if any, under the new policies will not be deducted from the Cash Value allocated to the new policies. Any new premium paid to the new policies will be subject to the normal charges, if any, of the new policies at the time the premium is paid.

BENEFITS AT MATURITY

   If either Joint Insured is living and the Policy is In Force, Western Reserve will pay the Net Surrender Value of the Policy on the Maturity Date. (See Cash Value - Net Surrender Value, p. 15.) The Policy will mature on the Anniversary nearest the younger Joint Insured's 100th birthday, if either Joint Insured is living and the Policy is In Force. Western Reserve is willing to extend the Maturity Date provided the Policy is still In Force on the Maturity Date and there are no unfavorable tax consequences. Extension of the Maturity Date will be made upon mutual agreement between Western Reserve and the Policyowner provided the Policyowner submits a written request to Western Reserve between 90 and 180 days prior to the Maturity Date, and provided the Policy may be extended with no unfavorable tax consequences to the Policyowner.

PAYMENT OF POLICY BENEFITS

   Death benefits under the Policy will ordinarily be paid within seven days after Western Reserve receives due proof of death of the Surviving Insured, and Western Reserve receives proof that both Joint Insureds died while the Policy was In Force, and verifies the validity of the claim. Other benefits will ordinarily be paid within seven days of receipt of proper written request (including an election as to tax withholding). Payments may be postponed in certain circumstances. (See General Provisions - Postponement of Payments, p. 30 and The Fixed Account - Allocations, Transfers and Withdrawals, p. 32.) The Policyowner may decide the form in which the benefits will be paid. During the lifetime of either Joint Insured, the Policyowner may arrange for the death benefits to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures. If no election is made, Western Reserve will pay the benefits in a lump sum.

   When death benefits are payable in a lump sum, the Beneficiary may select one or more of the settlement options. If death benefits become payable under a settlement option and the Beneficiary has the right to withdraw the entire amount, the Beneficiary may name and change contingent Beneficiaries.

   SETTLEMENT OPTIONS. Policyowners and Beneficiaries, subject to a prior election of the Policyowner, may elect to have benefits paid in a lump sum or in accordance with a variety of settlement options offered under the Policy. Once a settlement option is in effect, there will no longer be value in the Series Account or the Fixed Account. Western Reserve may make other settlement options available on the Fixed Account in the future. The effective date of a settlement provision will be either the date of surrender or the date of death of the Surviving Insured. For additional information concerning these options, see the Policy itself.

   OPTION A - PAYMENTS FOR A FIXED PERIOD. The proceeds plus interest will be paid in equal monthly installments for the period chosen until the fund has been paid in full. The period chosen may not exceed 20 years.

   OPTION B - LIFE INCOME. The proceeds will be paid in equal installments for the guaranteed payment period elected and continue for the life of the person on whose life the option is based. Such installments will be payable: (a) during the lifetime of the payee or (b) during a fixed period certain and for the remaining lifetime of the payee or (c) until the sum of installments paid equals the proceeds applied and for the remaining life of the payee. Guaranteed payment periods may be elected for 10 years, or the period in which the total payments will equal the amount retained.

   OPTION C - JOINT AND SURVIVOR LIFE INCOME. The proceeds will be paid during the joint lifetime of two persons and continue upon the death of the first payee for the remaining lifetime of the survivor.

                               GENERAL PROVISIONS

POSTPONEMENT OF PAYMENTS

   GENERAL. Payment of any amount from the Series Account upon complete surrender, cash withdrawal, Policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value

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
of the Series Account's net assets. Transfers may also be postponed under these circumstances. For restrictions applicable to payments from the Fixed Account, see The Fixed Account - Allocations, Transfers and Withdrawals, p. 32.

   PAYMENT BY CHECK. Payments under the Policy of any amounts derived from premiums paid by check or bank draft may be delayed until such time as the check or bank draft has cleared the Policyowner's bank.

THE CONTRACT

   The Policy and attached copy of the application and any supplemental applications are the entire contract. Only statements in the application and any supplemental applications can be used to void the Policy or defend a claim. The statements are considered representations and not warranties. No Policy provision can be waived or changed except by endorsement. Only the President or Secretary of Western Reserve can agree to change or waive any provisions of the Policy.

SUICIDE

   If either Joint Insured, while sane or insane, commits suicide within two years from the Policy Date or two years from the effective date of any reinstatement of a Policy, the Policy will terminate, and Western Reserve's total liability, including all riders attached to the Policy, will be limited to the total premiums paid within such two year period, less any loan and any prior withdrawals during such period. In that event, such proceeds will be payable to the Policyowner, if surviving, otherwise to the Policyowner's estate. No other death benefit will be payable.

INCONTESTABILITY

   Western Reserve cannot contest the Policy as to the initial Specified Amount after it has been In Force while both Joint Insureds are still alive, for two years from the Policy Date. At the end of the second Policy year, Western Reserve will send the Policyowner a notice requesting to know whether either Joint Insured has died. Failure to notify Western Reserve that a Joint Insured has died will not avoid a contest, if Western Reserve has a basis to contest, even if the Policy is still In Force. If a lapsed Policy is reinstated, a new two year contestability period (apart from any remaining contestability period) will apply from the date of the application for reinstatement and will apply only to statements made in the application for reinstatement.

CHANGE OF OWNER OR BENEFICIARY

   The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Surviving Insured's death. If the named Beneficiary dies before the Surviving Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Surviving Insured, the benefits payable at the Surviving Insured's death will be paid to the Policyowner or the Policyowner's estate. As long as the Policy is In Force, the Policyowner or Beneficiary may be changed by written request from the Policyowner in a form acceptable to Western Reserve. The Policy need not be returned unless requested by Western Reserve. The change will take effect as of the date the request is signed, regardless of whether either or both Joint Insureds are living when the request is received by Western Reserve. Western Reserve will not, however, be liable for any payment made or action taken before receipt of the request.

ASSIGNMENT

   The Policy may be assigned by the Policyowner. Western Reserve will not be bound by the assignment until a written copy has been received at its Office and will not be liable with respect to any payment made prior to receipt. Western Reserve assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest.

MISSTATEMENT OF AGE OR SEX

   If the age or sex of either Joint Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

REPORTS AND RECORDS

   Western Reserve will maintain all records relating to the Series Account and the Fixed Account. Western Reserve will mail to each Policyowner, at the last known address of record, reports required by applicable laws and or regulations.

   Western Reserve will send Policyowners written confirmation within seven days of the following transactions: unplanned and certain planned premium payments, Cash Value transfers, change in death benefit option or Specified Amount, total surrender or cash withdrawals, and Policy loans or repayments. Western Reserve will also send each Policyowner an annual statement at the end of the Policy year showing for the year, among other things, the month and amount of each: premium payment made, monthly deduction, transfer, cash withdrawal and Policy loan or repayment. The annual statement will also show Policy year-end Net Surrender Value, death benefit and Policy loan value, as well as other Policy activity during the year.

OPTIONAL INSURANCE BENEFITS

   Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. The cost of any optional insurance benefits, including any applicable charge to provide a death benefit guarantee, if any, for the optional insurance benefit until the No Lapse Date, will be deducted as part of the monthly deduction. (See Charges and Deductions - Optional Cash Value Charges, p. 26.)

   JOINT INSURED TERM RIDER: Provides the payment of the face amount of the rider to the Beneficiary for the rider upon receipt of due proof that both Joint Insureds died while the rider was In Force. The cost of insurance rates for this rider increase each year.

   INDIVIDUAL INSURED RIDER: Provides additional life insurance on the life of either Joint Insured, and for the payment of the face amount of the rider to the Beneficiary for the rider upon receipt by Western Reserve of written notice that the Insured's death occurred while the rider was In Force. On any Monthiversary while the rider is In Force, the Policyowner may exchange the rider without evidence of insurability for a new policy on the Insured's life. Such new policy will be issued upon written request subject to the following: (a) the rider has not reached the Anniversary nearest the Insured's 70th birthday; (b) the new policy is on any permanent plan of insurance then offered by Western Reserve;
(c) the amount of insurance upon conversion will equal the face amount then In Force under the rider; and (d) the payment of the premium based on the Insured's rate class under the rider.

   WEALTH PROTECTOR RIDER: Provides the payment of the face amount of the rider to the Beneficiary for the rider upon receipt of due proof that both Joint Insureds died while the rider was In Force. The rider has no conversion or exchange privilege. The rider terminates at the earlier of (a) the date the Policy terminates, (b) the fourth Anniversary of the Policy, or (c) the Monthiversary on which the rider is terminated by written notice from the Policyowner to Western Reserve. The cost of insurance rates for this rider do not increase while the rider is In Force.

                                THE FIXED ACCOUNT

   A Policyowner may allocate Net Premiums and transfer Cash Value to the Fixed Account, which is part of Western Reserve's General Account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, the General Account nor any interests therein are generally subject to the provisions of these acts and Western Reserve has been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   The portion of the Cash Value allocated to the Fixed Account (the "Fixed Account Value") will be credited with rates of interest, as described below. Because the Fixed Account Value becomes part of Western Reserve's General Account, Western Reserve assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to Western Reserve's general liabilities from business operations.

FIXED ACCOUNT VALUE

   At the end of any Valuation Period, the Fixed Account Value is equal to:

   1. The sum of all Net Premium payments allocated to the Fixed Account;
      plus

   2. Any amounts transferred from a Sub-Account to the Fixed Account; plus

   3. Total interest credited to the Fixed Account; minus

   4. Any amounts charged to pay for monthly deductions as they are due;
      minus

   5. Any cash withdrawals or surrenders from the Fixed Account; minus

   6. Any amounts transferred to a Sub-Account from the Fixed Account.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

   The Fixed Account Value, including the Loan Reserve, is guaranteed to accumulate at a minimum effective annual interest rate of 4%. Western Reserve presently credits the Fixed Account Value with current rates in excess of the minimum guarantee but it is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Because Western Reserve, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Fixed Account Value will be credited different current interest rates.

   Western Reserve further guarantees that when a higher current interest rate is declared on an allocation to the Fixed Account, that interest rate will be guaranteed on such allocation for at least a one year period (the "Guarantee Period"), unless the Cash Value associated with an allocation has been transferred to the Loan Reserve. Western Reserve reserves the right to apply a different current interest rate to that part of the Cash Value equal to the Loan Reserve. At the end of the Guarantee Period, Western Reserve reserves the right to declare a new current interest rate on such allocation and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). The rate declared on such allocation and accrued interest thereon at the end of each Guarantee Period will be guaranteed again for another Guarantee Period. At the end of any Guarantee Period, any interest credited on the Policy's Cash Value in the Fixed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of Western Reserve. The Policyowner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

   Allocations from the Fixed Account Value to provide: a) cash withdrawal amounts, b) transfers to the Series Account, or c) monthly deduction charges are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

   Western Reserve reserves the right to change the method of crediting interest from time to time, provided that such changes will not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the Guarantee Period to less than one year.

ALLOCATIONS, TRANSFERS AND WITHDRAWALS

   Net premium payments and transfers to the Fixed Account will be allocated to the Fixed Account on the first Valuation Date on or following the date Western Reserve receives the payment or transfer request at its Office, except

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
that any allocation of Net Premium received prior to the Policy Date will take place on the Policy Date (or the Record Date, if later).

   For transfers from the Fixed Account to a Sub-Account, Western Reserve reserves the right to require that transfer requests be in writing and received at Western Reserve's Office within 30 days of a Policy Anniversary. Under the Policy, the amount that may be transferred is limited to the greater of (a) 25% of the amount in the Fixed Account, or (b) the amount transferred in the prior Policy year from the Fixed Account, unless Western Reserve consents otherwise. Currently, Western Reserve allows 100% of the amount in the Fixed Account to be transferred within 30 days after each Anniversary. The transfer will take place on the day Western Reserve receives the request. No transfer charge will apply to transfers from the Fixed
Account to a Sub-Account. Amounts may be withdrawn from the Fixed Account for Cash Withdrawals and Surrenders only upon written request of the Policyowner and are subject to any applicable requirement for a signature guarantee. (See Policy Rights - Surrender Privileges, p. 28.) Western Reserve further reserves the right to defer payment of transfers, Cash Withdrawals, or Surrenders from the Fixed Account for up to six months. In addition, Policy provisions relating to transfers, Cash Withdrawals or Surrenders from the Series Account will also apply to Fixed Account transactions.

                          DISTRIBUTION OF THE POLICIES

   The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Western Reserve, are also registered representatives of InterSecurities, Inc., an affiliate of Western Reserve and the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. InterSecurities, Inc. is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No amounts have been retained by InterSecurities, Inc. for acting as principal underwriter for the Policies. The maximum sales commission payable to Western Reserve agents or other registered representatives will be approximately 65% of all premium payments up to the "target" premium (which is less than the Guideline Premium shown on the Policy) and 2.2% of all premium payments in excess thereof. In addition, certain production, persistency and managerial bonuses may be paid.

                               FEDERAL TAX MATTERS

INTRODUCTION

   The ultimate effect of Federal income taxes on the Cash Value of a Policy and on the economic benefit to the Policyowner or Beneficiary depends on Western Reserve's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on Federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws. Because the discussion herein is based upon Western Reserve's understanding of Federal income tax laws as they are currently interpreted, Western Reserve cannot guarantee the tax status of any Policy. Western Reserve makes no representations regarding the likelihood of continuation of the current Federal income tax laws, Treasury Regulations, or of the current interpretations by the Internal Revenue Service ("IRS"). Western Reserve reserves the right to make changes to the Policy in order to assure that it will continue to qualify as life insurance for tax purposes.

TAX CHARGES

   At the present time, Western Reserve makes no charge for any Federal, state or local taxes (other than premium taxes) that the Company incurs that may be attributable to such Account or to the Policies. Western Reserve, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Series Account or to the Policies.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The manner in which Section 7702 should be applied to certain features of the Policy is not directly addressed by Section 7702. Nevertheless, Western Reserve believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of
Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures substandard risks. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

   If it is subsequently determined that a Policy does not satisfy Section 7702, Western Reserve will take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitation allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, Western Reserve reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

   Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Series Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Series Account, through the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Reg. sec. 1.817-5, which affect how the Fund's assets may be invested. Western Reserve believes that the Fund will be operated in compliance with the requirements prescribed by the Treasury.

   In certain circumstances, owners of variable life insurance policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the owner's gross income. The IRS has stated in published rulings that the owner of a variable life insurance policy will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investment of a segregated asset account may cause the investor (I.E., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

   The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policyowner has additional flexibility in allocating premium payments and Policy values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Series Account. In addition, Western Reserve does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Western Reserve therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the asset of the Series Account.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   1. IN GENERAL. Western Reserve believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

   A change in a Policy's Specified Amount, the payment of an unscheduled premium, the taking of a Policy loan, a cash withdrawal, a total surrender, a change of insured, a Policy Lapse with an outstanding indebtedness, a change in death benefit options, the exchange of a Policy, or the assignment of a Policy may have tax consequences depending upon the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policyowner or Beneficiary. A competent tax adviser should be consulted for further information.

   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if a Policyowner is contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, that Policyowner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

   Generally, the Policyowner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from, or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract" under Section 7702A. Section 7702A generally applies to Policies entered into or materially changed after June 20, 1988.

   2. MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether such a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a Policy will be a modified endowment contract after a material change depends upon the relationship of the death benefit at the time of change to the Cash Value at the time of such change and the additional premiums paid in the seven Policy years starting with the date on which the material change occurs.

   The manner in which the premium limitation and material change rules should be applied to certain features of the Policy and its riders is unclear. Nonetheless, under Western Reserve's current procedures, the Policyowner will be notified at the time a Policy is issued whether, according to Western Reserve's calculations, the Policy is or is not classified as a modified endowment contract based on the premium then received. The Policyowner will also be notified of the amount of the maximum annual premium which, according to, Western Reserve's calculations, can be paid without causing a Policy to be classified as a modified endowment contract.

   Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policyowner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, a Policyowner should contact a competent tax adviser before making any change to, including an exchange of, a Policy to determine whether such change would cause the Policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.

   If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules: First, all pre-death distributions from such a Policy (including distributions upon surrender, distributions made in anticipation of the Policy becoming a modified endowment contract, and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. (Unpaid Policy loan interest will be treated as a loan for these purposes.) Third, a 10% additional income tax is imposed on the portion of any distribution from, or loan taken from, or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Policyowner attains age 59 1/2 , is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary.

   4. DISTRIBUTION FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a cash withdrawal, a decrease in the Policy's death benefit, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and results in a cash distribution to the Policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

   Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

   Finally, distributions (including distributions upon surrender or lapse) or loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax.

   5. POLICY LOAN INTEREST. The deductibility of Policy loan interest may be limited by the Code. For example, interest paid on any loan under a Policy which is owned by an individual is not deductible. Therefore, a Policyowner should consult a competent tax adviser as to whether Policy loan interest will be deductible.

   6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Policyowner.

   7. MULTIPLE POLICIES. All modified endowment contracts that are issued by Western Reserve (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

   8. TAX TREATMENT OF POLICY SPLIT. The Policy Split Option permits a Policy to be split into two other individual life insurance contracts upon the occurrence of a divorce of the Joint Insureds, certain changes in Federal estate tax law, or a dissolution of a business partnership of which the partners are Joint Insureds. (See Policy Rights - Policy Split Option, p. 28.) A policy split could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a spilt could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether the individual policies that result from a policy split would in all circumstances be treated as life insurance contracts for Federal income tax purposes and, if so treated, whether the individual policies would be classified as modified endowment contracts. Before a Policyowner exercises rights provided by the Policy Split Option, it is important that he or she consult with a competent tax adviser regarding the possible consequences of a policy split.

   9. OTHER TAX CONSIDERATIONS. The transfer of the Policy or the definition of a beneficiary may have Federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policyowner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

   The individual situation of each Policyowner of beneficiary will determine the extent, if any, to which Federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

EMPLOYMENT-RELATED BENEFIT PLANS

   On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of NORRIS, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

                               SAFEKEEPING OF THE
                             SERIES ACCOUNT'S ASSETS

   Western Reserve holds the assets of the Series Account. The assets are kept physically segregated and held separate and apart from the General Account. Western Reserve maintains records of all purchases and redemptions of Fund shares by each of the Sub-Accounts. Additional protection for the assets of the Series Account is provided by a blanket bond issued to AEGON U.S. Holding Corporation ("AEGON U.S.") in the amount of $5 million (subject to a $1 million deductible), covering all of the employees of AEGON U.S. and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $12 million, subject to a $50,000 deductible.

                       VOTING RIGHTS OF THE SERIES ACCOUNT

   To the extent required by law, Western Reserve will vote the Fund shares held in the Series Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts of the Series Account. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Western Reserve determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

   The number of votes which a Policyowner has the right to instruct will be calculated separately for each Sub-Account. The number of votes which each Policyowner has the right to instruct will be determined by dividing a Policy's Cash Value in that Sub-Account by $100. Fractional shares will be counted. The number of votes of the Portfolio which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

   Western Reserve will vote Fund shares as to which no timely instructions are received and Fund shares which are not attributable to Policyowners in proportion to the voting instructions which are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast by Western Reserve.

   Each person having a voting interest in a Sub-Account will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

   DISREGARD OF VOTING INSTRUCTIONS. Western Reserve may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, Western Reserve itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of a Portfolio of the Fund if Western Reserve reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Western Reserve determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event Western Reserve does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

                       STATE REGULATION OF WESTERN RESERVE

   As a life insurance company organized and operated under Ohio law, Western Reserve is subject to provisions governing such companies and to regulation by the Ohio Commissioner of Insurance.

   Western Reserve's books and Accounts are subject to review and examination by the Ohio Insurance Department at all times and a full examination of its operations is conducted by the National Association of Insurance
Commissioners at least once every three years.

                                   REINSURANCE

   Western Reserve intends to reinsure a portion of the risks assumed under the Policies.

                        EXECUTIVE OFFICERS AND DIRECTORS
                               OF WESTERN RESERVE

JOHN R. KENNEY(1), CHAIRMAN OF THE BOARD OF DIRECTORS, CHIEF EXECUTIVE
   OFFICER AND PRESIDENT, Chairman of the Board of Directors (1987 - present) and Chief Executive Officer (1982 - present), President, (1978 - 1987 and December, 1992 - present), Director (1987 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (1985 - present), President (March, 1993 - present), WRL Series Fund, Inc.; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Management, Inc.; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Services, Inc.; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and Director (1985 - September, 1990) and Director (December, 1990 - present) Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987
   - present), Chairman (December, 1989 - September, 1990 and November, 1990
   - present) and President and Chief Executive Officer (November, 1986
   - September, 1990), of IDEX Series Fund; former President and Chief Executive Officer of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

RICHARD B. FRANZ, II(1), SENIOR VICE PRESIDENT AND TREASURER, Senior Vice
   President (1987 - present), Chief Financial Officer (1987 - December, 1995) and Treasurer (1988 - present), Western Reserve Life Assurance Co. of Ohio; Senior Vice President and Treasurer (1988 - February, 1991), Pioneer Western Corporation, Largo, Florida (financial services); Treasurer (1988
   - September, 1990 and November, 1990 - December, 1996), IDEX Series Fund (investment company), of Largo, Florida; Treasurer (1988 - present), WRL Series Fund, Inc.

ALAN M. YAEGER(1), EXECUTIVE VICE PRESIDENT, ACTUARY AND CHIEF FINANCIAL
   OFFICER, Executive Vice President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June,
   1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc.; Director (September, 1996 - present), WRL Investment Services, Inc.; Executive Vice President (September, 1993 - present), WRL Series Fund, Inc.

WILLIAM H. GEIGER(1), SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL,
   Senior Vice President, Secretary and General Counsel (July, 1990
   - present), Western Reserve Life Assurance Co. of Ohio; Vice President, Secretary and General Counsel of Pioneer Western Corporation (financial services) and Secretary of its subsidiaries (May, 1990 - February, 1991); Vice President and Assistant Secretary (November, 1990 - present) and Secretary (June, 1990 - September, 1990) of IDEX Series Fund; former Secretary of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida; Secretary and General Counsel of Orange State Life and Health Insurance Company, and its affiliates, Largo, Florida (March, 1980 - April, 1990).

G. JOHN HURLEY(1), EXECUTIVE VICE PRESIDENT, Executive Vice President (June, 1993 - present), Western Reserve Life Assurance Co. of Ohio; Executive Vice President (June, 1993 - present), Director (March, 1994 - present) WRL Series Fund, Inc.; Director (September, 1996 - present), WRL Investment Management, Inc.; Director (September, 1996 - present), WRL Investment Services, Inc.; President and Chief Executive Officer (September, 1990
   - present), Trustee (June, 1990 - present) and Executive Vice President (June, 1988 - September, 1990) of IDEX Series Fund; former Trustee and Executive Vice President of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President of Pioneer Western Corporation (May, 1988 - February, 1991).

ALLAN J. HAMILTON(1), VICE PRESIDENT AND CONTROLLER, Vice President and
   Controller (1987 - present), Assistant Vice President and Assistant Controller (1983 - 1987), Western Reserve Life Assurance Co. of Ohio; Vice President and Controller (1988 - February, 1991), Pioneer Western Corporation (financial services), Largo, Florida.

PATRICK S. BAIRD, DIRECTOR, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499,
   Director (February, 1991 - present), Western Reserve Life Assurance Co. of Ohio; Vice President and Chief Tax Officer (1984 - present), Chief Financial Officer (1992 - present), AEGON USA, Inc., formerly known as Life Investors, Inc., (financial services holding company), Cedar Rapids, Iowa.

JACK E. ZIMMERMAN, DIRECTOR, 507 St. Michel Circle, Kettering, Ohio 45429,
   Director (1987 - present), Western Reserve Life Assurance Co. of Ohio; Trustee, of IDEX Series Fund; former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Director, Regional Marketing, (1986 - January, 1993), Martin Marietta Corporation, Dayton, Ohio.

LYMAN H. TREADWAY, DIRECTOR, 30195 Chagrin Blvd. Ste. 210N, Cleveland, Ohio
   44124, Director (September, 1994 - present), Western Reserve Life Assurance Co. of Ohio; Consultant (1988 - 1993), Cleveland, Ohio.

JAMES R. WALKER, DIRECTOR, 3320 Office Park Dr., Dayton, Ohio 45439, Director
   (June, 1996 - present) Western Reserve Life Assurance Co. of Ohio; Self-employed, Public Accountant (1996 - present); Partner, C.P.A. (1990
   - 1995), Walker-Davis, C.P.A.'s, Dayton, Ohio.

------------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.

                                  LEGAL MATTERS

   Sutherland, Asbill & Brennan, L.L.P., Washington, D.C., has provided advice on certain legal matters concerning Federal securities laws in connection with the Policies. All matters of Ohio law pertaining to the Policy, including the validity of the Policy and Western Reserve's right to issue the Policy under Ohio Insurance Law, have been passed upon by Thomas E. Pierpan, Vice President and Counsel of Western Reserve.

                                LEGAL PROCEEDINGS

   There are no legal proceedings to which the Series Account is a party or to which the assets of the Series Account are subject. Western Reserve is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Series Account.

                                     EXPERTS

   The financial statements of WRL Series Life Account as of December 31, 1995 and for the year then ended have been included herein in reliance upon the report of Price Waterhouse LLP, independent accountants, and upon the authority of that firm as experts in accounting and auditing.

   The financial statements of Western Reserve Life Assurance Co. of Ohio at December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995, appearing in this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein which are based in part on the reports of Price Waterhouse LLP, independent accountants. The financial statements referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

   Actuarial matters included in this Prospectus have been examined by Alan Yaeger as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

   A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Series Account, Western Reserve and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

            INFORMATION ABOUT WESTERN RESERVE'S FINANCIAL STATEMENTS

   The financial statements of Western Reserve which are included in this Prospectus (see p. 70) should be considered only as bearing on the ability of Western Reserve to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Series Account.

   Financial statements for Western Reserve for the years ended December 31, 1995, 1994 and 1993, have been prepared on the basis of statutory accounting principles, rather than generally accepted accounting principles ("GAAP").

                                   APPENDIX A
                            ILLUSTRATION OF BENEFITS

   The tables in Appendix A illustrate the way in which a Policy operates. They show how the death benefit, Cash Value and Net Surrender Value of a Policy issued to Joint Insureds of given ages and a given premium could vary over an extended period of time assuming hypothetical gross rates of return equivalent to constant after tax annual rates of 0%, 6% and 12%. The tables illustrate the Policy values that would result based on the assumptions that the premium is paid as indicated, that the Policyowner has not requested a decrease in the Specified Amount of the Policy, that no cash withdrawals or Policy loans have been made, and that less than twelve transfers per year have been made.

   The death benefits, Cash Values and Net Surrender Values under a Policy would be different from those shown if the actual rate of return averages 0%, 6% or 12% over a period of years, but fluctuated above and below those averages for individual Policy years. They would also differ if any Policy loans were made during the period of time illustrated.

   The illustration on p. 40 is based on a Policy for Joint Insureds who are a 55 year old male and a 55 year old female, both in the Select rate class, annual premiums of $4,000, a $250,000 Specified Amount and death benefit Option A. The illustrations on that page also assume cost of insurance charges based on Western Reserve's CURRENT cost of insurance rates.

   The illustration on p. 41 is based on the same factors as those on p. 40, except that cost of insurance charges are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table). The illustration on page 42 depicts, in graphic format, the same levels of cumulative net premiums, Net Surrender Values, and death benefits payable during any Policy year, as are shown on page 41, and assumes a hypothetical gross annual rate of return of 12%.

   The amounts shown for the death benefits, Cash Values and Net Surrender Values take into account (1) the daily charge for assuming mortality and expense risks assessed against each Sub-Account which is equivalent to an annual charge of 0.90% of the average net assets of the Sub-Accounts; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.87% of the average daily net assets of the Portfolios of the Fund; and (3) all applicable premium expense charges and Cash Value charges. The 0.87% average Portfolio expense level assumes an equal allocation of amounts among the fifteen Sub-Accounts and is based on an average 0.71% investment advisory fee and estimated 1996 average normal operating expenses of 0.16% for each of the Portfolios in operation during 1996. Calculation of the average annual expense level utilized annualized actual 11-month unaudited expenses incurred during 1996 as adjusted for anticipated expense modifications incurring in 1997 for the Money Market (0.46%), Bond (0.61%), Growth (0.85%), Short-to-Intermediate Government (0.72%), Equity-Income (0.87%), Global (0.90%), Emerging Growth (0.88%), Aggressive Growth (0.91%), Balanced (0.90%), Utility (0.91%), C.A.S.E. Growth (0.94%), and Tactical Asset Allocation (0.86%). In addition, because the Value Equity Portfolio was not in existence during the full year of 1996 (commencement of operations was May 1, 1996); and the U.S. Equity Portfolio and the International Equity Portfolio had not commenced operations as of December 31, 1996, the estimated average annual Portfolio expense level reflects estimated expenses for these three Portfolios at 0.85%, 1.05% and 1.30%, respectively, for 1997. During 1996, Western Reserve had undertaken to pay Fund expenses for each Portfolio to the extent normal operating expenses of a Portfolio exceeded a stated percentage of the Portfolio's average daily net assets. Western Reserve has undertaken until April 30, 1997 to pay expenses to the extent normal operating expenses of a Portfolio exceed a stated percentage of the Portfolio's average daily net assets. Taking into account the assumed charges of 1.77%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.77%, 4.23%, and 10.23%.

   The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Series Account because Western Reserve is not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the Series Account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges. (See Charges Against the Series Account - Taxes, p. 27.)

   The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if an amount equal to the premium were invested to earn interest at 5% per year, compounded annually.

   Western Reserve will furnish, upon request, a comparable illustration reflecting each proposed Joint Insured's age, sex, risk classification and desired plan features.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                        MALE AND FEMALE BOTH ISSUE AGE 55
             $4,000 ANNUAL PREMIUM FOR NON-SMOKER SELECT RATE CLASS
                            $250,000 SPECIFIED AMOUNT
                         OPTION A - FIXED DEATH BENEFIT
         THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.


              PREMIUMS                                                  NET
             ACCUMULATED            DEATH BENEFIT                 SURRENDER VALUE                      CASH VALUE
 END OF         AT 5%           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
 POLICY       INTEREST              GROSS ANNUAL                     GROSS ANNUAL                      GROSS ANNUAL
 YEAR         PER YEAR            RATE OF RETURN OF               RATE OF RETURN OF                 RATE OF RETURN OF
 ------      -----------    -----------------------------  -------------------------------   -------------------------------
                               0%        6%        12%        0%        6%         12%          0%         6%         12%
                            -------   -------   ---------  -------   --------   ----------   -------    --------   ---------
    1           4,200       250,000   250,000     250,000     1,194     1,413        1,632     3,504       3,723       3,942
    2           8,610       250,000   250,000     250,000     4,267     4,925        5,609     6,918       7,576       8,260
    3          13,241       250,000   250,000     250,000     7,422     8,740       10,167    10,241      11,559      12,985
    4          18,103       250,000   250,000     250,000    10,480    12,685       15,169    13,467      15,672      18,155
    5          23,208       250,000   250,000     250,000    13,436    16,760       20,655    16,591      19,915      23,809
    6          28,568       250,000   250,000     250,000    16,291    20,967       26,673    19,614      24,290      29,996
    7          34,196       250,000   250,000     250,000    19,038    25,306       33,273    22,528      28,797      36,764
    8          40,106       250,000   250,000     250,000    21,668    29,773       40,507    25,327      33,432      44,166
    9          46,312       250,000   250,000     250,000    24,169    34,360       48,429    27,996      38,187      52,256
    10         52,827       250,000   250,000     250,000    26,528    39,060       57,102    30,523      43,055      61,097
    15         90,630       250,000   250,000     250,000    42,665    71,156      121,968    42,665      71,156     121,968
    20        138,877       250,000   250,000     250,000    52,375   104,825      221,812    52,375     104,825     221,812
    25        200,454       250,000   250,000     405,382    57,923   144,786      386,078    57,923     144,786     386,078
    30        279,043       250,000   250,000     684,086    55,458   192,473      651,510    55,458     192,473     651,510
    35        379,345       250,000   266,607   1,131,742    38,916   253,912    1,077,850    38,916     253,912   1,077,850
    40        507,359             *   335,100   1,784,891         *   331,782    1,767,218         *     331,782   1,767,218
    45        670,741             *   429,932   2,901,981         *   429,932    2,901,981         *     429,932   2,901,981

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                              INTERNAL RATE OF
               INTERNAL RATE OF               RETURN ON NET             INTERNAL RATE OF
                 RETURN ON CASH               SURRENDER VALUE                RETURN ON
                 VALUE ASSUMING                  ASSUMING                  DEATH BENEFIT
END OF            HYPOTHETICAL                 HYPOTHETICAL            ASSUMING HYPOTHETICAL
POLICY            GROSS ANNUAL                 GROSS ANNUAL                GROSS ANNUAL
YEAR           RATE OF RETURN OF             RATE OF RETURN OF           RATE OF RETURN OF
-------   ----------------------------   -------------------------   -----------------------------
             0%        6%       12%        0%        6%     12%          0%        6%      12%
          -------   -------   --------   -------  ------- --------   --------- --------- ---------
   1       -12.40     -6.92      -1.45    -70.15   -64.68   -59.20    6,150.00  6,150.00  6,150.00
   2        -9.31     -3.58       2.15    -35.25   -28.29   -21.46      642.15    642.15    642.15
   3        -7.72     -1.86       4.00    -22.17   -15.03    -8.06      258.47    258.47    258.47
   4        -6.78     -0.83       5.12    -16.23    -9.07    -2.12      148.92    148.92    148.92
   5        -6.17     -0.14       5.87    -12.98    -5.83     1.08      100.39    100.39    100.39
   6        -5.74      0.34       6.41    -10.98    -3.85     3.02       73.77     73.77     73.77
   7        -5.44      0.70       6.81     -9.66    -2.53     4.31       57.22     57.22     57.22
   8        -5.22      0.97       7.13     -8.74    -1.61     5.22       46.06     46.06     46.06
   9        -5.08      1.18       7.38     -8.10    -0.93     5.88       38.07     38.07     38.07
   10       -4.98      1.33       7.58     -7.63    -0.43     6.38       32.11     32.11     32.11
   15       -4.40      2.10       8.45     -4.40     2.10     8.45       16.46     16.46     16.46
   20       -4.24      2.51       8.95     -4.24     2.51     8.95        9.93      9.93      9.93
   25      -15.36      2.74       9.28    -15.36     2.74     9.28        6.48      6.48      9.59
   30           *      2.89       9.47         *     2.89     9.47           *      4.39      9.72
   35           *    -21.45       9.58         *   -21.45     9.58           *      3.33      9.78
   40           *         *       9.65         *        *     9.65           *         *      9.69
   45           *         *       9.73         *        *     9.73           *         *      9.73

* In the absence of an additional payment, the Policy would lapse.

THE Hypothetical Investment Rates of Return Shown Above And Elsewhere in this Prospectus Are Illustrative Only And Should Not Be Deemed A Representation Of Past Or Future Investment Rates of Return.

Actual Investment Rates of Return May be More or Less Than Those Shown And Will depend on a Number of Factors, Including the Investment Allocations By An Owner and Different Investment Rates of Return For the Fund. The Death Benefit, Cash Value and Net Surrender Value for a Policy Would be Different From Those Shown if the Actual Investment Rates of Return Averaged 0%, 6%, and 12% Over a Period of Years, But Fluctuated Above or Below that Average for Individual Policy Years. No Representation Can Be Made by Western Reserve or the Fund that These Hypothetical Investment Rates of Return Can Be Achieved For Any One Year or Sustained Over Any Period of Time. This Illustration Must Be Preceded or Accompanied By A Current Prospectus.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                        MALE AND FEMALE BOTH ISSUE AGE 55
             $4,000 ANNUAL PREMIUM FOR NON-SMOKER SELECT RATE CLASS
                            $250,000 SPECIFIED AMOUNT
                          OPTION A - FIXED DEATH BENEFIT
        THIS ILLUSTRATION IS BASED ON GUARANTEED COST OF INSURANCE RATES.

            PREMIUMS                                                       NET
           ACCUMULATED            DEATH BENEFIT                      SURRENDER VALUE                    CASH VALUE
 END OF       AT 5%           ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
 POLICY     INTEREST              GROSS ANNUAL                         GROSS ANNUAL                     GROSS ANNUAL
 YEAR       PER YEAR            RATE OF RETURN OF                   RATE OF RETURN OF                 RATE OF RETURN OF
 -------   -----------    --------------------------------   -------------------------------   ------------------------------
                             0%          6%         12%         0%        6%           12%         0%       6%         12%
                          --------   --------   ----------   -------   --------   ----------   -------   --------   ---------
    1         4,200       250,000     250,000      250,000     1,194      1,413        1,632     3,504      3,723       3,942
    2         8,610       250,000     250,000      250,000     4,267      4,925        5,609     6,918      7,576       8,260
    3        13,241       250,000     250,000      250,000     7,422      8,740       10,167    10,241     11,559      12,985
    4        18,103       250,000     250,000      250,000    10,480     12,685       15,169    13,467     15,672      18,155
    5        23,208       250,000     250,000      250,000    13,436     16,760       20,655    16,591     19,915      23,809
    6        28,568       250,000     250,000      250,000    16,285     20,961       26,667    19,607     24,283      29,990
    7        34,196       250,000     250,000      250,000    19,016     25,284       33,251    22,507     28,775      36,742
    8        40,106       250,000     250,000      250,000    21,619     29,722       40,455    25,278     33,381      44,114
    9        46,312       250,000     250,000      250,000    24,077     34,264       48,329    27,904     38,091      52,156
    10       52,827       250,000     250,000      250,000    26,370     38,893       56,929    30,365     42,888      60,924
    15       90,630       250,000     250,000      250,000    40,671     69,106      120,021    40,671     69,106     120,021
    20      138,877       250,000     250,000      250,000    41,881     94,483      214,350    41,881     94,483     214,350
    25      200,454       250,000     250,000      389,948    21,777    111,657      371,379    21,777    111,657     371,379
    30      279,043             *     250,000      650,256         *    105,248      619,292         *    105,248     619,292
    35      379,345             *     250,000    1,049,048         *     15,972      999,093         *     15,972     999,093
    40      507,359             *           *    1,616,277         *          *    1,600,275         *          *   1,600,275
    45      670,741             *           *    2,630,293         *          *    2,630,293         *          *   2,630,293

(RESTUBBED TABLE CONTINUED FROM ABOVE)

                                           INTERNAL RATE OF
                INTERNAL RATE OF             RETURN ON NET               INTERNAL RATE OF
                 RETURN ON CASH             SURRENDER VALUE                  RETURN ON
                 VALUE ASSUMING                ASSUMING                    DEATH BENEFIT
END OF            HYPOTHETICAL               HYPOTHETICAL              ASSUMING HYPOTHETICAL
POLICY            GROSS ANNUAL               GROSS ANNUAL                  GROSS ANNUAL
YEAR           RATE OF RETURN OF           RATE OF RETURN OF             RATE OF RETURN OF
-------   ---------------------------   ------------------------   -------------------------------
             0%        6%       12%        0%       6%      12%        0%          6%        12%
          -------   -------   -------   -------  ------- -------   ---------   --------   --------
   1       -12.40     -6.92     -1.45    -70.15   -64.68   -59.20   6,150.00   6,150.00   6,150.00
   2        -9.31     -3.58      2.15    -35.25   -28.29   -21.46     642.15     642.15     642.15
   3        -7.72     -1.86      4.00    -22.17   -15.03    -8.06     258.47     258.47     258.47
   4        -6.78     -0.83      5.12    -16.23    -9.07    -2.12     148.92     148.92     148.92
   5        -6.17     -0.14      5.87    -12.98    -5.83     1.08     100.39     100.39     100.39
   6        -5.75      0.34      6.40    -10.99    -3.86     3.02      73.77      73.77      73.77
   7        -5.46      0.68      6.80     -9.69    -2.55     4.30      57.22      57.22      57.22
   8        -5.27      0.94      7.10     -8.80    -1.64     5.19      46.06      46.06      46.06
   9        -5.14      1.13      7.34     -8.17    -0.99     5.84      38.07      38.07      38.07
   10       -5.08      1.26      7.53     -7.74    -0.51     6.33      32.11      32.11      32.11
   15       -5.04      1.75      8.26     -5.04     1.75     8.26      16.46      16.46      16.46
   20       -6.67      1.56      8.67     -6.67     1.56     8.67       9.93       9.93       9.93
   25      -15.36      0.84      9.04    -15.36     0.84     9.04       6.48       6.48       9.34
   30           *     -0.86      9.21         *    -0.86     9.21          *       4.39       9.46
   35           *    -21.45      9.26         *   -21.45     9.26          *       3.02       9.46
   40           *         *      9.30         *        *     9.30          *          *       9.33
   45           *         *      9.43         *        *     9.43          *          *       9.43

* In the absence of an additional payment, the Policy would lapse.

The Hypothetical Investment Rates of Return Shown Above and Elsewhere in this Prospectus Are Illustrative Only and Should Not Be Deemed A Representation of Past or Future Investment Rates of Return.

Actual Investment Rates of Return May be More or Less Than Those Shown And Will Depend on a Number of FactorsI including the Investment Allocations By An Owner and Different Investment Rates of Return For the Fund. The Death Benefit, Cash Value and Net Surrender Value for a Policy Would be Different From Those Shown if the Actual Investment Rates of Return Averaged 0%, 6%, and 12% Over a Period of Years, But Fluctuated Above or Below that Average for Individual Policy Years. No Representation Can Be Made by Western Reserve or the Fund that These Hypothetical Investment Rates of Return Can Be Achieved For Any One Year or Sustained Over Any Period of Time. This Illustration Must Be Preceded or Accompanied By A Current Prospectus.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                      MALE AND FEMALE BOTH ISSUE AGE 55
                 $4,000 ANNUAL PREMIUM FOR NON-SMOKER SELECT
                          $250,000 SPECIFIED AMOUNT
                        OPTION A - FIXED DEATH BENEFIT
                       CURRENT COST OF INSURANCE RATES

                                  [PU GRAPH]

                                   APPENDIX B

                             LONG TERM MARKET TRENDS

   The information below is a record of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is a historical record and is not intended as a projection of future performance. Charges associated with a variable life insurance policy are not reflected.

   The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

   The following chart illustrates the average annual returns of the Standard & Poor's Index of 500 Common Stocks ("S&P 500 Stock Index") for each of the 20 year periods shown. These returns are compared to the average annual returns of high grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1935 and have ending periods at five year intervals.)

                             AVERAGE ANNUAL RETURNS
                           TWENTY YEAR HOLDING PERIODS

                                   [PU GRAPH]

* Source: (c) STOCKS, BONDS, BILLS AND INFLATION 1996 YEARBOOK/trademark/, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

   Over the 51 20-year time periods beginning in 1926 and ending in 1995 (I.E. 1926-1945, 1927-1946, and so on through 1976-1995):

   -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 47 of the 51 periods.

   -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 50 periods.

   -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 50 periods.

   From 1926 through 1995 the average annual return for common stocks was 10.2%, compared to 5.4% for high grade, long-term corporate bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

    SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR SPECIFIC HOLDING PERIODS

   The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending 1995.

   The chart shows that, historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

   The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                                ----------------

             PERCENT OF HOLDINGS PERIOD WITH THE FOLLOWING RESULTS:

                                                                                               GREATER
                                                                                                THAN
  HOLDING        NEGATIVE       0-5.00%      5.01-10.00%     10.01-15.00%     15.01-20.00%     20.00%
   PERIOD         RETURN        RETURN          RETURN          RETURN           RETURN        RETURN
-----------      --------     ----------     -----------     ------------     ------------     -------
  1 year           29.0%         4.3%           11.6%            7.2%            11.6%           36.2%
  5 years          10.8%        15.4%           20.2%           27.7%            16.9%            9.2%
 10 years           3.3%        11.7%           36.7%           21.7%            25.0%            1.7%
 20 years           0.0%         6.0%           34.0%           54.0%             6.0%            0.0%

------------
Source: (c) STOCKS, BONDS, BILLS AND INFLATION 1996 YEARBOOK/trademark/, Ibbotson Associates, Inc., Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

            THE WRL FREEDOM WEALTH PROTECTOR/REGISTERED TRADEMARK/
              AND THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

   As the Long Term Market Trends graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high grade debt securities.

   The relative volatility of common stock prices as compared with prices of high grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

   Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

In this method of investing:

   /bullet/ Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually),

   /bullet/ Stock Market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                         HOW DOLLAR COST AVERAGING WORKS

  INVESTMENTS AT                 COMMON STOCK                SHARES
REGULAR INTERVALS                MARKET PRICE               PURCHASED
------------------               ------------               ---------
       $150                          $20                        7.5
        150                           15                       10.0
        150                           10                       15.0
        150                            5                       30.0
        150                           10                       15.0
        150                           15                       10.0
       ----                                                 -------
       $900                                                    87.5

Total Value of 87.5 shares @ $15/share                        $1,312.50
Less Investment made                                            (900.00)
                                                              ---------
Gain/Profit                                                   $  412.50

   Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method ONLY works if the investor continues to invest relatively constant amounts over a long period of time.

   This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of market fluctuations.

   How does the dollar cost averaging method relate to the WRL Freedom Wealth Protector/registered trademark/? A Policyowner may invest his or her Net Premium in a Sub-Account, and although a Policy's value in a Sub-Account or Sub-Accounts is affected by several factors other than investment experience (E.G., Cash Value charges and charges against the Series Account), the dollar cost averaging method can be generally applied to the Policy to the extent that the Policyowner pays a Planned Periodic Premium on a regular basis and he or she allocates Net Premium resulting from those Planned Periodic Premiums to the Sub-Accounts in relatively constant amounts.

                          INDEX TO FINANCIAL STATEMENTS

WRL Series Life Account:

   Statements of assets, liabilities and equity accounts at September 30, 1996 (unaudited)

   Statements of operations and statements of changes in equity accounts as of September 30, 1996 (unaudited)

   Notes to Financial Statements (unaudited)

   Report of Independent Accountants dated January 31, 1996

   Statements of assets, liabilities and equity accounts at December 31, 1995

   Statements of operations for the year ended December 31, 1995 and statements of changes in equity accounts for the years ended December 31, 1995 and 1994

   Notes to Financial Statements

Western Reserve Life Assurance Co. of Ohio:

   Statutory-Basis Balance Sheet as of September 30, 1996 (unaudited)

   Statutory-Basis Statement of Operations as of September 30, 1996
   (unaudited)

   Statutory-Basis Statement of Changes in Capital and Surplus as of September 30, 1996 (unaudited)

   Statutory-Basis Statement of Cash Flows as of September 30, 1996
   (unaudited)

   Note of Statutory-Basis Financial Statements (unaudited)

   Report of Independent Auditors dated February 23, 1996

   Statutory-basis Balance sheets at December 31, 1995 and 1994

   Statutory-basis Statements of operations for the years ended December 31, 1995, 1994 and 1993

   Statutory-basis Statements of capital and surplus for the years ended December 31, 1995, 1994 and 1993

   Statutory-basis Statements of cash flows for the years ended December 31, 1995, 1994 and 1993

   Notes to Statutory-basis Financial Statements

   Statutory-basis Financial Statement Schedules

WRL SERIES LIFE ACCOUNT
MONEY MARKET SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                   SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Money Market Portfolio
       (14,772,612.310 shares;
       cost $ 14,772,612) ...................................  $14,772,612

  Accrued transfers from (to) depositor - net ...............       38,350
                                                               -----------
       Total assets .........................................   14,810,962
                                                               -----------

LIABILITIES: ................................................            0
                                                               -----------

       Total net assets .....................................  $14,810,962
                                                               ===========

EQUITY ACCOUNTS:

  Policyowners' equity:

  Money Market sub-account
       (968,329.525481 units;
       $15.295374 unit value) ...............................  $14,810,962
                                                               -----------

       Total equity .........................................  $14,810,962
                                                               ===========


STATEMENT OF OPERATIONS
                                                            NINE MONTHS ENDED
INVESTMENT INCOME:                                          SEPTEMBER 30, 1996

     Dividend income ......................................      $426,457
     Capital gain distributions ...........................             0
                                                                 --------
                                                                  426,457

EXPENSES:

     Mortality and expense risk charges ...................        76,494
                                                                 --------

       Net investment income (loss) .......................       349,963
                                                                 --------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions ............................             0
     Change in unrealized appreciation
       (depreciation) .....................................             0
                                                                 --------
       Net gain (loss) on investments .....................             0
                                                                 --------

         Net increase (decrease) in equity
           accounts resulting from operations .............      $349,963
                                                                 ========

STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                               NINE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                                   SEPTEMBER 30, 1996     DECEMBER 31, 1995

  Net investment income (loss)...............................   $     349,963          $    397,410
  Net gain (loss) on investments.............................               0                     0
                                                                -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations...............................         349,963               397,410
                                                                -------------          ------------

EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)........................       6,152,998             3,139,280
                                                                -------------          ------------
  Less cost of units redeemed:
     Administrative charges..................................       1,753,507             1,356,484
     Policy loans............................................         179,641               219,767
     Surrender benefits......................................         499,065               899,893
     Death benefits..........................................          18,410                 7,670
                                                                -------------          ------------
                                                                    2,450,623             2,483,814
                                                                -------------          ------------

     Increase (decrease) in equity accounts from
       capital unit transactions.............................       3,702,375               655,466
                                                                -------------          ------------
     Net increase (decrease) in equity accounts..............       4,052,338             1,052,876

EQUITY ACCOUNTS:

  7Beginning of period.......................................      10,758,624             9,705,748
                                                                -------------          ------------
  End of period..............................................   $  14,810,962          $ 10,758,624
                                                                =============          ============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                               1

WRL SERIES LIFE ACCOUNT
MONEY MARKET SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA  AND RATIOS*
FOR THE PERIOD ENDED

                                                      SEPT. 30                  DECEMBER 31
                                                      --------  -----------------------------------------------
                                                        1996      1995      1994      1993      1992      1991
                                                      --------  -------   -------   -------   -------   -------
Accumulation unit value, beginning of period          $ 14.83   $ 14.19   $ 13.84   $ 13.63   $ 13.33   $ 12.78

   Income from operations:
     Net investment income (loss)........                 .47       .64       .35       .21       .30       .55
     Net realized and unrealized
       gain (loss) on investments........                 .00       .00       .00       .00       .00       .00
                                                      -------   -------   -------   -------   -------   -------
       Total income (loss) from operations                .47       .64       .35       .21       .30       .55
                                                      -------   -------   -------   -------   -------   -------


Accumulation unit value, end of period...             $ 15.30   $ 14.83   $ 14.19   $ 13.84  $ 13.63   $ 13.33
                                                      =======   =======   =======   =======  =======   =======


Total return.............................                3.13%     4.49%     2.58%     1.52%    2.24%     4.34%

Ratios and supplemental data:
   Net assets at end of period (in thousands)         $14,811   $10,759   $ 9,706   $ 4,985  $ 4,619   $ 4,042
   Ratio of net investment income (loss) to
     average net assets**................                4.09%     4.37%     2.66%     1.51%    2.12%     4.28%

  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.


  ** This ratio is annualized for the period ended September 30, 1996.


   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                               2

WRL SERIES LIFE ACCOUNT
BOND SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                      SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Bond Portfolio
       (1,029,776.221 shares;
       cost $11,356,557) ..................................     $ 11,044,802

  Accrued transfers from (to) depositor - net .............           (8,481)
                                                                ------------
       Total assets .......................................       11,036,321
                                                                ------------

LIABILITIES: ..............................................                0
                                                                ------------

       Total net assets ...................................     $ 11,036,321
                                                                ============

EQUITY ACCOUNTS:

  Policyowners' equity:

       Bond sub-account
       (580,868.722716 units;
       $18.999682 unit value) .............................     $ 11,036,321
                                                                ------------

       Total equity .......................................     $ 11,036,321
                                                                ============

STATEMENT OF OPERATIONS
                                                            NINE MONTHS ENDED
INVESTMENT INCOME:                                          SEPTEMBER 30, 1996
                                                            ------------------

     Dividend income ......................................      $ 288,871
     Capital gain distributions ...........................              0
                                                                 ---------
                                                                   288,871

EXPENSES:

     Mortality and expense risk charges ...................         69,846
                                                                 ---------

       Net investment income (loss) .......................        219,025
                                                                 ---------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions ............................       (114,753)
     Unrealized appreciation (depreciation) ...............       (464,520)
                                                                 ---------
       Net gain (loss) on investments .....................       (579,273)
                                                                 ---------

         Net increase (decrease) in net assets
           resulting from operations ......................      $(360,248)
                                                                 =========


STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                           NINE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                               SEPTEMBER 30, 1996     DECEMBER 31, 1995
                                                          ------------------     -----------------
  Net investment income (loss)............................  $     219,025          $    459,977
  Net gain (loss) on investments..........................       (579,273)            1,080,157
                                                            -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations............................       (360,248)            1,540,134
                                                            -------------          ------------

EQUITY TRANSACTIONS:

  Proceeds from units sold (redeemed):....................      2,715,612             3,749,029
                                                            -------------          ------------
  Less cost of units redeemed:
     Administrative charges...............................        953,693               916,494
     Policy loans.........................................        148,082               197,829
     Surrender benefits...................................        260,483               357,384
     Death benefits.......................................         22,917                10,202
                                                            -------------          ------------
                                                                1,385,175             1,481,909
                                                            -------------          ------------

     Increase (decrease) in equity accounts from
       capital unit transactions..........................      1,330,437             2,267,120
                                                            -------------          ------------
     Net increase (decrease) in equity accounts...........        970,189             3,807,254

EQUITY ACCOUNTS:

  Beginning of period.....................................     10,066,132             6,258,878
                                                            -------------          ------------
  End of period...........................................  $  11,036,321          $ 10,066,132
                                                            =============          ============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                               3

WRL SERIES LIFE ACCOUNT
BOND SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA  AND RATIOS*
FOR THE PERIOD ENDED

                                               SEPT. 30                    DECEMBER 31
                                               --------  -----------------------------------------------
                                                 1996     1995      1994      1993      1992      1991
                                               --------  -------   -------   -------   -------   -------
Accumulation unit value, beginning of period   $ 19.67   $ 16.14   $ 17.50   $ 15.57   $ 14.68   $ 12.48

   Income from operations:
     Net investment income (loss)........          .40      1.05       .89      2.11      1.00       .48
     Net realized and unrealized
       gain (loss) on investments........        (1.07)     2.48     (2.25)     (.18)     (.11)     1.72
                                               -------   -------   -------   -------   -------   -------
       Total income (loss) from operations        (.67)     3.53     (1.36)     1.93       .89      2.20
                                               -------   -------   -------   -------   -------   -------


Accumulation unit value, end of period...      $ 19.00   $ 19.67   $ 16.14   $ 17.50   $ 15.57   $ 14.68
                                               =======   =======   =======   =======   =======   =======


Total return.............................        (3.43)%   21.89%    (7.77)%   12.40%     6.08%    17.63%

Ratios and supplemental data:
   Net assets at end of period (in thousands)  $11,036   $10,066   $ 6,259   $ 6,985   $ 4,558   $ 3,055
   Ratio of net investment income (loss) to
     average net assets**................         2.86%     5.80%     5.57%    12.92%     6.69%     3.59%
----------------

  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.


  ** This ratio is annualized for the period ended September 30, 1996.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                               4

WRL SERIES LIFE ACCOUNT
GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                   SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Growth Portfolio
       (9,051,069.555 shares;
       cost $ 233,268,655) ...............................   $ 333,851,051

  Accrued transfers from (to) depositor - net ............        (277,798)
                                                             -------------
       Total assets ......................................     333,573,253
                                                             -------------

LIABILITIES: .............................................               0
                                                             -------------

       Total net assets ..................................   $ 333,573,253
                                                             =============

EQUITY ACCOUNTS:

  Policyowners' equity:

       Growth sub-account
       (6,908,195.647892 units;
       $ 48.286596 unit value)...............                $ 333,573,253
                                                             -------------

       Total equity..........................                $ 333,573,253
                                                             =============


STATEMENT OF OPERATIONS
                                                           NINE MONTHS ENDED
INVESTMENT INCOME:                                         SEPTEMBER 30, 1996

     Dividend income .....................................    $    860,787
     Capital gain distributions ..........................       1,077,884
                                                              ------------
                                                                 1,938,671

EXPENSES:

     Mortality and expense risk charges ..................       1,997,056
                                                              ------------

       Net investment income (loss) ......................         (58,385)
                                                              ------------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions ...........................       4,232,941
     Change in unrealized appreciation
     (depreciation) ......................................      40,880,353
                                                              ------------
     Net gain (loss) on investments ......................      45,113,294
                                                              ------------

       Net increase (decrease) in equity accounts
         resulting from operations .......................    $ 45,054,909
                                                              ============


STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                           NINE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                               SEPTEMBER 30, 1996     DECEMBER 31, 1995
  Net investment income (loss)............................  $     (58,385)         $  23,250,380
  Net gain (loss) on investments..........................     45,113,294             54,801,782
                                                            -------------          -------------
  Net increase (decrease) in equity accounts
     resulting from operations............................     45,054,909             78,052,162
                                                            -------------          -------------


EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed).....................     62,530,238             61,850,933
                                                            -------------          -------------
  Less cost of units redeemed:
     Administrative charges...............................     21,253,460             23,714,204
     Policy loans.........................................      6,128,299              5,518,596
     Surrender benefits...................................      8,699,115              8,982,170
     Death benefits.......................................        398,125                711,078
                                                            -------------          -------------
                                                               36,478,999             38,926,048
                                                            -------------          -------------

     Increase (decrease) in equity accounts from
       capital unit transactions..........................     26,051,239             22,924,885
                                                            -------------          -------------
     Net increase (decrease) in equity accounts...........     71,106,148            100,977,047

EQUITY ACCOUNTS:

  Beginning of period.....................................    262,467,105            161,490,058
                                                            -------------          -------------
  End of period...........................................  $ 333,573,253          $ 262,467,105
                                                            =============          =============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                               5

WRL
SERIES LIFE ACCOUNT GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                               SEPT. 30                       DECEMBER 31
                                               --------   ----------------------------------------------------
                                                 1996       1995       1994       1993       1992       1991
                                               --------   --------   --------   --------   --------   --------
Accumulation unit value, beginning of period   $  41.47   $  28.44   $  31.30   $  30.37   $  29.95   $  18.91

   Income from operations:
     Net investment income (loss)........          (.01)      3.89        .04        .46       1.09       1.72
     Net realized and unrealized
       gain (loss) on investments........          6.83       9.14      (2.90)       .47       (.67)      9.32
                                               --------   --------   --------   --------   --------   --------
       Total income (loss) from operations         6.82      13.03      (2.86)       .93        .42      11.04
                                               --------   --------   --------   --------   --------   --------


Accumulation unit value, end of period...      $  48.29   $  41.47   $  28.44   $  31.30   $  30.37   $  29.95
                                               ========   ========   ========   ========   ========   ========


Total return.............................         16.44%     45.81%     (9.13)%     3.06%      1.41%     58.37%

Ratios and supplemental data:
   Net assets at end of period (in thousands)  $333,573   $262,467   $161,490   $169,757   $146,053   $111,375
   Ratio of net investment income (loss) to
     average net assets**................          (.03)%    11.05%       .16%      1.56%      3.84%      7.14%
----------------

  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

  ** This ratio is annualized for the period ended September 30, 1996.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                               6

WRL SERIES LIFE ACCOUNT
SHORT-TO-INTERMEDIATE GOVERNMENT SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                    SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Short-to-Intermediate Government Portfolio
       (144,126.953 shares;
       cost $ 1,484,619) ....................................  $ 1,497,493

  Accrued transfers from (to) depositor - net ...............       (1,871)
                                                               -----------
       Total assets .........................................    1,495,622
                                                               -----------

LIABILITIES: ................................................            0
                                                               -----------

       Total net assets .....................................  $ 1,495,622
                                                               ===========

EQUITY ACCOUNTS:

  Policyowners' equity:

       Short-to-Intermediate Government sub-account
       (128,515.024738 units;
       $11.637719 unit value) ...............................  $ 1,495,622
                                                               -----------
       Total equity .........................................  $ 1,495,622
                                                               ===========


STATEMENT OF OPERATIONS
                                                              NINE MONTHS ENDED
INVESTMENT INCOME:                                            SEPTEMBER 30,1996
                                                              -----------------

     Dividend income .......................................      $ 23,677
     Capital gain distributions ............................             0
                                                                  --------
                                                                    23,677

EXPENSES:

     Mortality and expense risk charges ....................        10,115
                                                                  --------

       Net investment income (loss) ........................        13,562
                                                                  --------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions .............................        22,518
     Change in unrealized appreciation
      (depreciation) .......................................       (25,656)
                                                                  --------
       Net gain (loss) on investments ......................        (3,139)
                                                                  --------

         Net increase (decrease) in net assets
         resulting from operations .........................      $ 10,423
                                                                  ========


STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                       NINE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                            SEPTEMBER 30,1996     DECEMBER 31, 1995
  Net investment income (loss)........................  $      13,562          $     62,086
  Net gain (loss) on investments......................         (3,139)               68,387
                                                        -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations........................         10,423               130,473
                                                        -------------          ------------

EQUITY TRANSACTIONS:
   Proceeds from units sold (redeemed)................        144,541               679,242
                                                        -------------          ------------
  Less cost of units redeemed:
     Administrative charges...........................        130,446               141,954
     Policy loans.....................................         27,903                52,521
     Surrender benefits...............................         18,978                41,967
     Death benefits..................................               0                   144
                                                        -------------          ------------
                                                              177,327               236,586
                                                        -------------          ------------

     Increase (decrease) in equity accounts from
       capital unit transactions......................        (32,786)              442,656
                                                        -------------          ------------
     Net increase (decrease) in equity accounts.......        (22,363)              573,129

EQUITY ACCOUNTS:

  Beginning of period.................................      1,517,985               944,856
                                                        -------------          ------------
  End of period.......................................  $   1,495,622          $  1,517,985
                                                        =============          ============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                               7

WRL SERIES LIFE ACCOUNT
SHORT-TO-INTERMEDIATE GOVERNMENT SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                               SEPT. 30                DECEMBER 31
                                               -------   -------------------------------------
                                                 1996     1995      1994      1993      1992\dagger\
                                               -------   -------   -------   -------   -------
Accumulation unit value, beginning of period   $ 11.55   $ 10.27   $ 10.40   $ 10.04   $ 10.00

   Income from operations:
     Net investment income (loss)........          .10       .61       .40       .14       .01
     Net realized and unrealized
       gain (loss) on investments........         (.01)      .67      (.53)      .22       .03
                                               -------   -------   -------   -------   -------
       Total income (loss) from operations         .09      1.28      (.13)      .36       .04
                                               -------   -------   -------   -------   -------


Accumulation unit value, end of period...      $ 11.64   $ 11.55   $ 10.27   $ 10.40   $ 10.04
                                               =======   =======   =======   =======   =======


Total return.............................          .73%    12.53%    (1.32)%    3.64%      .38%

Ratios and supplemental data:
   Net assets at end of period (in thousands)    1,496   $ 1,518   $   945   $ 1,408   $   803
   Ratio of net investment income (loss) to
     average net assets**................         1.22%     5.53%     4.06%     1.39%      .16%
------------

  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period. ** This ratio is annualized for the period ended September 30, 1996.

  \dagger\ The inception date of this sub-account was December 3, 1992. The total return is not annualized.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                               8

WRL SERIES LIFE ACCOUNT
GLOBAL SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                     SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Global Portfolio
       (3,830,440.472 shares;
       cost $ 59,223,121) ..................................    $72,234,094

  Accrued transfers from (to) depositor - net ..............         32,463
                                                                -----------
       Total assets ........................................     72,266,557
                                                                -----------

LIABILITIES: ...............................................              0
                                                                -----------

       Total net assets ....................................    $72,266,557
                                                                ===========

EQUITY ACCOUNTS:

  Policyowners' equity:

       Global sub-account
       (4,974,425.092964 units;
       $ 14.527620 unit value) .............................    $72,266,557
                                                                -----------

       Total equity ........................................    $72,266,557
                                                                ===========



STATEMENT OF OPERATIONS
                                                              NINE MONTHS ENDED
INVESTMENT INCOME:                                            SEPTEMBER 30,1996

     Dividend income ........................................    $  354,841
     Capital gain distributions .............................       114,391
                                                                 ----------
                                                                    469,232

EXPENSES:

     Mortality and expense risk charges .....................       368,006
                                                                 ----------

       Net investment income (loss) .........................       101,226
                                                                 ----------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions ..............................       282,560
     Unrealized appreciation (depreciation) .................     9,409,784
                                                                 ----------
       Net gain (loss) on investments .......................     9,692,344
                                                                 ----------

       Net increase (decrease) in net assets
           resulting from operations ........................    $9,793,570
                                                                 ==========

STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                                NINE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                                    SEPTEMBER 30, 1996     DECEMBER 31, 1995
  Net investment income (loss).................................  $     101,226          $  1,187,745
  Net gain (loss) on investments...............................      9,692,344             4,626,003
                                                                 -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations.................................      9,793,570             5,813,748
                                                                 -------------          ------------

EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)..........................     32,319,930            15,012,786
                                                                 -------------          ------------
  Less cost of units redeemed:
     Administrative charges....................................      4,391,586             4,017,781
     Policy loans..............................................        887,801               666,264
     Surrender benefits........................................      1,309,265               721,584
     Death benefits............................................         38,835                44,234
                                                                 -------------          ------------
                                                                     6,627,487             5,449,863
                                                                 -------------          ------------

     Increase (decrease) in equity accounts from
       capital unit transactions...............................     25,692,443             9,562,923
                                                                 -------------          ------------
     Net increase (decrease) in equity accounts................     35,486,013            15,376,671
  Depositors' equity contribution (redemption)..................      (268,153)                    0

EQUITY ACCOUNTS:

  Beginning of period..........................................     37,048,697            21,672,026
                                                                 -------------          ------------
  End of period................................................  $  72,266,557          $ 37,048,697
                                                                 =============          ============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                               9

WRL SERIES LIFE ACCOUNT
GLOBAL SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA  AND RATIOS*
FOR THE PERIOD ENDED

                                              SEPT. 30     DECEMBER 31
                                              --------  -----------------
                                                1996      1995      1994\dagger\
                                              --------  -------   -------
Accumulation unit value, beginning of period  $ 11.95   $  9.80   $ 10.00

   Income from operations:
     Net investment income (loss)........         .03       .45       .71
     Net realized and unrealized
       gain (loss) on investments........        2.55      1.70      (.91)
                                              -------   -------   -------
       Total income (loss) from operations       2.58      2.15      (.20)
                                              -------   -------   -------


Accumulation unit value, end of period...     $ 14.53   $ 11.95   $  9.80
                                              =======   =======   =======


Total return.............................       21.57%    21.96%    (2.02)%

Ratios and supplemental data:
   Net assets at end of period (in thousands) $72,267   $37,049   $21,672
   Ratio of net investment income (loss) to
     average net assets**................         .29%     4.25%     7.39%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.



  ** This ratio is annualized for the period ended September 30, 1996.

  \dagger\ The inception date of this sub-account was March 1, 1994. The total return is not annualized.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              10

WRL SERIES LIFE ACCOUNT
EQUITY-INCOME SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                    SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Equity-Income Portfolio
       (3,657,160.333 shares;
       cost $ 43,154,636) .................................   $ 50,638,542

  Accrued transfers from (to) depositor - net .............        (53,412)
                                                              ------------
       Total assets .......................................     50,585,130
                                                              ------------

LIABILITIES: ..............................................              0
                                                              ------------

       Total net assets ...................................   $ 50,585,130
                                                              ============

EQUITY ACCOUNTS:

  Policyowners' equity:

       Equity-Income sub-account
       (3,414,735.720554 units;
       $ 14.813776 unit value) ............................   $ 50,585,130
                                                              ------------

       Total equity .......................................   $ 50,585,130
                                                              ============


STATEMENT OF OPERATIONS
                                                            NINE MONTHS ENDED
INVESTMENT INCOME:                                          SEPTEMBER 30, 1996

     Dividend income ......................................     $  312,575
     Capital gain distributions ...........................         84,620
                                                                ----------
                                                                   397,195

EXPENSES:

     Mortality and expense risk charges ...................        302,955
                                                                ----------

       Net investment income (loss) .......................         94,240
                                                                ----------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions ............................        228,689
     Unrealized appreciation (depreciation) ...............      3,032,915
                                                                ----------
       Net gain (loss) on investments .....................      3,261,604
                                                                ----------

         Net increase (decrease) in net assets
           resulting from operations ......................     $3,355,844
                                                                ==========

STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                                 NINE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                                     SEPTEMBER 30, 1996     DECEMBER 31, 1995
  Net investment income (loss)..................................  $      94,240          $  1,756,089
  Net gain (loss) on investments................................      3,261,604             4,992,475
                                                                  -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations..................................      3,355,844             6,748,564
                                                                  -------------          ------------

EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)...........................     12,500,597            14,236,727
                                                                  -------------          ------------
  Less cost of units redeemed:
     Administrative charges.....................................      3,263,409             3,380,854
     Policy loans...............................................        716,938               657,750
     Surrender benefits.........................................        853,076               918,863
     Death benefits.............................................         86,163                28,153
                                                                  -------------          ------------
                                                                      4,919,586             4,985,620
                                                                  -------------          ------------

     Increase (decrease) in equity accounts from
       capital unit transactions................................      7,581,011             9,251,107
                                                                  -------------          ------------
     Net increase (decrease) in equity accounts.................     10,936,855            15,999,671


EQUITY ACCOUNTS:

  Beginning of period...........................................     39,648,275            23,648,604
                                                                  -------------          ------------
  End of period.................................................  $  50,585,130          $ 39,648,275
                                                                  =============          ============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              11

WRL SERIES LIFE ACCOUNT
EQUITY-INCOME SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA  AND RATIOS*
FOR THE PERIOD ENDED


                                               SEPT. 30          DECEMBER 31
                                               --------  ---------------------------
                                                1996      1995      1994      1993\dagger\
                                               --------  -------   -------   -------
Accumulation unit value, beginning of period   $ 13.74   $ 11.12   $ 11.28   $ 10.00

   Income from operations:
     Net investment income (loss)........          .03       .68       .18       .19
     Net realized and unrealized
       gain (loss) on investments........         1.04      1.94      (.34)     1.09
                                               -------   -------   -------   -------
       Total income (loss) from operations        1.07      2.62      (.16)     1.28
                                               -------   -------   -------   -------


Accumulation unit value, end of period...      $ 14.81   $ 13.74   $ 11.12   $ 11.28
                                               =======   =======   =======   =======


Total return.............................         7.82%    23.55%    (1.42)%   12.81%

Ratios and supplemental data:
   Net assets at end of period (in thousands)  $50,585   $39,648   $23,649   $13,343
   Ratio of net investment income (loss) to
     average net assets**................          .28%     5.47%     1.93%     1.89%
----------------------------

  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

  ** This ratio is annualized for the period ended September 30, 1996.

  dagger\ The inception date of this sub-account was March 1, 1993. The total return is not annualized.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              12

WRL SERIES LIFE ACCOUNT
AGGRESSIVE GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                    SEPTEMBER 30, 1996

  Aggressive Investments at net asset value:
     WRL Series Fund, Inc.:
       Aggressive Growth Portfolio
       (3,454,037.947 shares;
       cost $ 45,039,041) .................................   $ 48,078,822

  Accrued transfers from (to) depositor - net .............        (46,950)
                                                              ------------
       Total assets .......................................     48,031,872
                                                              ------------

LIABILITIES: ..............................................              0
                                                              ------------

       Total net assets ...................................   $ 48,031,872
                                                              ============

EQUITY ACCOUNTS:

  Policyowners' equity:

       Aggressive Growth sub-account
       (3,364,595.750104 units;
       $14.275674 unit value) .............................   $ 48,031,872
                                                              ------------

       Total equity .......................................   $ 48,031,872
                                                              ============


STATEMENT OF OPERATIONS
                                                            NINE MONTHS ENDED
INVESTMENT INCOME:                                          SEPTEMBER 30, 1996

     Dividend income .......................................    $  614,817
     Capital gain distributions ............................       216,587
                                                                ----------
                                                                   831,404

EXPENSES:

     Mortality and expense risk charges ....................       278,502
                                                                ----------

       Net investment income (loss) ........................       552,902
                                                                ----------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions .............................     1,954,191
     Unrealized appreciation (depreciation) ................        22,556
                                                                ----------
       Net gain (loss) on investments ......................     1,976,747
                                                                ----------

         Net increase (decrease) in net assets
           resulting from operations .......................    $2,529,649
                                                                ==========


STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                                 NINE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                                     SEPTEMBER 30, 1996     DECEMBER 31, 1995
  Net investment income (loss)..................................  $     552,902          $    663,994
  Net gain (loss) on investments................................      1,976,747             4,424,350
                                                                  -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations..................................      2,529,649             5,088,344
                                                                  -------------          ------------

EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)...........................     18,767,881            23,169,917
                                                                  -------------          ------------
  Less cost of units redeemed:
     Administrative charges.....................................      4,483,421             2,568,298
     Policy loans...............................................        609,118               627,821
     Surrender benefits.........................................      1,070,651               712,307
     Death benefits.............................................          6,437                80,922
                                                                  -------------          ------------
                                                                      6,169,627             3,989,348
                                                                  -------------          ------------

     Increase (decrease) in equity accounts from
       capital unit transactions................................     12,598,254            19,180,569
                                                                  -------------          ------------
     Net increase (decrease) in equity accounts.................     15,127,903            24,268,913

  Depositor's equity contribution (redemption)..................              0              (274,290)

EQUITY ACCOUNTS:

  Beginning of period...........................................     32,903,969             8,909,346
                                                                  -------------          ------------
  End of period.................................................  $  48,031,872          $ 32,903,969
                                                                  =============          ============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              13

WRL SERIES LIFE ACCOUNT
AGGRESSIVE GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA  AND RATIOS*
FOR THE PERIOD ENDED


                                               SEPT. 30     DECEMBER 31
                                               --------  -----------------
                                                 1996      1995     1994\dagger\
                                               --------  -------   -------
Accumulation unit value, beginning of period   $ 13.43   $  9.82   $ 10.00

   Income from operations:
     Net investment income (loss)........          .18       .37      (.06)
     Net realized and unrealized
       gain (loss) on investments........          .67      3.24      (.12)
                                               -------   -------   -------
       Total income (loss) from operations         .85      3.61      (.18)
                                               -------   -------   -------


Accumulation unit value, end of period...      $ 14.28   $ 13.43   $  9.82
                                               =======   =======   =======


Total return.............................         6.33%    36.79%    (1.85)%
Ratios and supplemental data:
   Net assets at end of period (in thousands)  $48,032   $32,904   $ 8,909
   Ratio of net investment income (loss) to
     average net assets**................         1.81%     2.93%     (.60)%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

  ** This ratio is annualized for the period ended September 30, 1996

  \dagger\ The inception date of this sub-account was March 1, 1994. The total return is not annualized.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              14

WRL SERIES LIFE ACCOUNT
BALANCED SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                    SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Balanced Portfolio
       (478,127.36 shares;
       cost $ 4,853,852) ..................................   $ 5,273,193

  Accrued transfers from (to) depositor - net .............        (6,158)
                                                              -----------
       Total assets .......................................     5,267,035
                                                              -----------

LIABILITIES: ..............................................             0
                                                              -----------

       Total net assets ...................................   $ 5,267,035
                                                              ===========

EQUITY ACCOUNTS:

  Policyowners' equity:

       Balanced sub-account
       (456,622.641047 units;
       $ 11.534766 unit value) ............................   $ 5,267,035
                                                              -----------

       Total equity .......................................   $ 5,267,035
                                                              ===========



STATEMENT OF OPERATIONS
                                                            NINE MONTHS ENDED
INVESTMENT INCOME:                                          SEPTEMBER 30, 1996

     Dividend income ........................................    $ 31,381
     Capital gain distributions .............................           0
                                                                 --------
                                                                   31,381

EXPENSES:

     Mortality and expense risk charges .....................      31,297
                                                                 --------

       Net investment income (loss) .........................          84
                                                                 --------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions ..............................      67,906
     Unrealized appreciation (depreciation) .................     106,741
                                                                 --------
       Net gain (loss) on investments .......................     174,647
                                                                 --------

         Net increase (decrease) in net assets
           resulting from operations ........................    $174,731
                                                                 ========

STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                                  NINE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                                      SEPTEMBER 30, 1996     DECEMBER 31, 1995
  Net investment income (loss)...................................  $          84          $    102,635
  Net gain (loss) on investments.................................        174,647               401,549
                                                                   -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations...................................        174,731               504,184
                                                                   -------------          ------------

EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)............................      2,043,775             1,545,514
                                                                   -------------          ------------
  Less cost of units redeemed:
     Administrative charges......................................        404,262               327,290
     Policy loans................................................         55,007                29,025
     Surrender benefits..........................................         63,488                27,726
     Death benefits..............................................          3,933                14,881
                                                                   -------------          ------------
                                                                         526,690               398,852
                                                                   -------------          ------------

     Increase (decrease) in equity accounts from
       capital unit transactions.................................      1,517,085             1,146,662
                                                                   -------------          ------------
     Net increase (decrease) in equity accounts..................      1,691,816             1,650,846

  Depositor's equity contribution (redemption)...................       (220,175)                    0

EQUITY ACCOUNTS:

  Beginning of period............................................      3,795,394             2,144,548
                                                                   -------------          ------------
  End of period..................................................  $   5,267,035          $  3,795,394
                                                                   =============          ============

   The notes to the financial statements are an integral part of this report.
-------------------------------------------------------------------------------
                                                                              15

WRL SERIES LIFE ACCOUNT
BALANCED SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                SEPT.30       DECEMBER 31
                                               --------  -----------------------
                                                 1996     1995      1994\dagger\
                                               --------  -------   -------------

Accumulation unit value, beginning of period   $ 11.13   $  9.37   $ 10.00

   Income from operations:
     Net investment income (loss)........          .00       .37       .22
     Net realized and unrealized
       gain (loss) on investments........          .40      1.39      (.85)
                                               -------   -------   -------
       Total income (loss) from operations         .40      1.76      (.63)
                                               -------   -------   -------


Accumulation unit value, end of period...      $ 11.53   $ 11.13   $  9.37
                                               =======   =======   =======


Total return.............................         3.68%    18.73%    (6.29)%

Ratios and supplemental data:
   Net assets at end of period (in thousands)  $ 5,267   $ 3,795   $ 2,145
   Ratio of net investment income (loss) to
     average net assets**................          .00%     3.59%     2.55%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

  ** This ratio is annualized for the period ended September 30, 1996

  \dagger\ The inception date of this sub-account was March 1, 1994. The total return is not annualized.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              16

WRL SERIES LIFE ACCOUNT
EMERGING GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                     SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Emerging Growth Portfolio
       (5,215,027.007 shares;
       cost $ 72,827,461) ..................................   $104,681,427

  Accrued transfers from (to) depositor - net ..............         54,104
                                                               ------------
       Total assets ........................................    104,735,531
                                                               ------------

LIABILITIES: ...............................................              0
                                                               ------------

       Total net assets ....................................   $104,735,531
                                                               ============

EQUITY ACCOUNTS:

  Policyowners' equity:

       Emerging Growth sub-account
       (5,143,416.816593 units;
       $ 20.363026 unit value) .............................   $104,735,531
                                                               ------------

       Total equity ........................................   $104,735,531
                                                               ============



STATEMENT OF OPERATIONS
                                                            NINE MONTHS ENDED
INVESTMENT INCOME:                                          SEPTEMBER 30, 1996

     Dividend income ....................................      $      3,998
     Capital gain distributions .........................           178,386
                                                               ------------
                                                                    182,384

EXPENSES:

     Mortality and expense risk charges .................           564,594
                                                               ------------

       Net investment income (loss) .....................          (382,210)
                                                               ------------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions ..........................           858,061
     Unrealized appreciation (depreciation) .............        17,300,721
                                                               ------------
       Net gain (loss) on investments ...................        18,158,782
                                                               ------------

         Net increase (decrease) in net assets
           resulting from operations ....................      $ 17,776,572
                                                               ============

STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                               NINE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                                   SEPTEMBER 30, 1996     DECEMBER 31, 1995
  Net investment income (loss)................................  $    (382,210)         $  2,356,904
  Net gain (loss) on investments..............................     18,158,782            16,180,870
                                                                -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations................................     17,776,572            18,537,774
                                                                -------------          ------------

EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed).........................     28,842,554            21,556,186
                                                                -------------          ------------
  Less cost of units redeemed:
     Administrative charges...................................      6,379,364             5,846,452
     Policy loans.............................................      1,447,069             1,387,434
     Surrender benefits.......................................      1,930,578             1,602,690
     Death benefits...........................................         31,537                38,971
                                                                -------------          ------------
                                                                    9,788,548             8,875,547
                                                                -------------          ------------

     Increase (decrease) in equity accounts from
       capital unit transactions..............................     19,054,006            12,680,639
                                                                -------------          ------------
     Net increase (decrease) in equity accounts...............     36,830,578            31,218,413

EQUITY ACCOUNTS:

  Beginning of period.........................................     67,904,953            36,686,540
                                                                -------------          ------------
  End of period...............................................  $ 104,735,531          $ 67,904,953
                                                                =============          ============

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              17

WRL SERIES LIFE ACCOUNT
EMERGING GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                               SEPT. 30             DECEMBER 31
                                               --------   ---------------------------------
                                                1996       1995      1994      1993\dagger\
                                               --------   -------   -------   -------------
Accumulation unit value, beginning of period   $ 16.56    $ 11.38   $ 12.40   $ 10.00

   Income from operations:
     Net investment income (loss)........         (.08)       .65      (.09)     (.09)
     Net realized and unrealized
       gain (loss) on investments........         3.88       4.53      (.93)     2.49
                                               -------    -------   -------   -------
       Total income (loss) from operations        3.80       5.18     (1.02)     2.40
                                               -------    -------   -------   ------


Accumulation unit value, end of period...      $ 20.36    $ 16.56   $ 11.38   $ 12.40
                                               =======    =======   =======   =======


Total return.............................        22.98%     45.49%    (8.18)%   23.96%

Ratios and supplemental data:
   Net assets at end of period (in thousands)  $104,736   $67,905   $36,687   $18,620
   Ratio of net investment income (loss) to
     average net assets**................          (.62)%    4.66%     (.86)%    (.77)%

------------------

  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

  ** This ratio is annualized for the period ended September 30, 1996

  \dagger\ The inception date of this sub-account was March 1, 1993. The total return is not annualized.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              18

WRL SERIES LIFE ACCOUNT
UTILITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                      SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Utility Portfolio
       (398,719.984 shares;
       cost $ 4,334,954) ....................................    $4,481,093

  Accrued transfers from (to) depositor - net ...............           315
                                                                 ----------

       Total assets .........................................     4,481,408
                                                                 ----------

LIABILITIES: ................................................             0
                                                                 ----------

       Total net assets .....................................    $4,481,408
                                                                 ==========

EQUITY ACCOUNTS:

  Policyowners' equity:

       Utility sub-account
       (376,602.892904 units;
       $ 11.899559 unit value) ..............................    $4,481,408
                                                                 ----------

       Total equity .........................................    $4,481,408
                                                                 ==========



STATEMENT OF OPERATIONS
                                                             NINE MONTHS ENDED
INVESTMENT INCOME:                                           SEPTEMBER 30, 1996

     Dividend income ......................................      $  24,453
     Capital gain distributions ...........................          1,948
                                                                 ---------
                                                                    26,401

EXPENSES:

     Mortality and expense risk charges ...................         24,289
                                                                 ---------

       Net investment income (loss) .......................          2,112
                                                                 ---------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions ............................        108,198
     Unrealized appreciation (depreciation) ...............        (98,824)
                                                                 ---------
       Net gain (loss) on investments .....................          9,374
                                                                 ---------

         Net increase (decrease) in net assets
           resulting from operations ......................      $  11,486
                                                                 =========


STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                              NINE MONTHS ENDED        YEAR ENDED
OPERATIONS:                                                  SEPTEMBER 30, 1996     DECEMBER 31, 1995
  Net investment income (loss)...............................  $       2,112          $     88,634
  Net gain (loss) on investments.............................          9,374               336,528
                                                               -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations...............................         11,486               425,162
                                                               -------------          ------------

EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)........................      2,489,074             1,368,262
                                                               -------------          ------------
  Less cost of units redeemed:
     Administrative charges..................................        303,641               221,419
     Policy loans............................................         43,852                26,862
     Surrender benefits......................................         67,364               126,576
     Death benefits..........................................          2,733                 2,896
                                                               -------------          ------------
                                                                     417,590               377,753
                                                               -------------          ------------

     Increase (decrease) in equity accounts from
       capital unit transactions.............................      2,071,484               990,509
                                                               -------------          ------------
     Net increase (decrease) in equity accounts..............      2,082,970             1,415,671
     Depositors' equity contribution (redemption)............       (232,644)                    0

EQUITY ACCOUNTS:

  Beginning of period........................................      2,631,082             1,215,411
                                                               -------------          ------------
  End of period..............................................  $   4,481,408          $  2,631,082
                                                               =============          ============


   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              19

WRL SERIES LIFE ACCOUNT
UTILITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA  AND RATIOS*
FOR THE PERIOD ENDED



                                               SEPT. 30     DECEMBER 31
                                               --------  -----------------
                                                1996      1995      1994\dagger
                                               --------  -------   -------
Accumulation unit value, beginning of period   $ 11.77   $  9.49   $ 10.00

   Income from operations:
     Net investment income (loss)........          .01       .49       .29
     Net realized and unrealized
       gain (loss) on investments........          .12      1.79      (.80)
                                               -------   -------   -------
       Total income (loss) from operations         .13      2.28      (.51)
                                               -------   -------   -------


Accumulation unit value, end of period...      $ 11.90   $ 11.77   $  9.49
                                               =======   =======   =======


Total return.............................         1.06%    24.14%    (5.15)%

Ratios and supplemental data:
   Net assets at end of period (in thousands)   $4,481    $2,631   $ 1,215
   Ratio of net investment income (loss) to
     average net assets..................          .08%     4.57%     3.09%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

  ** This ratio is annualized for the period ended September 30, 1996

  \dagger\ The inception date of this sub-account was March 1, 1994. The total return is not annualized.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              20

WRL SERIES LIFE ACCOUNT
TACTICAL  ASSET ALLOCATION SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                     SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Tactical Asset Allocation Portfolio
       (1,217,272.416 shares;
       cost $ 13,823,979) .................................    $ 14,885,662

  Accrued transfers from (to) depositor - net .............         (21,556)

       Total assets .......................................      14,864,106
                                                               ------------

LIABILITIES: ..............................................               0
                                                               ------------

       Total net assets ...................................    $ 14,864,106
                                                               ============

EQUITY ACCOUNTS:

  Policyowners' equity:

       Tactical Asset Allocation sub-account
       (1,173,005.980111 units;
       $ 12.671808 unit value) ............................    $ 14,864,106
                                                               ------------

       Total equity .......................................    $ 14,864,106
                                                               ============



STATEMENT OF OPERATIONS
                                                              NINE MONTHS ENDED
INVESTMENT INCOME:                                            SEPTEMBER 30, 1996

     Dividend income .......................................      $ 99,486
     Capital gain distributions ............................             0
                                                                  --------
                                                                    99,486

EXPENSES:

     Mortality and expense risk charges ....................        86,544
                                                                  --------

       Net investment income (loss) ........................        12,942
                                                                  --------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions .............................       296,655
     Unrealized appreciation (depreciation) ................       445,964
                                                                  --------
       Net gain (loss) on investments ......................       742,619
                                                                  --------

         Net increase (decrease) in net assets
           resulting from operations .......................      $755,561
                                                                  ========


STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                              NINE MONTHS ENDED       PERIOD ENDED
OPERATIONS:                                                  SEPTEMBER 30, 1996    DECEMBER 31, 1995*
  Net investment income (loss)...............................  $      12,942          $    314,171
  Net gain (loss) on investments.............................        742,619               733,874
                                                               -------------          ------------
  Net increase (decrease) in equity accounts
     resulting from operations...............................        755,561             1,048,045
                                                               -------------          ------------

EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)........................      6,456,969             9,081,189
                                                               -------------          ------------
  Less cost of units redeemed:
  Administrative charges.....................................        767,103               434,848
  Policy loans...............................................        253,319               145,685
  Surrender benefits.........................................        773,024                70,630
  Death benefits.............................................            835                22,440
                                                               -------------          ------------
                                                                   1,794,281               673,603
                                                               -------------          ------------

  Increase (decrease) in equity accounts from
     capital unit transactions...............................      4,662,688             8,407,586
                                                               -------------          ------------
  Net increase (decrease) in equity accounts.................      5,418,249             9,455,631
  Depositor's equity contribution (redemption)...............              0                (9,774)

EQUITY ACCOUNTS:

  Beginning of period........................................      9,445,857                     0
                                                               -------------          ------------
  End of period..............................................  $  14,864,106          $  9,445,857
                                                               =============          ============

  *  The inception date of this sub-account was January 3, 1995.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              21

WRL SERIES LIFE ACCOUNT
TACTICAL  ASSET ALLOCATION SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED

                                                SEPT. 30    DECEMBER 31
                                                  1996           1995\dagger\

Accumulation unit value, beginning of period    $ 11.90       $ 10.00

   Income from operations:
     Net investment income (loss)........           .01           .61
     Net realized and unrealized
       gain (loss) on investments........           .76           1.29
                                                -------        -------
       Total income (loss) from operations          .77           1.90
                                                -------        -------


Accumulation unit value, end of period...       $ 12.67        $ 11.90
                                                =======        =======


Total return.............................          6.46%         19.03%

Ratios and supplemental data:
   Net assets at end of period (in thousands)   $14,864         $ 9,446
   Ratio of net investment income (loss) to
     average net assets**................           .14%           5.47%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

  ** This ratio is annualized for the period ended September 30, 1996.

  \dagger\ The inception date of this sub-account was January 3, 1995. The total return is not annualized.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              22

WRL SERIES LIFE ACCOUNT
C.A.S.E. GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                      SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       C.A.S.E. Growth Portfolio
       (211,216.975 shares;
       cost $ 2,608,808) ...................................    $ 2,715,157

  Accrued transfers from (to) depositor - net ..............        (56,062)
                                                                -----------
       Total assets ........................................      2,659,095
                                                                -----------

LIABILITIES: ...............................................              0
                                                                -----------

       Total net assets ....................................    $ 2,659,095
                                                                ===========

EQUITY ACCOUNTS:
  Policyowners' equity:
       C.A.S.E. Growth sub-account
       (258,931.483192 units;
       $ 10.171290 unit value) .............................    $ 2,633,667

  Depositor's equity:
       C.A.S.E. Growth sub-account
       (2,500.000000 units;
       $ 10.171290 unit value ..............................         25,428
                                                                -----------

       Total equity ........................................    $ 2,659,095
                                                                ===========



STATEMENT OF OPERATIONS
                                                               PERIOD  ENDED
INVESTMENT INCOME:                                           SEPTEMBER 30, 1996*

     Dividend income .......................................     $     739
     Capital gain distributions ............................             0
                                                                 ---------
                                                                       739

EXPENSES:

     Mortality and expense risk charges ....................         4,077
                                                                 ---------

       Net investment income (loss) ........................        (3,338)
                                                                 ---------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions .............................        (2,194)
     Unrealized appreciation (depreciation) ................       106,349
                                                                 ---------
       Net gain (loss) on investments ......................       104,155
                                                                 ---------

         Net increase (decrease) in net assets
           resulting from operations .......................     $ 100,817
                                                                 =========


STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                                PERIOD ENDED
OPERATIONS:                                                  SEPTEMBER 30, 1996*

  Net investment income (loss) .............................    $    (3,338)
  Net gain (loss) on investments ...........................        104,155
                                                                -----------
  Net increase (decrease) in equity accounts
     resulting from operations .............................        100,817
                                                                -----------

EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................      2,590,910
                                                                -----------
  Less cost of units redeemed:
     Administrative charges ................................         47,280
     Policy loans ..........................................              0
     Surrender benefits ....................................         10,352
     Death benefits ........................................              0
                                                                -----------
                                                                     57,632

     Increase (decrease) in equity accounts from
       capital unit transactions ...........................      2,533,278
                                                                -----------
     Net increase (decrease) in equity accounts ............      2,634,095
  Depositor's equity contribution (redemption) .............         25,000

EQUITY ACCOUNTS:

  Beginning of period ......................................              0
                                                                -----------
  End of period ............................................    $ 2,659,095
                                                                ===========
  *  The inception date of this sub-account was May 1, 1996.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              23

WRL SERIES LIFE ACCOUNT
C.A.S.E. GROWTH SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA  AND RATIOS*
FOR THE PERIOD ENDED

                                           SEPTEMBER 30
                                               1996\dagger\

Accumulation unit value, beginning of period     $ 10.00

   Income from operations:
     Net investment income (loss)........           (.05)
     Net realized and unrealized
       gain (loss) on investments........            .22
                                                 -------
       Total income (loss) from operations           .17
                                                 -------


Accumulation unit value, end of period...        $ 10.17
                                                 =======

Total return.............................           1.71%

Ratios and supplemental data:
   Net assets at end of period (in thousands)    $ 2,659
   Ratio of net investment income (loss)
     to average net assets**.............          (1.67)%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

  ** This ratio is annualized for the period ended September 30, 1996.

  \dagger\ The inception date of this sub-account was May 1, 1996. The total return is not annualized.

The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              24

WRL SERIES LIFE ACCOUNT
VALUE EQUITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS

ASSETS:                                                      SEPTEMBER 30, 1996

  Investments at net asset value:
     WRL Series Fund, Inc.:
       Value Equity Portfolio
       (503,729.939 shares;
       cost $ 5,170,272) ................................        $5,351,399

  Accrued transfers from (to) depositor - net ...........            31,656
                                                                 ----------
       Total assets .....................................         5,383,055
                                                                 ----------

LIABILITIES: ............................................                 0
                                                                 ----------

       Total net assets .................................        $5,383,055
                                                                 ==========

EQUITY ACCOUNTS:

  Policyowners' equity:

       Value Equity sub-account
       (488,616.296490 units;
       $ 10.583725 unit value) ..........................        $5,171,381

  Depositor's equity:

       Value Equity sub-account
       (20,000.000000 units;
       $ 10.583725 unit value ...........................           211,674
                                                                 ----------

       Total equity .....................................        $5,383,055
                                                                 ==========



STATEMENT OF OPERATIONS
                                                                PERIOD ENDED
INVESTMENT INCOME:                                           SEPTEMBER 30, 1996*

     Dividend income ......................................      $       0
     Capital gain distributions ...........................              0
                                                                 ---------
                                                                         0

EXPENSES:

     Mortality and expense risk charges ...................          5,878
                                                                 ---------

       Net investment income (loss) .......................         (5,878)
                                                                 ---------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) from
       securities transactions ............................          3,604
     Unrealized appreciation (depreciation) ...............        181,127
                                                                 ---------
       Net gain (loss) on investments .....................        184,731
                                                                 ---------
         Net increase (decrease) in net assets
           resulting from operations ......................      $ 178,853
                                                                 =========


STATEMENT OF CHANGES IN EQUITY ACCOUNTS
                                                                PERIOD ENDED
OPERATIONS:                                                  SEPTEMBER 30, 1996*

  Net investment income (loss) ............................     $    (5,878)
  Net gain (loss) on investments ..........................         184,731
                                                                -----------
  Net increase (decrease) in equity accounts
     resulting from operations ............................         178,853
                                                                -----------

EQUITY TRANSACTIONS:

  Proceeds from units sold (repurchased):
     Net payments (redemptions) ...........................       5,063,012
                                                                -----------
  Less cost of units redeemed:
     Cost of insurance and administrative charges .........          38,783
     Policy loans .........................................               0
     Surrender benefits ...................................          20,027
     Death benefits .......................................               0
                                                                -----------
                                                                     58,810

     Increase (decrease) in equity accounts from
       capital unit transactions ..........................       5,004,202
                                                                -----------
     Net increase (decrease) in equity accounts ...........       5,183,055
  Depositor's equity contribution (redemption) ............         200,000

EQUITY ACCOUNTS:

  Beginning of period .....................................               0
                                                                -----------
  End of period ...........................................     $ 5,383,055
                                                                ===========
  *  The inception date of this sub-account was May 1, 1996

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              25

WRL SERIES LIFE ACCOUNT
VALUE EQUITY SUB-ACCOUNT
(UNAUDITED)
--------------------------------------------------------------------------------


SELECTED PER UNIT DATA  AND RATIOS*
FOR THE PERIOD ENDED

                                             SEPTEMBER 30
                                                 1996\dagger\
                                             ------------

Accumulation unit value, beginning of period   $ 10.00

   Income from operations:
     Net investment income (loss)........         (.15)
     Net realized and unrealized
       gain (loss) on investments........          .73
                                               -------
       Total income (loss) from operations         .58
                                               -------


Accumulation unit value, end of period...      $ 10.58
                                               =======


Total return.............................         5.84%

Ratios and supplemental data:
   Net assets at end of period (in thousa      $ 5,383
   Ratio of net investment income to
     average net assets**................        (3.64)%


  * The above table illustrates the change for a unit outstanding computed using average units outstanding through each period.

  ** This ratio is annualized for the period ended September 30, 1996.

  \dagger\ The inception date of this sub-account was May 1, 1996. The total return is not annualized.

   The notes to the financial statements are an integral part of this report.
--------------------------------------------------------------------------------
                                                                              26

WRL SERIES LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996


NOTE 1 - ORGANIZATION AND SUMMARY OF
           SIGNIFICANT ACCOUNTING POLICIES

    The WRL Series Life Account (the "Life Account") was established as a variable life insurance separate account of the Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains thirteen investment options referred to as sub-accounts. Each sub-account invests in the corresponding portfolio of the WRL Series Fund, Inc. (the "Fund"), a registered management investment company under the Investment Company Act of 1940, as amended. These portfolios and their respective investment management organizations are as follows:

PORTFOLIO                    INVESTMENT MANAGER
---------                    ------------------
Money Market                 J.P. Morgan Investment
                                   Management Inc.
Bond                         Janus Capital Corporation
                                   (JCC)
Growth                       JCC
Short-to-Intermediate        AEGON USA Investment
     Government                   Management, Inc.
                                   ("AEGON Management")
Global                       JCC
Equity-Income                Luther King Asset
                                   Management Inc.
Emerging Growth              Van Kampen/American
                                   Capital Asset
                                   Management,Inc.
Aggressive Growth            Fred Alger Management,Inc.
Balanced                     AEGON Management
Utility                      Federated Investment
                                   Counseling
Tactical Asset               Dean Investment Associates
      Allocation
C.A.S.E. Growth              C.A.S.E. Management, Inc.
Value Equity                 NWQ Investment
                                   Management Company, Inc.

    WRL and AEGON Management are indirectly wholly-owned subsidiaries of AEGON USA, Inc., which is an indirect wholly-owned subsidiary of AEGON nv, a Netherlands Corporation.

    On May 1, 1996, WRL made an initial contribution to the Life Account C.A.S.E. Growth and Value Equity sub-accounts, which in turn invested in the respective portfolios. The amount of the contribution and the units received are as follows:

SUB-ACCOUNT                   CONTRIBUTION          UNITS
-----------                   ------------     -------------
C.A.S.E. Growth                 $ 25,000        2,500.000000
Value Equity                     200,000       20,000.000000

    The Life Account holds assets to support the benefits under flexible premium variable universal life insurance policies (the "Policies") issued by WRL, which issued the first of such Policies on October 3, 1986. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

    The preparation of the financial statements in accordance wth generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The following significant accounting policies, which are in conformity with generally accepted accounting principles for unit investment trusts, have been consistently used in preparation of the Trust's financial statements.

A.   VALUATION OF INVESTMENTS
     The investments in the Fund's shares are stated at the closing net asset value ("NAV") per share as determined by the Fund on September 30, 1996. Investment transactions are accounted for on the trade date, using the Fund NAV per share next determined after receipt of sale or redemption order without sales charges. Dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in first-out basis.

B.   FEDERAL INCOME TAXES
     The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.

NOTE 2 - CHARGES AND DEDUCTIONS

    Charges are assessed by WRL in connection with issuance and administration of the Policies.

A.   POLICY CHARGES
     Under some forms of the Policies, sales and other administrative charges are deducted by WRL prior to allocation of policyowner payments to the sub-accounts.

--------------------------------------------------------------------------------
                                                                              27

NOTES TO FINANCIAL STATEMENTS
WRL SERIES LIFE ACCOUNT
(UNAUDITED)
-------------------------------------------------------------------------------


     Thereafter, monthly administrative charges are deducted from the sub-accounts, some of which continue only during the first policy year. Contingent surrender charges may also apply.

     Under the other forms of the Policies, such "front-end" and other administrative charges are not deducted prior to allocation of the initial premium payment but may reside as contingent surrender charges.

     Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B.   LIFE ACCOUNT CHARGES

     A daily charge equal to an annual rate of 0.90% of average daily net assets of the Life Account is assessed to compensate WRL for assumption of mortality and expense risks in connection with issuance and administration of the Policies. This charge (not assessed at the individual policy level) effectively reduces the value of a unit outstanding during the year.

NOTE 3 - DIVIDENDS AND DISTRIBUTIONS

     Dividends of the Fund's Money Market Portfolio are declared daily and reinvested monthly. Dividends of the remaining portfolios are declared and reinvested semi-annually, while capital gain distributions are declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Life Account the next business day after declaration.


NOTE 4 - OTHER MATTERS

    As of September 30, 1996 the equity accounts include net unrealized appreciation (depreciation) on investments of:

   SUB-ACCOUNT
   -----------
   Money Market..............................     $       n/a
   Bond......................................        (311,755)
   Growth....................................     100,582,396
   Short-to-Intermediate Government..........          12,874
   Global....................................      13,010,973
   Equity-Income.............................       7,483,906
   Emerging Growth...........................      31,853,966
   Aggressive Growth.........................       3,039,781
   Balanced..................................         419,341
   Utility...................................         146,139
   Tactical Asset Allocation.................       1,061,683
   C.A.S.E. Growth...........................         106,349
   Value Equity..............................         181,127

--------------------------------------------------------------------------------
                                                                              28

                      WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                            BALANCE SHEET - STATUTORY BASIS
                               AS OF SEPTEMBER 30, 1996
                              (IN THOUSANDS) (UNAUDITED)



             ASSETS
             ------

    Bonds                                                       $  397,320
    Common stocks and mutual funds                                     610
    Mortgage loans on real estate                                    6,079
    Real estate                                                      7,289
    Policy loans                                                    47,942
    Cash and short-term investments                                 (8,163)
    Separate account assets                                      3,295,321
    Other assets                                                    17,235
                                                                ----------
    Total assets                                                $3,763,633
                                                                ==========


    LIABILITIES AND CAPITAL AND SURPLUS
    -----------------------------------
    Policy reserves                                             $  299,797
    Other policy liabilities                                        30,655
    Amounts due or accrued                                          14,118
    Separate account liabilities                                 3,290,269
    Borrowed money                                                  25,900
    Asset valuation reserve                                          6,033
                                                                 ---------
    Total liabilities                                            3,666,772

    Total capital and surplus                                       96,861
                                                                 ---------
    Total liabilities, capital, and surplus                     $3,763,633
                                                                ==========

    See note to financial statements

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    STATEMENT OF OPERATIONS - STATUTORY BASIS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                           (IN THOUSANDS) (UNAUDITED)



    Premium income                                           $750,143
    Net investment income                                      27,905
    Net realized capital gains (losses)                            89
    Other income                                               10,172
    Benefit payments incurred                                (241,024)
    Decrease in policy
      and contract reserves                                    94,965
    Net transfers to separate accounts                       (491,331)
    Operating costs                                          (143,580)
                                                             --------
    Income before income taxes                                  7,339
    Federal income taxes                                       (6,002)
                                                             --------
    Net income (loss)                                        $  1,337
                                                             ========


    See note to financial statements



                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
           STATEMENT OF CHANGES IN CAPITAL AND SURPLUS-STATUTORY BASIS
                           (IN THOUSANDS) (UNAUDITED)


                                                      ADDITIONAL                     TOTAL
                                          COMMON      PAID-IN        UNASSIGNED      CAPITAL AND
                                          STOCK       CAPITAL         SURPLUS        SURPLUS
                                         -------      ----------     ----------      -----------
Balance at December 31, 1995             $1,500       $68,015         $28,424         $97,939
Net income                                                              1,337           1,337
Change in reserve valuation basis           -            -             (2,246)         (2,246)
Change in Unrealized gains (losses)         -            -                147             147
Change in non-admitted assets               -            -                 96              96
Change in asset valuation reserves          -            -               (444)           (444)
Change in separate accounts surplus         -            -                 32              32
                                         ------       -------         -------         -------
Balance at September 30, 1996            $1,500       $68,015         $27,346         $96,861
                                         ======       =======         =======         =======

See note to financial statements

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    STATEMENT OF CASH FLOWS - STATUTORY BASIS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                           (IN THOUSANDS) (UNAUDITED)



              Operations:
         Cash from insurance operations                        $(126,122)
         Investment income received                               28,529
         Federal income taxes                                     (5,624)
                                                               ---------
         Cash provided (used) by operations                     (103,217)
                                                               ---------
              Investment activities:
         Proceeds from sale or maturity of
           long-term invested assets                              92,739
         Cost of long-term investments acquired                  (32,327)
         Other, net                                               10,243
                                                               ---------
         Cash provided (used) by
           investment activities                                  70,655
                                                                ---------
              Financing activities:
         Increase (decrease) in borrowed money                    25,900
                                                                ---------
         Cash provided by (used in)
           financing activities                                   25,900
                                                                ---------
         Net increase (decrease) in cash
           and short-term investments                             (6,662)

         Cash and short-term investments:
           Beginning of year                                      (1,501
                                                               ---------
           End of period                                       $  (8,163)
                                                               =========

See note to financial statements

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                 NOTE TO FINANCIAL STATEMENTS - STATUTORY BASIS
                      AS OF SEPTEMBER 30, 1996 (UNAUDITED)


1.  BASIS OF PRESENTATION


The accompanying unaudited statutory basis financial statements have been prepared in accordance with statutory accounting principles for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine-month period ended September 30, 1996 are not necessarily indicative of the results that may be expected for the year ending December 31, 1996. For further information, refer to the accompanying statutory basis financial statements and notes thereto for the year ended December 31, 1995.

WRL SERIES LIFE ACCOUNT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Western Reserve Life Assurance Co. of Ohio and Policyholders of the WRL Series Life Account

     In our opinion, the accompanying statements of assets, liabilities and equity accounts and the related statements of operations and of changes in equity accounts and the selected per unit data and ratios present fairly, in all material respects, the financial position of the Money Market, Bond, Growth, Short-to-Intermediate Government, Global, Equity-Income, Emerging Growth, Aggressive Growth, Balanced, Utility and Tactical Asset Allocation Sub-Accounts of the WRL Series Life Account (a separate account of Western Reserve Life Assurance Co. of Ohio, hereafter referred to as the "Life Account") at December 31, 1995, the results of each of their operations, the changes in each of their equity accounts and the selected per unit data and ratios for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data and ratios (hereafter referred to as "financial statements") are the responsibility of the Life Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Kansas City, Missouri
January 31, 1996

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
MONEY MARKET SUB-ACCOUNT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS


ASSETS:                                      DECEMBER 31, 1995
  Investments, at net asset value:

    WRL Series Fund, Inc.:
      Money Market Portfolio
      (10,819,939.810 shares;
      cost $ 10,819,940).....................   $   10,819,940

  Accrued transfers from (to)
    depositor - net..........................          (61,316)
                                             -----------------
      Total assets...........................       10,758,624
                                             -----------------
LIABILITIES:.................................                0
                                             -----------------
      Total net assets.......................   $   10,758,624
                                             =================
EQUITY ACCOUNTS:

  Policy Owners' equity:
      Money Market sub-account
      (725,394.862557 units;
      $ 14.831403 unit value)................   $   10,758,624
                                             -----------------
      Total equity...........................   $   10,758,624
                                             =================

STATEMENT OF OPERATIONS


                                                YEAR ENDED
INVESTMENT INCOME:                           DECEMBER 31, 1995
    Dividend income..........................   $     478,782
    Capital gain distributions...............               0
                                             -----------------
                                                      478,782
EXPENSES:
    Mortality and expense risk charges.......          81,372
                                             -----------------
      Net investment income (loss)...........         397,410
                                             -----------------
Net realized and unrealized gain (loss) on investments:

    Net realized gain (loss) from securities
      transactions...........................               0
    Change in unrealized appreciation
      (depreciation).........................               0
                                             -----------------
      Net gain (loss) on investments.........               0
                                             -----------------
        Net increase (decrease) in equity
          accounts resulting from
          operations.........................   $     397,410
                                             =================

STATEMENT OF CHANGES IN EQUITY ACCOUNTS


                                                                                            YEAR ENDED             YEAR ENDED
                                                                                         DECEMBER 31, 1995      DECEMBER 31, 1994
OPERATIONS:

  Net investment income (loss)...........................................................   $    397,410           $   185,968
  Net gain (loss) on investments.........................................................              0                     0
                                                                                         ----------------       -----------------
  Net increase (decrease) in equity accounts
    resulting from operations............................................................        397,410               185,968
                                                                                         ----------------       -----------------
EQUITY TRANSACTIONS:

  Proceeds from units sold (redeemed)....................................................      3,139,280             6,263,945
                                                                                         ----------------       -----------------
  Less cost of units redeemed:
    Administrative charges...............................................................      1,356,484             1,261,165
    Policy loans.........................................................................        219,767                57,873
    Surrender benefits...................................................................        899,893               409,880
    Death benefits.......................................................................          7,670                   562
                                                                                         ----------------       -----------------
                                                                                               2,483,814             1,729,480
                                                                                         ----------------       -----------------
    Increase (decrease) in equity accounts from
      capital unit transactions..........................................................        655,466             4,534,465
                                                                                         ----------------       -----------------
    Net increase (decrease) in equity accounts...........................................      1,052,876             4,720,433

EQUITY ACCOUNTS:
  Beginning of period....................................................................      9,705,748             4,985,315
                                                                                         ----------------       -----------------
  End of period..........................................................................   $ 10,758,624           $ 9,705,748
                                                                                         ================       =================

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
MONEY MARKET SUB-ACCOUNT
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                                      DECEMBER 31
                                                        ------------------------------------------------------------------------
                                                          1995            1994            1993            1992            1991
                                                        --------         -------         -------         -------         -------
Accumulation unit value, beginning of period....        $  14.19         $ 13.84         $ 13.63         $ 13.33         $ 12.78
  Income from operations:
    Net investment income (loss)................             .64             .35             .21             .30             .55
    Net realized and unrealized
      gain (loss) on investments................             .00             .00             .00             .00             .00
                                                        --------         -------         -------         -------         -------
      Total income (loss) from operations.......             .64             .35             .21             .30             .55
                                                        --------         -------         -------         -------         -------
Accumulation unit value, end of period..........        $  14.83         $ 14.19         $ 13.84         $ 13.63         $ 13.33
                                                        ========         ========        ========        ========        ========
Total return....................................            4.49%           2.58%           1.52%           2.24%           4.34%
Ratios and supplemental data:
  Net assets at end of period (in thousands)....        $ 10,759         $ 9,706         $ 4,985         $ 4,619         $ 4,042
  Ratio of net investment income (loss)
    to average net assets.......................            4.37%           2.66%           1.51%           2.12%           4.28%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
BOND SUB-ACCOUNT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS


ASSETS:                                      DECEMBER 31, 1995
  Investments, at net asset value:

    WRL Series Fund, Inc.:
      Bond Portfolio
      (886,633.291 shares;
      cost $ 9,906,273)......................   $  10,059,038

  Accrued transfers from (to)
    depositor - net..........................           7,094
                                             -----------------
      Total assets...........................      10,066,132
                                             -----------------
LIABILITIES:.................................               0
                                             -----------------
      Total net assets.......................   $  10,066,132
                                             =================
EQUITY ACCOUNTS:
  Policy Owners' equity:
      Bond sub-account
      (511,648.226174 units;
      $ 19.673931 unit value)................   $  10,066,132
                                             -----------------
      Total equity...........................   $  10,066,132
                                             =================

STATEMENT OF OPERATIONS


                                                YEAR ENDED
INVESTMENT INCOME:                           DECEMBER 31, 1995
    Dividend income..........................    $   531,010
    Capital gain distributions...............              0
                                             -----------------
                                                     531,010

EXPENSES:
    Mortality and expense risk charges.......         71,033
                                             -----------------
      Net investment income (loss)...........        459,977
                                             -----------------
Net realized and unrealized gain (loss) on investments:

    Net realized gain (loss) from securities
      transactions...........................       (127,916)
    Change in unrealized appreciation
      (depreciation).........................      1,208,073
                                             -----------------
      Net gain (loss) on investments.........      1,080,157
                                             -----------------
        Net increase (decrease) in equity
          accounts resulting from
          operations.........................    $ 1,540,134
                                             =================

STATEMENT OF CHANGES IN EQUITY ACCOUNTS


                                                                                           YEAR ENDED              YEAR ENDED
                                                                                        DECEMBER 31, 1995       DECEMBER 31, 1994

OPERATIONS:
  Net investment income (loss)..........................................................   $     459,977           $   346,531
  Net gain (loss) on investments........................................................       1,080,157              (901,953)
                                                                                        -----------------       -----------------
  Net increase (decrease) in equity accounts
    resulting from operations...........................................................       1,540,134              (555,422)
                                                                                        -----------------       -----------------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)...................................................       3,749,029               678,317
                                                                                        -----------------       -----------------
  Less cost of units redeemed:
    Administrative charges..............................................................         916,494               595,277
    Policy loans........................................................................         197,829                57,084
    Surrender benefits..................................................................         357,384               194,018
    Death benefits......................................................................          10,202                 2,326
                                                                                        -----------------       -----------------
                                                                                               1,481,909               848,705
                                                                                        -----------------       -----------------
    Increase (decrease) in equity accounts from
      capital unit transactions.........................................................       2,267,120              (170,388)
                                                                                        -----------------       -----------------
    Net increase (decrease) in equity accounts..........................................       3,807,254              (725,810

EQUITY ACCOUNTS:

  Beginning of period...................................................................       6,258,878             6,984,688
                                                                                        -----------------       -----------------
  End of period.........................................................................   $  10,066,132           $ 6,258,878
                                                                                        =================       =================

   The notes to the financial statements are an integral part of this report

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
BOND SUB-ACCOUNT
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                                      DECEMBER 31
                                                        ------------------------------------------------------------------------
                                                          1995            1994            1993            1992            1991
                                                        --------         -------         -------         -------         -------
Accumulation unit value, beginning of period....        $  16.14         $ 17.50         $ 15.57         $ 14.68         $ 12.48
  Income from operations:
    Net investment income (loss)................            1.05             .89            2.11            1.00             .48
    Net realized and unrealized
      gain (loss) on investments................            2.48           (2.25)           (.18)           (.11)           1.72
                                                        --------         -------         -------         -------         -------
      Total income (loss) from operations.......            3.53           (1.36)           1.93             .89            2.20
                                                        --------         -------         -------         -------         -------
Accumulation unit value, end of period..........        $  19.67         $ 16.14         $ 17.50         $ 15.57         $ 14.68
                                                        =========        ========        ========        ========        ========
Total return....................................           21.89%          (7.77)%         12.40%           6.08%          17.63%
Ratios and supplemental data:
  Net assets at end of period (in thousands)....        $ 10,066         $ 6,259         $ 6,985         $ 4,558         $ 3,055
  Ratio of net investment income (loss)
    to average net assets.......................            5.80%           5.57%          12.92%           6.69%           3.59%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
GROWTH SUB-ACCOUNT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS


ASSETS:                                    DECEMBER 31, 1995
  Investments, at net asset value:

    WRL Series Fund, Inc.:
      Growth Portfolio
      (8,285,195.096 shares;
      cost $ 202,613,364)..................   $ 262,315,405

  Accrued transfers from (to)
    depositor - net........................         151,700
                                           -----------------
      Total assets.........................     262,467,105
                                           -----------------
LIABILITIES:...............................               0
                                           -----------------
      Total net assets.....................   $ 262,467,105
                                           =================
EQUITY ACCOUNTS:

  Policy Owners' equity:
      Growth sub-account
      (6,329,021.828348 units;
      $ 41.470406 unit value)..............   $ 262,467,105
                                           -----------------
      Total equity.........................   $ 262,467,105
                                           =================

STATEMENT OF OPERATIONS


                                                  YEAR ENDED
                                              DECEMBER 31, 1995
INVESTMENT INCOME:
    Dividend income.........................   $  1,182,462
    Capital gain distributions..............     23,952,283
                                            ----------------
                                                 25,134,745
EXPENSES:
    Mortality and expense risk charges......      1,884,365
                                            ----------------
      Net investment income (loss)..........     23,250,380
                                            ----------------
Net realized and unrealized gain (loss) on investments:
    Net realized gain (loss) from securities
      transactions..........................      5,296,297
    Change in unrealized appreciation
      (depreciation)........................     49,505,485
                                            ----------------
      Net gain (loss) on investments........     54,801,782
                                            ----------------
        Net increase (decrease) in equity
          accounts resulting from
          operations........................   $ 78,052,162
                                            ================

STATEMENT OF CHANGES IN EQUITY ACCOUNTS


                                                                                               YEAR ENDED           YEAR ENDED
                                                                                           DECEMBER 31, 1995    DECEMBER 31, 1994
OPERATIONS:
  Net investment income (loss)...........................................................  $   23,250,380         $     242,685
  Net gain (loss) on investments.........................................................      54,801,782           (16,096,859)
                                                                                         ----------------       ----------------
  Net increase (decrease) in equity accounts
    resulting from operations............................................................      78,052,162           (15,854,174)
                                                                                         ----------------       ----------------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)....................................................      61,850,933            37,295,869
                                                                                         ----------------       ----------------
  Less cost of units redeemed:
    Administrative charges...............................................................      23,714,204            20,971,223
    Policy loans.........................................................................       5,518,596             2,955,838
    Surrender benefits...................................................................       8,982,170             5,498,322
    Death benefits.......................................................................         711,078               282,972
                                                                                         ----------------       ----------------
                                                                                               38,926,048            29,708,355
                                                                                         ----------------       ----------------
    Increase (decrease) in equity accounts from
      capital unit transactions..........................................................      22,924,885             7,587,514
                                                                                         ----------------       ----------------
    Net increase (decrease) in equity accounts...........................................     100,977,047            (8,266,660)

EQUITY ACCOUNTS:
  Beginning of period....................................................................     161,490,058           169,756,718
                                                                                         ----------------       ----------------
  End of period..........................................................................  $  262,467,105         $ 161,490,058
                                                                                         ================       ================

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
GROWTH SUB-ACCOUNT
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                                  DECEMBER 31
                                                        ---------------------------------------------------------------
                                                          1995              1994              1993              1992
                                                        ---------         ---------         ---------         ---------
Accumulation unit value, beginning of period....        $   28.44         $   31.30         $   30.37         $   29.95
  Income from operations:

    Net investment income (loss)................             3.89               .04               .46              1.09
    Net realized and unrealized
      gain (loss) on investments................             9.14             (2.90)              .47              (.67)
                                                        ---------         ---------         ---------         ---------
      Total income (loss) from operations.......            13.03             (2.86)              .93               .42
                                                        ---------         ---------         ---------         ---------
Accumulation unit value, end of period..........        $   41.47         $   28.44         $   31.30         $   30.37
                                                        ==========        ==========        ==========        ==========
Total return....................................            45.81%            (9.13)%            3.06%             1.41%
Ratios and supplemental data:
  Net assets at end of period (in thousands)....        $ 262,467         $ 161,490         $ 169,757         $ 146,053
  Ratio of net investment income (loss)
    to average net assets.......................            11.05%              .16%             1.56%             3.84%


                                                    1991
                                                  ---------
Accumulation unit value, beginning of period....  $   18.91
  Income from operations:
    Net investment income (loss)................       1.72
    Net realized and unrealized
      gain (loss) on investments................       9.32
                                                  ---------
      Total income (loss) from operations.......      11.04
                                                  ---------
Accumulation unit value, end of period..........  $   29.95
                                                  ==========
Total return....................................      58.37%
Ratios and supplemental data:
  Net assets at end of period (in thousands)....  $ 111,375
  Ratio of net investment income (loss)
    to average net assets.......................       7.14%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
SHORT-TO-INTERMEDIATE GOVERNMENT SUB-ACCOUNT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS


ASSETS:                                      DECEMBER 31, 1995
  Investments, at net asset value:

    WRL Series Fund, Inc.:
      Short-to-Intermediate Government
      Portfolio
      (142,006.075 shares;
      cost $ 1,440,621)......................    $ 1,479,151

  Accrued transfers from (to)
    depositor - net..........................         38,834
                                             -----------------
      Total assets...........................      1,517,985
                                             -----------------
LIABILITIES:.................................              0
                                             -----------------
      Total net assets.......................    $ 1,517,985
                                             =================
EQUITY ACCOUNTS:

  Policy Owners' equity:
      Short-to-Intermediate Government
      sub-account
      (131,385.750734 units;
      $ 11.553647 unit value)................    $ 1,517,985
                                             -----------------
      Total equity...........................    $ 1,517,985
                                             =================

STATEMENT OF OPERATIONS


                                                YEAR ENDED
INVESTMENT INCOME:                           DECEMBER 31, 1995
    Dividend income..........................    $    72,133
    Capital gain distributions...............              0
                                             -----------------
                                                      72,133
EXPENSES:
    Mortality and expense risk charges.......         10,047
                                             -----------------
      Net investment income (loss)...........         62,086
                                             -----------------
Net realized and unrealized gain (loss) on investments:
    Net realized gain (loss) from securities
      transactions...........................          2,109
    Change in unrealized appreciation
      (depreciation).........................         66,278
                                             -----------------
      Net gain (loss) on investments.........         68,387
                                             -----------------
        Net increase (decrease) in equity
          accounts resulting from
          operations.........................    $   130,473
                                             =================

STATEMENT OF CHANGES IN EQUITY ACCOUNTS


                                                                                           YEAR ENDED              YEAR ENDED
                                                                                        DECEMBER 31, 1995       DECEMBER 31, 1994

OPERATIONS:
  Net investment income (loss)..........................................................    $    62,086            $    37,124
  Net gain (loss) on investments........................................................         68,387                (49,327)
                                                                                        -----------------       -----------------
  Net increase (decrease) in equity accounts
    resulting from operations...........................................................        130,473                (12,203)
                                                                                        -----------------       -----------------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)...................................................        679,242                515,009
                                                                                        -----------------       -----------------
  Less cost of units redeemed:
    Administrative charges..............................................................        141,954                108,685
    Policy loans........................................................................         52,521                  3,307
    Surrender benefits..................................................................         41,967                 11,985
    Death benefits......................................................................            144                 15,256
                                                                                        -----------------       -----------------
                                                                                                236,586                139,233
                                                                                        -----------------       -----------------
    Increase (decrease) in equity accounts from
      capital unit transactions.........................................................        442,656                375,776
                                                                                        -----------------       -----------------
    Net increase (decrease) in equity accounts..........................................        573,129                363,573
  Depositor's equity contribution (redemption)..........................................              0               (826,666)

EQUITY ACCOUNTS:
  Beginning of period...................................................................        944,856              1,407,949
                                                                                        -----------------       -----------------
  End of period.........................................................................    $ 1,517,985            $   944,856
                                                                                        ===================     ===================

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
SHORT-TO-INTERMEDIATE GOVERNMENT SUB-ACCOUNT
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                              DECEMBER 31
                                                        -------------------------------------------------------
                                                         1995            1994            1993            1992/dagger/
                                                        -------         -------         -------         -------
Accumulation unit value, beginning of period....        $ 10.27         $ 10.40         $ 10.04         $ 10.00
  Income from operations:
    Net investment income (loss)................            .61             .40             .14             .01
    Net realized and unrealized
      gain (loss) on investments................            .67            (.53)            .22             .03
                                                        -------         -------         -------         -------
      Total income (loss) from operations.......           1.28            (.13)            .36             .04
                                                        -------         -------         -------         -------
Accumulation unit value, end of period..........        $ 11.55         $ 10.27         $ 10.40         $ 10.04
                                                        ========        ========        ========        ========
Total return....................................          12.53%          (1.32)%          3.64%            .38%
Ratios and supplemental data:
  Net assets at end of period (in thousands)....        $ 1,518         $   945         $ 1,408         $   803
  Ratio of net investment income (loss)
    to average net assets.......................           5.53%           4.06%           1.39%            .16%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period.

/dagger/ The inception date of this sub-account was December 3, 1992. The total return and ratio of net investment income to average net assets are not annualized.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
GLOBAL SUB-ACCOUNT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS


ASSETS:                                      DECEMBER 31, 1995
  Investments, at net asset value:

    WRL Series Fund, Inc.:
      Global Portfolio
      (2,386,494.041 shares;
      cost $ 33,426,846).....................   $  37,028,035
  Accrued transfers from (to)
    depositor - net..........................          20,662
                                             -----------------
      Total assets...........................      37,048,697
                                             -----------------
LIABILITIES:.................................               0
                                             -----------------
      Total net assets.......................   $  37,048,697
                                             =================
EQUITY ACCOUNTS:
  Policy Owners' equity:
      Global sub-account
      (3,080,374.719544 units;
      $ 11.949748 unit value)................   $  36,809,702

  Depositors' equity:
      Global sub-account
      (20,000.000000 units;
      $ 11.949748 unit value)................         238,995
                                             -----------------
      Total equity...........................   $  37,048,697
                                             =================

STATEMENT OF OPERATIONS


                                                YEAR ENDED
INVESTMENT INCOME:                          DECEMBER 31, 1995
    Dividend income..........................    $    37,966
    Capital gain distributions...............      1,399,851
                                             -----------------
                                                   1,437,817
EXPENSES:
    Mortality and expense risk charges.......        250,072
                                             -----------------
      Net investment income (loss)...........      1,187,745
                                             -----------------
Net realized and unrealized gain (loss) on investments:
    Net realized gain (loss) from securities
      transactions...........................        153,618
    Change in unrealized appreciation
      (depreciation).........................      4,472,385
                                             -----------------
      Net gain (loss) on investments.........      4,626,003
                                             -----------------
        Net increase (decrease) in equity
          accounts resulting from
          operations.........................    $ 5,813,748
                                             =================

STATEMENT OF CHANGES IN EQUITY ACCOUNTS


                                                                                           YEAR ENDED             PERIOD ENDED
                                                                                        DECEMBER 31, 1995      DECEMBER 31, 1994*
OPERATIONS:
  Net investment income (loss)..........................................................   $   1,187,745          $     763,643
  Net gain (loss) on investments........................................................       4,626,003               (875,349)
                                                                                        -----------------       -----------------
  Net increase (decrease) in equity accounts
    resulting from operations...........................................................       5,813,748               (111,706)
                                                                                        -----------------       -----------------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)...................................................      15,012,786             23,149,750
                                                                                        -----------------       -----------------
  Less cost of units redeemed:
    Administrative charges..............................................................       4,017,781              1,181,608
    Policy loans........................................................................         666,264                142,084
    Surrender benefits..................................................................         721,584                234,323
    Death benefits......................................................................          44,234                  8,003
                                                                                        -----------------       -----------------
                                                                                               5,449,863              1,566,018
                                                                                        -----------------       -----------------
    Increase (decrease) in equity accounts from
      capital unit transactions.........................................................       9,562,923             21,583,732
                                                                                        -----------------       -----------------
    Net increase (decrease) in equity accounts..........................................      15,376,671             21,472,026
  Depositor's equity contribution (redemption)..........................................               0                200,000

EQUITY ACCOUNTS:

  Beginning of period...................................................................      21,672,026                      0
                                                                                        -----------------       -----------------
  End of period.........................................................................   $  37,048,697          $  21,672,026
                                                                                        ===================     ===================

*  The inception date of this sub-account was March 1, 1994.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
GLOBAL SUB-ACCOUNT
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                DECEMBER 31
                                                        ----------------------------
                                                          1995              1994/dagger/
                                                        --------         -----------
Accumulation unit value, beginning of period....        $   9.80          $   10.00
  Income from operations:
    Net investment income (loss)................             .45                .71
    Net realized and unrealized
      gain (loss) on investments................            1.70               (.91)
                                                        --------         -----------
      Total income (loss) from operations.......            2.15               (.20)
                                                        --------         -----------
Accumulation unit value, end of period..........        $  11.95          $    9.80
                                                        =========        ===========
Total return....................................           21.96%             (2.02)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)....        $ 37,049          $  21,672
  Ratio of net investment income (loss)
    to average net assets.......................            4.25%              7.39%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period.

/dagger/ The inception date of this sub-account was March 1, 1994. The total return and ratio of net investment income to average net assets are not annualized.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
EQUITY-INCOME SUB-ACCOUNT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS


ASSETS:                                      DECEMBER 31, 1995

  Investments, at net asset value:

    WRL Series Fund, Inc.:
      Equity-Income Portfolio
      (3,079,777.685 shares;
      cost $ 35,168,616).....................   $  39,619,606

  Accrued transfers from (to)
    depositor - net..........................          28,669
                                             ----------------
      Total assets...........................      39,648,275
                                             ----------------
LIABILITIES:.................................               0
                                             ----------------
      Total net assets.......................   $  39,648,275
                                             ================
EQUITY ACCOUNTS:

  Policy Owners' equity:
      Equity-Income sub-account
      (2,885,803.576534 units;
      $ 13.739076 unit value)................   $  39,648,275
                                             ----------------
      Total equity...........................   $  39,648,275
                                             ================

STATEMENT OF OPERATIONS


                                                YEAR ENDED
INVESTMENT INCOME:                          DECEMBER 31, 1995
    Dividend income..........................    $ 1,009,870
    Capital gain distributions...............      1,034,053
                                             ---------------
                                                   2,043,923
EXPENSES:
    Mortality and expense risk charges.......        287,834
                                             ---------------
      Net investment income (loss)...........      1,756,089
                                             ---------------
Net realized and unrealized gain (loss) on investments:
    Net realized gain (loss) from securities
      transactions...........................        220,725
    Change in unrealized appreciation
      (depreciation).........................      4,771,750
                                             ---------------
      Net gain (loss) on investments.........      4,992,475
                                             ---------------
        Net increase (decrease) in equity
          accounts resulting from
          operations.........................    $ 6,748,564
                                             ===============

STATEMENT OF CHANGES IN EQUITY ACCOUNTS


                                                                                           YEAR ENDED              YEAR ENDED
                                                                                        DECEMBER 31, 1995       DECEMBER 31, 1994
OPERATIONS:
  Net investment income (loss)..........................................................   $   1,756,089          $     347,798
  Net gain (loss) on investments........................................................       4,992,475               (596,517)
                                                                                        -----------------       -----------------
  Net increase (decrease) in equity accounts
    resulting from operations...........................................................       6,748,564               (248,719)
                                                                                        -----------------       -----------------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)...................................................      14,236,727             13,516,053
                                                                                        -----------------       -----------------
  Less cost of units redeemed:
    Administrative charges..............................................................       3,380,854              1,893,532
    Policy loans........................................................................         657,750                296,848
    Surrender benefits..................................................................         918,863                406,848
    Death benefits......................................................................          28,153                 19,871
                                                                                        -----------------       -----------------
                                                                                               4,985,620              2,617,099
                                                                                        -----------------       -----------------
    Increase (decrease) in equity accounts from
      capital unit transactions.........................................................       9,251,107             10,898,954
                                                                                        -----------------       -----------------
    Net increase (decrease) in equity accounts..........................................      15,999,671             10,650,235
  Depositor's equity contribution (redemption)..........................................               0               (344,138)

EQUITY ACCOUNTS:
  Beginning of period...................................................................      23,648,604             13,342,507
                                                                                        -----------------       -----------------
  End of period.........................................................................   $  39,648,275          $  23,648,604
                                                                                        =================       =================

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
EQUITY-INCOME SUB-ACCOUNT
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                       DECEMBER 31
                                                        ------------------------------------------
                                                          1995             1994            1993/dagger/
                                                        --------         --------         --------
Accumulation unit value, beginning of period....        $  11.12         $  11.28         $  10.00
  Income from operations:
    Net investment income (loss)................             .68              .18              .19
    Net realized and unrealized
      gain (loss) on investments................            1.94             (.34)            1.09
                                                        --------         --------         --------
      Total income (loss) from operations.......            2.62             (.16)            1.28
                                                        --------         --------         --------
Accumulation unit value, end of period..........        $  13.74         $  11.12         $  11.28
                                                        =========        =========        =========
Total return....................................           23.55%           (1.42)%          12.81%
Ratios and supplemental data:
  Net assets at end of period (in thousands)....        $ 39,648         $ 23,649         $ 13,343
  Ratio of net investment income (loss)
    to average net assets.......................            5.47%            1.93%            1.89%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period.

/dagger/ The inception date of this sub-account was March 1, 1993. The total return and ratio of net investment income to average net assets are not annualized.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
EMERGING GROWTH SUB-ACCOUNT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS


ASSETS:                                      DECEMBER 31, 1995
  Investments, at net asset value:
    WRL Series Fund, Inc.:
      Emerging Growth Portfolio
      (4,177,036.054 shares;
      cost $ 53,301,177).....................   $  67,854,423

  Accrued transfers from (to)
    depositor - net..........................          50,530
                                             ----------------
      Total assets...........................      67,904,953
                                             ----------------
LIABILITIES:.................................               0
                                             ----------------
      Total net assets.......................   $  67,904,953
                                             ================
EQUITY ACCOUNTS:

  Policy Owners' equity:
      Emerging Growth sub-account
      (4,100,892.510689 units;
      $ 16.558579 unit value)................   $  67,904,953
                                             ----------------
      Total equity...........................   $  67,904,953
                                             ================

STATEMENT OF OPERATIONS


                                                YEAR ENDED
INVESTMENT INCOME:                          DECEMBER 31, 1995
    Dividend income..........................   $      10,599
    Capital gain distributions...............       2,799,377
                                             -----------------
                                                    2,809,976

EXPENSES:
    Mortality and expense risk charges.......         453,072
                                             -----------------
      Net investment income (loss)...........       2,356,904
                                             -----------------
Net realized and unrealized gain (loss) on investments:
    Net realized gain (loss) from securities
      transactions...........................         276,206
    Change in unrealized appreciation
      (depreciation).........................      15,904,664
                                             -----------------
      Net gain (loss) on investments.........      16,180,870
                                             -----------------
        Net increase (decrease) in equity
          accounts resulting from
          operations.........................   $  18,537,774
                                             =================

STATEMENT OF CHANGES IN EQUITY ACCOUNTS


                                                                                           YEAR ENDED              YEAR ENDED
                                                                                        DECEMBER 31, 1995       DECEMBER 31, 1994
OPERATIONS:
  Net investment income (loss)..........................................................   $   2,356,904          $    (242,847)
  Net gain (loss) on investments........................................................      16,180,870             (2,055,599)
                                                                                        -----------------       -----------------
  Net increase (decrease) in equity accounts
    resulting from operations...........................................................      18,537,774             (2,298,446)
                                                                                        -----------------       -----------------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)...................................................      21,556,186             25,803,270
                                                                                        -----------------       -----------------
  Less cost of units redeemed:
    Administrative charges..............................................................       5,846,452              3,746,668
    Policy loans........................................................................       1,387,434                725,423
    Surrender benefits..................................................................       1,602,690                533,353
    Death benefits......................................................................          38,971                 42,065
                                                                                        -----------------       -----------------
                                                                                               8,875,547              5,047,509
                                                                                        -----------------       -----------------
    Increase (decrease) in equity accounts from
      capital unit transactions.........................................................      12,680,639             20,755,761
                                                                                        -----------------       -----------------
    Net increase (decrease) in equity accounts..........................................      31,218,413             18,457,315
  Depositor's equity contribution (redemption)..........................................               0               (390,327)

EQUITY ACCOUNTS:

  Beginning of period...................................................................      36,686,540             18,619,552
                                                                                        -----------------       -----------------
  End of period.........................................................................   $  67,904,953          $  36,686,540
                                                                                        ===================     ===================

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
EMERGING GROWTH SUB-ACCOUNT
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                       DECEMBER 31
                                                        ------------------------------------------
                                                          1995             1994            1993/dagger/
                                                        --------         --------         --------
Accumulation unit value, beginning of period....        $  11.38         $  12.40         $  10.00
  Income from operations:
    Net investment income (loss)................             .65             (.09)            (.09)
    Net realized and unrealized
      gain (loss) on investments................            4.53             (.93)            2.49
                                                        --------         --------         --------
      Total income (loss) from operations.......            5.18            (1.02)            2.40
                                                        --------         --------         --------
Accumulation unit value, end of period..........        $  16.56         $  11.38         $  12.40
                                                        =========        =========        =========
Total return....................................           45.49%           (8.18)%          23.96%
Ratios and supplemental data:
  Net assets at end of period (in thousands)....        $ 67,905         $ 36,687         $ 18,620
  Ratio of net investment income (loss)
    to average net assets.......................            4.66%            (.86)%           (.77)%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period.

/dagger/ The inception date of this sub-account was March 1, 1993. The total return and ratio of net investment income to average net assets are not annualized.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
AGGRESSIVE GROWTH SUB-ACCOUNT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS


ASSETS:                                    DECEMBER 31, 1995
  Investments, at net asset value:

    WRL Series Fund, Inc.:
      Aggressive Growth Portfolio
      (2,477,941.266 shares;
      cost $ 29,816,384)...................   $  32,833,608
  Accrued transfers from (to)
    depositor - net........................          70,361
                                           -----------------
      Total assets.........................      32,903,969
                                           -----------------
LIABILITIES:...............................               0
                                           -----------------
      Total net assets.....................   $  32,903,969
                                           =================
EQUITY ACCOUNTS:
  Policy Owners' equity:
      Aggressive Growth sub-account
      (2,450,804.260823 units;
      $ 13.425784 unit value)..............   $  32,903,969
                                           -----------------
      Total equity.........................   $  32,903,969
                                           =================

STATEMENT OF OPERATIONS


                                               YEAR ENDED
                                              DECEMBER 31, 1995
INVESTMENT INCOME:
    Dividend income.........................   $        103
    Capital gain distributions..............        866,971
                                            ----------------
                                                    867,074

EXPENSES:
    Mortality and expense risk charges......        203,080
                                            ----------------
      Net investment income (loss)..........        663,994
                                            ----------------
Net realized and unrealized gain (loss) on investments:
    Net realized gain (loss) from securities
      transactions..........................      1,785,515
    Change in unrealized appreciation
      (depreciation)........................      2,638,835
                                            ----------------
      Net gain (loss) on investments........      4,424,350
                                            ----------------
        Net increase (decrease) in equity
          accounts resulting from
          operations........................   $  5,088,344
                                            ================

STATEMENT OF CHANGES IN EQUITY ACCOUNTS


                                                                                            YEAR ENDED            PERIOD ENDED
                                                                                         DECEMBER 31, 1995      DECEMBER 31, 1994*
OPERATIONS:
  Net investment income (loss)...........................................................   $    663,994           $   (27,542)
  Net gain (loss) on investments.........................................................      4,424,350               384,517
                                                                                         ----------------       ----------------
  Net increase (decrease) in equity accounts
    resulting from operations............................................................      5,088,344               356,975
                                                                                         ----------------       ----------------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)....................................................     23,169,917             8,797,727
                                                                                         ----------------       ----------------
  Less cost of units redeemed:
    Administrative charges...............................................................      2,568,298               379,087
    Policy loans.........................................................................        627,821                72,785
    Surrender benefits...................................................................        712,307                48,513
    Death benefits.......................................................................         80,922                 4,971
                                                                                         ----------------       ----------------
                                                                                               3,989,348               505,356
                                                                                         ----------------       ----------------
    Increase (decrease) in equity accounts from
      capital unit transactions..........................................................     19,180,569             8,292,371
                                                                                         ----------------       ----------------
    Net increase (decrease) in equity accounts...........................................     24,268,913             8,649,346
  Depositor's equity contribution (redemption)...........................................       (274,290)              260,000

EQUITY ACCOUNTS:
  Beginning of period....................................................................      8,909,346                     0
                                                                                         ----------------       ----------------
  End of period..........................................................................   $ 32,903,969           $ 8,909,346
                                                                                         ================       ================

*  The inception date of this sub-account was March 1, 1994.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
AGGRESSIVE GROWTH SUB-ACCOUNT
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                DECEMBER 31
                                                        -------------------------
                                                          1995             1994/dagger/
                                                        --------         --------
Accumulation unit value, beginning of period....        $   9.82         $ 10.00
  Income from operations:
    Net investment income (loss)................             .37            (.06)
    Net realized and unrealized
      gain (loss) on investments................            3.24            (.12)
                                                        --------         --------
      Total income (loss) from operations.......            3.61            (.18)
                                                        --------         --------
Accumulation unit value, end of period..........        $  13.43         $  9.82
                                                        ========         ========
Total return....................................           36.79%          (1.85)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)....        $ 32,904         $ 8,909
  Ratio of net investment income (loss)
    to average net assets.......................            2.93%           (.60)%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period.

/dagger/ The inception date of this sub-account was March 1, 1994. The total return and ratio of net investment income to average net assets are not annualized.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
BALANCED SUB-ACCOUNT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS


ASSETS:                                      DECEMBER 31, 1995
  Investments, at net asset value:

    WRL Series Fund, Inc.:
      Balanced Portfolio
      (356,742.991 shares;
      cost $ 3,481,188)......................    $ 3,793,788

  Accrued transfers from (to)
    depositor - net..........................          1,606
                                             -----------------
      Total assets...........................      3,795,394
                                             -----------------
LIABILITIES:.................................              0
                                             -----------------
      Total net assets.......................    $ 3,795,394
                                             =================
EQUITY ACCOUNTS:
  Policy Owners' equity:
      Balanced sub-account
      (321,143.504151 units;
      $ 11.125506 unit value)................    $ 3,572,884

  Depositors' equity:
      Balanced sub-account
      (20,000.000000 units;
      $ 11.125506 unit value)................        222,510
                                             -----------------
      Total equity...........................    $ 3,795,394
                                             =================

STATEMENT OF OPERATIONS


                                                YEAR ENDED
INVESTMENT INCOME:                           DECEMBER 31, 1995
    Dividend income..........................     $ 128,272
    Capital gain distributions...............             0
                                             -----------------
                                                    128,272
EXPENSES:

    Mortality and expense risk charges.......        25,637
                                             -----------------
      Net investment income (loss)...........       102,635
                                             -----------------
Net realized and unrealized gain (loss) on investments:
    Net realized gain (loss) from securities
      transactions...........................        (6,199)
    Change in unrealized appreciation
      (depreciation).........................       407,748
                                             -----------------
      Net gain (loss) on investments.........       401,549
                                             -----------------
        Net increase (decrease) in equity
          accounts resulting from
          operations.........................     $ 504,184
                                             =================

STATEMENT OF CHANGES IN EQUITY ACCOUNTS


                                                                                           YEAR ENDED              PERIOD ENDED
                                                                                        DECEMBER 31, 1995       DECEMBER 31, 1994*

OPERATIONS:
  Net investment income (loss)..........................................................    $   102,635            $    30,401
  Net gain (loss) on investments........................................................        401,549               (115,505)
                                                                                        -----------------       -----------------
  Net increase (decrease) in equity accounts
    resulting from operations...........................................................        504,184                (85,104)
                                                                                        -----------------       -----------------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)...................................................      1,545,514              2,131,962
                                                                                        -----------------       -----------------
  Less cost of units redeemed:
    Administrative charges..............................................................        327,290                 84,481
    Policy loans........................................................................         29,025                      0
    Surrender benefits..................................................................         27,726                 15,378
    Death benefits......................................................................         14,811                  2,451
                                                                                        -----------------       -----------------
                                                                                                398,852                102,310
                                                                                        -----------------       -----------------
    Increase (decrease) in equity accounts from
      capital unit transactions.........................................................      1,146,662              2,029,652
                                                                                        -----------------       -----------------
    Net increase (decrease) in equity accounts..........................................      1,650,846              1,944,548
  Depositor's equity contribution (redemption)..........................................              0                200,000

EQUITY ACCOUNTS:
    Beginning of period.................................................................      2,144,548                      0
                                                                                        -----------------       -----------------
    End of period.......................................................................    $ 3,795,394            $ 2,144,548
                                                                                        ===================     =================

*  The inception date of this sub-account was March 1, 1994.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
BALANCED SUB-ACCOUNT
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                              DECEMBER 31
                                                        -----------------------
                                                         1995            1994/dagger/
                                                        -------         -------
Accumulation unit value, beginning of period....        $  9.37         $ 10.00
  Income from operations:
    Net investment income (loss)................            .37             .22
    Net realized and unrealized
      gain (loss) on investments................           1.39            (.85)
                                                        -------         -------
      Total income (loss) from operations.......           1.76            (.63)
                                                        -------         -------
Accumulation unit value, end of period..........        $ 11.13         $  9.37
                                                        ========        ========
Total return....................................          18.73%          (6.29)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)....        $ 3,795         $ 2,145
  Ratio of net investment income (loss)
    to average net assets.......................           3.59%           2.55%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period.

/dagger/ The inception date of this sub-account was March 1, 1994. The total return and ratio of net investment income to average net assets are not annualized.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
UTILITY SUB-ACCOUNT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS


ASSETS:                                      DECEMBER 31, 1995
  Investments, at net asset value:

    WRL Series Fund, Inc.:
      Utility Portfolio
      (236,391.086 shares;
      cost $ 2,384,572)......................    $ 2,629,535
  Accrued transfers from (to)
    depositor - net..........................          1,547
                                             -----------------
      Total assets...........................      2,631,082
                                             -----------------
LIABILITIES:.................................              0
                                             -----------------
      Total net assets.......................    $ 2,631,082
                                             =================
EQUITY ACCOUNTS:

  Policy Owners' equity:
      Utility sub-account
      (203,453.934332 units;
      $ 11.774605 unit value)................    $ 2,395,590

  Depositors' equity:
      Utility sub-account
      (20,000.000000 units;
      $ 11.774605 unit value)................        235,492
                                             -----------------
      Total equity...........................    $ 2,631,082
                                             =================

STATEMENT OF OPERATIONS


                                               YEAR ENDED
                                            DECEMBER 31, 1995

INVESTMENT INCOME:
    Dividend income.........................    $   86,266
    Capital gain distributions..............        19,740
                                            ----------------
                                                   106,006
EXPENSES:
    Mortality and expense risk charges......        17,372
                                            ----------------
      Net investment income (loss)..........        88,634
                                            ----------------
Net realized and unrealized gain (loss) on investments:
    Net realized gain (loss) from securities
      transactions..........................        44,646
    Change in unrealized appreciation
      (depreciation)........................       291,882
                                            ----------------
      Net gain (loss) on investments........       336,528
                                            ----------------
        Net increase (decrease) in equity
          accounts resulting from
          operations........................    $  425,162
                                            ================

STATEMENT OF CHANGES IN EQUITY ACCOUNTS


                                                                                            YEAR ENDED            PERIOD ENDED
                                                                                         DECEMBER 31, 1995     DECEMBER 31, 1994*
OPERATIONS:
  Net investment income (loss)...........................................................   $     88,634           $    23,434
  Net gain (loss) on investments.........................................................        336,528               (58,002)
                                                                                         ----------------       -----------------
  Net increase (decrease) in equity accounts
    resulting from operations............................................................        425,162               (34,568)
                                                                                         ----------------       -----------------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)....................................................      1,368,262             1,102,522
                                                                                         ----------------       -----------------
  Less cost of units redeemed:
    Administrative charges...............................................................        221,419                42,870
    Policy loans.........................................................................         26,862                     0
    Surrender benefits...................................................................        126,576                 6,295
    Death benefits.......................................................................          2,896                 3,378
                                                                                         ----------------       -----------------
                                                                                                 377,753                52,543
                                                                                         ----------------       -----------------
    Increase (decrease) in equity accounts from
      capital unit transactions..........................................................        990,509             1,049,979
                                                                                         ----------------       -----------------
    Net increase (decrease) in equity accounts...........................................      1,415,671             1,015,411
  Depositor's equity contribution (redemption)...........................................              0               200,000

EQUITY ACCOUNTS:
  Beginning of period....................................................................      1,215,411                     0
                                                                                         ----------------       -----------------
  End of period..........................................................................   $  2,631,082           $ 1,215,411
                                                                                         ==================     ===================

*  The inception date of this sub-account was March 1, 1994.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
UTILITY SUB-ACCOUNT
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                DECEMBER 31
                                                        ------------------------
                                                         1995            1994/dagger/
                                                        -------         --------
Accumulation unit value, beginning of period....        $ 9.49          $ 10.00
  Income from operations:
    Net investment income (loss)................           .49              .29
    Net realized and unrealized
      gain (loss) on investment.................          1.79             (.80)
                                                        -------         --------
      Total income (loss) from operations.......          2.28             (.51)
                                                        -------         --------
Accumulation unit value, end of period..........        $11.77          $  9.49
                                                        ========        ========
Total return....................................         24.14%          (5.15)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)....        $2,631          $ 1,215
  Ratio of net investment income (loss)
    to average net assets.......................          4.57%            3.09%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period.

/dagger/ The inception date for this sub-account was March 1, 1994. The total return and ratio of net investment income to average net assets are not annualized.

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
TACTICAL ASSET ALLOCATION SUB-ACCOUNT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS


ASSETS:                                      DECEMBER 31, 1995
  Investments, at net asset value:
    WRL Series Fund, Inc.:
      Tactical Asset Allocation Portfolio
      (822,390.362 shares;
      cost $ 8,835,438)......................    $ 9,451,157

  Accrued transfers from (to)
    depositor - net..........................         (5,300)
                                             -----------------
      Total assets...........................      9,445,857
                                             -----------------
LIABILITIES:.................................              0
                                             -----------------
      Total net assets.......................    $ 9,445,857
                                             =================
EQUITY ACCOUNTS:

  Policy Owners' equity:
      Tactical Asset Allocation sub-account
      (793,585.197167 units;

      $ 11.902763 unit value)................    $ 9,445,857
                                             -----------------
      Total equity...........................    $ 9,445,857
                                             =================

STATEMENT OF OPERATIONS


                                               PERIOD ENDED
INVESTMENT INCOME:                          DECEMBER 31, 1995*
    Dividend income.........................    $    193,985
    Capital gain distributions..............         171,580
                                            ------------------
                                                     365,565
EXPENSES:
    Mortality and expense risk charges......          51,394
                                            ------------------
      Net investment income (loss)..........         314,171
                                            ------------------
Net realized and unrealized gain (loss) on investments:
    Net realized gain (loss) from securities
      transactions..........................         118,155
    Change in unrealized appreciation
      (depreciation)........................         615,719
                                            ------------------
      Net gain (loss) on investments........         733,874
                                            ------------------
        Net increase (decrease) in equity
          accounts resulting from
          operations........................    $  1,048,045
                                            ==================

STATEMENT OF CHANGES IN EQUITY ACCOUNTS


                                                                                                                  PERIOD ENDED
                                                                                                               DECEMBER 31, 1995*
OPERATIONS:
  Net investment income (loss).................................................................................    $    314,171
  Net gain (loss) on investments...............................................................................         733,874
                                                                                                               ------------------
  Net increase (decrease) in equity accounts
    resulting from operations..................................................................................       1,048,045
                                                                                                               ------------------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed)..........................................................................       9,081,189
                                                                                                               ------------------
  Less cost of units redeemed:
    Administrative charges.....................................................................................         434,848
    Policy loans...............................................................................................         145,685
    Surrender benefits.........................................................................................          70,630
    Death benefits.............................................................................................          22,440
                                                                                                               ------------------
                                                                                                                        673,603
                                                                                                               ------------------
    Increase (decrease) in equity accounts from
      capital unit transactions................................................................................       8,407,586
                                                                                                               ------------------
    Net increase (decrease) in equity accounts.................................................................       9,455,631
  Depositor's equity contribution (redemption).................................................................          (9,774)

EQUITY ACCOUNTS:
  Beginning of period..........................................................................................               0
                                                                                                               ------------------
  End of period................................................................................................    $  9,445,857
                                                                                                               ====================

* The inception of this sub-account was January 3, 1995.

  The notes to the financial statements, are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
TACTICAL ASSET ALLOCATION SUB-ACCOUNT
--------------------------------------------------------------------------------

SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                 DECEMBER 31, 1995/dagger/
                                                                 -----------------
Accumulation unit value, beginning of period.................         $ 10.00
  Income from operations:

    Net investment income (loss).............................             .61
    Net realized and unrealized
      gain (loss) on investments.............................            1.29
                                                                    -----------
      Total income (loss) from operations....................            1.90
                                                                    -----------
Accumulation unit value, end of period.......................         $ 11.90
                                                                    ===========
Total return.................................................           19.03%
Ratios and supplemental data:
  Net assets at end of period (in thousands).................         $ 9,446
  Ratio of net investment income (loss)
    to average net assets....................................            5.47%

* The above table illustrates the change for a unit outstanding computed using average units outstanding throughout each period.

/dagger/ The inception date of this sub-account was January 3, 1995. The total return and ratio of net investment income to average net assets are not annualized.

  The notes to the financial statements, are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 1995

NOTE 1 - ORGANIZATION AND SUMMARY OF
           SIGNIFICANT ACCOUNTING POLICIES

     The WRL Series Life Account (the "Life Account") was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains eleven investment options referred to as sub-accounts. Each sub-account invests in the corresponding portfolio of the WRL Series Fund, Inc. (the "Fund"), a registered management investment company under the Investment Company Act of 1940, as amended. These portfolios and their respective investment management organizations are as follows:


      PORTFOLIO               INVESTMENT MANAGER
      ---------            ------------------------
Money Market            Janus Capital Corporation
                          ("JCC")
Bond                    JCC
Growth                  JCC
Short-to-Intermediate   AEGON USA Investment
  Government              Management, Inc. ("AEGON
                          Management")
Global                  JCC
Equity-Income           Luther King Capital
                          Management Corporation
Emerging Growth         Van Kampen American Capital
                          Asset Management, Inc.
Aggressive Growth       Fred Alger Management, Inc.
Balanced                AEGON Management
Utility                 Federated Investment
                          Counseling
Tactical Asset          Dean Investment Associates
  Allocation


     WRL and AEGON Management are indirectly wholly-owned subsidiaries of AEGON USA, Inc., which is an indirect wholly-owned subsidiary of AEGON nv, a Netherlands corporation.

     On January 3, 1995, WRL made an initial contribution of $200,000 to the Life Account, Tactical Asset Allocation sub-account, for which WRL received 20,000.000000 units. On April 20, 1995, WRL redeemed the initial contribution in the Life Account, Tactical Asset Allocation sub-account, for $209,775.

     The Life Account holds assets to support the benefits under flexible premium variable universal life insurance policies (the "Policies") issued by WRL, which issued the first of such Policies on October 3, 1986. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The following significant accounting policies, which are in conformity with generally accepted accounting principles for unit investment trusts, have been consistently used in preparation of the Trust's financial statements.

A.  VALUATION OF INVESTMENTS

    The investments in the Fund's shares are stated at the closing net asset value ("NAV") per share as determined by the Fund on December 31, 1995. Investment transactions are accounted for on the trade date, using the Fund NAV next determined after receipt of sale or redemption order without sales charges. Dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B.  FEDERAL INCOME TAXES

    The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.

NOTE 2 - CHARGES AND DEDUCTIONS

     Charges are assessed by WRL in connection with issuance and administration of the Policies.

A.  POLICY CHARGES

    Under some forms of the Policies, sales and other administrative charges are deducted by WRL prior to allocation of policyowner payments to the sub-accounts. Thereafter, monthly administrative charges are deducted from the sub-accounts, some of which continue only during the first policy year. Contingent surrender charges may also apply.

--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 2 - CHARGES AND DEDUCTIONS (CONTINUED)

    Under the other forms of the Policies, such "front-end" and other administrative charges are not deducted prior to allocation of the initial premium payment but may reside as contingent surrender charges.

    Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B.  LIFE ACCOUNT CHARGES

    A daily charge equal to an annual rate of 0.90% of average daily net assets of the Life Account is assessed to compensate WRL for assumption of mortality and expense risks in connection with issuance and administration of the Policies. This charge (not assessed at the individual policy level) effectively reduces the value of a unit outstanding during the year.

NOTE 3 - DIVIDENDS AND DISTRIBUTIONS

     Dividends of the Fund's Money Market Portfolio are declared daily and reinvested monthly. Dividends of the remaining portfolios are declared and reinvested semiannually, while capital gain distributions are declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Life Account the next business day after declaration.

NOTE 4 - OTHER MATTERS

     As of December 31, 1995 the equity accounts include net unrealized appreciation (depreciation) on investments as follows:


SUB-ACCOUNT
-----------------
Money Market..........................  $        n/a
Bond..................................       152,765
Growth................................    59,702,041
Short-to-Intermediate Government......        38,530
Global................................     3,601,189
Equity-Income.........................     4,450,990
Emerging Growth.......................    14,553,246
Aggressive Growth.....................     3,017,224
Balanced..............................       312,600
Utility...............................       244,963
Tactical Asset Allocation.............       615,719

--------------------------------------------------------------------------------

                         Report of Independent Auditors

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio as of December 31, 1995 and 1994, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the balance sheet of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Account, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. The variances between such practices and generally accepted accounting principles are described in Note 1. The effects of these variances are not reasonably determinable but we believe they are material.

In our opinion, because of the materiality of the effects of the variances between generally accepted accounting principles and the accounting practices referred to in the preceding paragraph, the financial statements referred to above are not intended to and do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1995 and 1994, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1995.

In addition, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                               ERNST & YOUNG LLP

Des Moines, Iowa
February 23, 1996

                   Western Reserve Life Assurance Co. of Ohio

                        Balance Sheets - Statutory Basis
                  (Dollars in thousands, except per share data)

                                                                DECEMBER 31
                                                           1995             1994
                                                       ----------------------------
ADMITTED ASSETS
Cash and invested assets:
   Cash and short-term investments                     $     4,999     $     46,722
   Bonds                                                   452,474          423,758
   Stocks:
     Preferred, at market (cost:  $78 in 1994)                   -               14
     Common, at market (cost:  $473 in 1995 and
       $1,944 in 1994)                                         834            2,541
   Mortgage loans on real estate                             6,181            9,539
   Home office properties, at cost less accumulated
     depreciation ($1,505 in 1995 and $1,358 in 1994         5,121            4,818
   Policy loans                                             37,125           27,520
                                                       ----------------------------
Total cash and invested assets                             506,734          514,912

Premiums deferred and uncollected                            1,787            1,763
Accrued investment income                                    7,565            7,505
Receivable from affiliates                                   4,337              481
Other assets                                                 4,264            3,504
Separate account assets                                  2,419,205        1,596,736
                                                       ----------------------------

Total admitted assets                                  $ 2,943,892       $2,124,901
                                                       ============================

SEE ACCOMPANYING NOTES.

                                                           DECEMBER 31
                                                      1995             1994
                                                  -----------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                         $     73,163     $     84,689
     Annuity                                           319,353          314,124
   Policy and contract claim reserves                    6,612            5,119
   Other policyholders' funds                            2,384            2,495
   Remittances and items not allocated                   5,136            4,613
   Federal income taxes payable                          1,417               96
   Asset valuation reserve                               5,590            8,491
   Interest maintenance reserve                          6,392            6,720
   Payable to affiliate                                      -              674
   Other liabilities                                    10,102            8,239
   Separate account liabilities                      2,415,804        1,594,621
                                                  -----------------------------

Total liabilities                                    2,845,953        2,029,881

Commitments and contingencies

Capital and surplus:
   Common stock, $1.00 par value, 1,500 shares
     authorized, issued and outstanding                  1,500            1,500
   Paid-in surplus                                      68,015           68,015
   Unassigned surplus                                   28,424           25,505
                                                  -----------------------------
Total capital and surplus                               97,939           95,020
                                                  =============================
Total liabilities and capital and surplus           $2,943,892       $2,124,901
                                                  =============================

SEE ACCOMPANYING NOTES.

                   Western Reserve Life Assurance Co. of Ohio

                   Statements of Operations - Statutory Basis
                             (Dollars in thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                               1995           1994           1993
                                                            ----------------------------------------
Revenues:
   Premiums and other considerations, net of
     reinsurance:
     Life                                                   $ 191,508       $150,991       $107,008
     Annuity                                                  378,390        449,141        449,361
   Net investment income                                       40,891         40,139         46,197
   Amortization of interest maintenance reserve                   882            726            618
   Commissions and expense allowances on
     reinsurance ceded                                             11             12             14
   Other income                                                 8,237          6,354          4,322
                                                            ---------------------------------------
                                                              619,919        647,363        607,520
Benefits and expenses:
   Benefits paid or provided for:
     Death, surrender and other life insurance and
       annuity benefits                                       243,658        230,511        111,785
     Increase (decrease) in aggregate reserves for
       policies and contracts:
       Life                                                   (15,023)       (11,332)        (4,259)
       Annuity                                                  5,229        (78,590)       (12,486)
                                                            ---------------------------------------
                                                              233,864        140,589         95,040
     Insurance expenses:
       Net transfers to separate accounts                     242,427        386,174        414,357
       Commissions                                             82,903         78,168         60,975
       General insurance expenses                              37,246         33,100         24,701
       Taxes, licenses and fees                                 8,919          5,931          5,682
                                                            ---------------------------------------
                                                              371,495        503,373        505,715
                                                            ---------------------------------------
                                                              605,359        643,962        600,755
                                                            ---------------------------------------
Gain from operations before federal income
   taxes and realized capital gains (losses) on
   investments                                                 14,560          3,401          6,765

Federal income tax expense                                      8,917          3,406          4,206
                                                            ---------------------------------------
Gain (loss) from operations before realized capital
   gains (losses) on investments                                5,643             (5)         2,559

Netrealized capital gains (losses) on investments
   (net of related federal income taxes and
   amounts transferred to interest maintenance
   reserve)                                                    (1,678)        (1,133)         2,348
                                                            ---------------------------------------
Net income (loss)                                           $   3,965     $   (1,138)    $    4,907
                                                            =======================================

SEE ACCOMPANYING NOTES.

                   Western Reserve Life Assurance Co. of Ohio

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in thousands)

                                                                 Additional                       Total
                                                  Common          Paid-In       Unassigned     Capital and
                                                  Stock           Capital        Surplus         Surplus
                                                 ---------------------------------------------------------
Balance at January 1, 1993                        $1,500          $23,015         $19,109         $43,624
   Net income for 1993                                 -                -           4,907           4,907
   Net unrealized capital gains                        -                -           1,503           1,503
   Decrease in non-admitted assets                     -                -           5,535           5,535
   Increase in asset valuation reserves                -                -          (1,706)         (1,706)
   Increase in surplus in separate accounts            -                -             633             633
   Dividend to stockholder                             -                -          (5,600)         (5,600)
   Other adjustments                                   -                -             513             513
                                                 --------------------------------------------------------
Balance at December 31, 1993                       1,500           23,015          24,894          49,409
   Capital contribution                                -           45,000               -          45,000
   Net loss for 1994                                   -                -          (1,138)         (1,138)
   Net unrealized capital losses                       -                -              (9)             (9)
   Decrease in non-admitted assets                     -                -             368             368
   Decrease in asset valuation reserves                -                -           4,321           4,321
   Decrease in surplus in separate accounts            -                -            (748)           (748)
   Other adjustments                                   -                -          (2,183)         (2,183)
                                                 --------------------------------------------------------
Balance at December 31, 1994                       1,500           68,015          25,505          95,020
   Net income for 1995                                 -                -           3,965           3,965
   Net unrealized capital losses                       -                -            (500)           (500)
   Decrease in non-admitted assets                     -                -             903             903
   Decrease in asset valuation reserve                 -                -           2,901           2,901
   Decrease in surplus in separate accounts            -                -             541             541
   Change in reserve valuation                         -                -          (3,496)         (3,496)
   Other adjustments                                   -                -          (1,395)         (1,395)
                                                 --------------------------------------------------------
Balance at December 31, 1995                      $1,500          $68,015         $28,424         $97,939
                                                 ========================================================

SEE ACCOMPANYING NOTES.

                   Western Reserve Life Assurance Co. of Ohio

                   Statements of Cash Flows - Statutory Basis
                             (Dollars in thousands)

                                                               YEAR ENDED DECEMBER 31
                                                           1995         1994         1993
                                                        -----------------------------------
SOURCES OF CASH
Premiums and other considerations, net of reinsurance   $ 569,934    $ 600,405    $ 556,353
Net investment income                                      42,359       41,977       47,424
Other income                                                8,052        6,311        4,245
                                                        -----------------------------------
                                                          620,345      648,693      608,022

Life claims                                               (16,759)     (14,660)     (12,820)
Surrender benefits and other fund withdrawals            (206,250)    (196,169)     (81,902)
Other benefits to policyholders                           (19,041)     (18,251)     (17,385)
Commissions, other expenses and taxes                    (128,314)    (119,755)     (92,572)
Dividends to policyholders                                    (26)         (22)         (44)
Federal income taxes                                       (7,531)      (3,378)      (3,573)
Net increase in policy loans                               (9,605)      (4,496)      (4,686)
Net transfers to separate accounts                       (242,427)    (386,174)    (414,357)
                                                        -----------------------------------
Net cash used by operations                                (9,608)     (94,212)     (19,317)

Proceeds from investments sold, matured or repaid:
   Bonds and redeemable preferred stock                   108,554       99,241      203,547
   Common stocks                                            2,108       80,066       81,391
   Mortgage loans on real estate                            1,954          132          764
   Real estate                                               --           --            109
   Miscellaneous                                             --            (28)        --
                                                        -----------------------------------
Total cash from investments                               112,616      179,411      285,811

Capital contribution                                         --         45,000         --
Other sources                                               2,830        6,135        5,899
                                                        -----------------------------------
Total sources of cash                                     105,838      136,334      272,393

APPLICATIONS OF CASH
Cost of investments acquired:
   Bonds and redeemable preferred stock                   139,402       47,214      165,967
   Common stocks                                              589       65,911       82,767
   Mortgage loans on real estate                                6        1,004          290
   Real estate                                                449           37          478
                                                        -----------------------------------
Total investments acquired                                140,446      114,166      249,502

Dividend to stockholder                                      --           --          5,600
Other applications, net                                     7,115        6,086        1,959
                                                        -----------------------------------
Total applications of cash                                147,561      120,252      257,061
                                                        -----------------------------------
Net change in cash and short-term investments             (41,723)      16,082       15,332

Cash and short-term investments at beginning of year       46,722       30,640       15,308
                                                        -----------------------------------
Cash and short-term investments at end of year          $   4,999    $  46,722    $  30,640
                                                        ===================================

SEE ACCOMPANYING NOTES.

                   Western Reserve Life Assurance Co. of Ohio

                 Notes to Financial Statements - Statutory-Basis
                             (Dollars in thousands)

                                December 31, 1995

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of the Netherlands.

NATURE OF BUSINESS

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows:
(a) bonds are generally carried at amortized cost rather than segregating the portfolio into held-to-maturity (carried at amortized cost), available-for-sale (carried at fair value), and trading (carried at fair value) classifications;
(b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions;
(d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding receivable or payable rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; and (k) pension expense is recorded as amounts are paid. The effects of these variances have not been determined by the Company.

The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1996, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents. This amount includes $6,500 of short-term intercompany notes receivable at December 31, 1995.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates prospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks are carried at market and include shares of mutual funds (money market and other). Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 1995, 1994 and 1993, net realized capital gains of $554, $436 and $4,270, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $882, $726 and $618 for the years ended December 31, 1995, 1994 and 1993, respectively.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1995, 1994 and 1993, the Company excluded investment income due and accrued of $1, $237 and $0, respectively, with respect to such practices.

AGGREGATE RESERVES FOR POLICIES

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for traditional life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25% to 5.50% and are computed principally on the Net Level Valuation and the Commissioner's Reserve Valuation Method (CRVM). Reserves for universal life policies are based on account balances adjusted for the CRVM.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method plus excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 7.00% to 9.25% and mortality rates, where appropriate, from a variety of tables.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. Because estimates are subject to the effects of trends in claim severity and frequency, the estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNT

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders. The Company received variable contract premiums of $467,142, $533,536 and $489,243 in 1995, 1994 and 1993, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge.

RECLASSIFICATIONS

Certain reclassifications have been made to the 1994 and 1993 financial statements to conform to the 1995 presentation.


2. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

   INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices and are recognized in the statutory-basis balance sheet.

   MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

   INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:

                                                                    DECEMBER 31
                                                        1995                            1994
                                            ----------------------------    ---------------------------
                                              CARRYING                       CARRYING
                                                VALUE        FAIR VALUE        VALUE         FAIR VALUE
                                            -----------------------------------------------------------
   ADMITTED ASSETS
   Bonds                                    $   452,474     $   479,656     $   423,758     $   414,541
   Stocks                                           834             834           2,555           2,555
   Mortgage loans on real estate                  6,181           6,536           9,539           7,915
   Policy loans                                  37,125          37,125          27,520          27,520
   Cash and short-term investments                4,999           4,999          46,722          46,722
   Separate account assets                    2,419,205       2,419,205       1,596,736       1,596,736

   LIABILITIES
   Investment contract liabilities              309,556         279,347         302,890         245,161
   Separate account annuities                 1,930,590       1,930,590       1,316,237       1,316,237

3. INVESTMENTS

The carrying value and estimated fair value of investments in debt securities are as follows:

                                                           GROSS            GROSS         ESTIMATED
                                          CARRYING       UNREALIZED      UNREALIZED         FAIR
                                           VALUE           GAINS           LOSSES           VALUE
                                          ---------------------------------------------------------
   DECEMBER 31, 1995
   Bonds:
     United States Government and
       agencies                           $  11,611     $       64            $129        $  11,546
     State, municipal and other
       government                            15,079            940               -           16,019
     Public utilities                        16,143          1,425               -           17,568
     Industrial and miscellaneous           219,764         17,444             550          236,658
     Mortgage-backed securities             189,877          8,228             240          197,865
                                          ---------------------------------------------------------
   Total bonds                            $ 452,474        $28,101            $919         $479,656
                                          =========================================================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

                                                        GROSS             GROSS         ESTIMATED
                                         CARRYING     UNREALIZED       UNREALIZED         FAIR
                                          VALUE         GAINS            LOSSES           VALUE
                                        ---------------------------------------------------------
   DECEMBER 31, 1994
   Bonds:
     United States Government and
       agencies                         $  11,277     $       17        $  1,048        $  10,246
     State, municipal and other
       government                          13,117              -             423           12,694
     Public utilities                      13,296             75             432           12,939
     Industrial and miscellaneous         238,389          3,668           7,543          234,514
     Mortgage-backed securities           147,679          1,597           5,128          144,148
                                        ---------------------------------------------------------
   Total bonds                            423,758          5,357          14,574          414,541

   Preferred stock                             14              -               -               14
                                        ---------------------------------------------------------
                                        $ 423,772       $  5,357         $14,574         $414,555
                                        =========================================================

Preferred stock required writedowns for the securities not in good standing to fair values of $64 in 1994.

The carrying value and fair value of bonds at December 31, 1995 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                                  ESTIMATED
                                                 CARRYING           FAIR
                                                   VALUE            VALUE
                                                 --------------------------

   Due in one year or less                       $  23,820        $  23,842
   Due one through five years                      109,362          114,336
   Due five through ten years                       91,534          101,034
   Due after ten years                              37,881           42,579
                                                 --------------------------
                                                   262,597          281,791
   Mortgage and other asset backed securities      189,877          197,865
                                                 --------------------------
                                                 $ 452,474         $479,656
                                                 ==========================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                               YEAR ENDED DECEMBER 31
                                          1995         1994          1993
                                         ----------------------------------

   Interest on bonds                     $38,047      $37,318       $43,744
   Dividends on equity investments            30          700         1,533
   Interest on mortgage loans                573          616           832
   Interest on policy loans                2,353        1,830         1,465
   Other investment income                 1,919        1,802         1,010
                                         ----------------------------------
   Gross investment income                42,922       42,266        48,584

   Investment expenses                    (2,031)      (2,127)       (2,387)
                                         ----------------------------------
   Net investment income                 $40,891      $40,139       $46,197
                                         ==================================

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                           YEAR ENDED DECEMBER 31
                                      1995           1994          1993
                                    -------------------------------------

   Proceeds                         $108,554        $99,241      $203,547
                                    =====================================

   Gross realized gains             $  1,631        $ 2,019      $  7,584
   Gross realized losses               1,346          1,362           703
                                    -------------------------------------
   Net realized gains               $    285        $    657     $  6,881
                                    =====================================

At December 31, 1995, bonds with an aggregate carrying value of $4,483 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                              REALIZED
                                            ------------------------------------------
                                                       YEAR ENDED DECEMBER 31
                                              1995              1994             1993
                                            ------------------------------------------
   Debt securities                          $   285           $   657           $6,881
   Equity securities                              -            (1,579)               -
   Mortgage loans                            (1,409)                -                -
   Real estate                                    -                 -              (37)
                                            ------------------------------------------
                                             (1,124)             (922)           6,844

   Tax effect                                     -               225             (226)
   Transfer to interest maintenance reserve    (554)             (436)          (4,270)
                                            ------------------------------------------
   Net realized gains (losses)              $(1,678)          $(1,133)          $2,348
                                            ==========================================

                                                                  UNREALIZED
                                                     ------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                                       1995           1994          1993
                                                     ------------------------------------
   Debt securities                                   $36,399        $(43,354)      $5,598
   Common stock                                         (236)          1,009        1,581
                                                     ------------------------------------
   Change in unrealized appreciation (depreciation)  $36,163        $(42,345)      $7,179
                                                     ====================================

Gross unrealized gains (losses) on common stocks were as follows:

                                               UNREALIZED
                                    ---------------------------------
                                         YEAR ENDED DECEMBER 31
                                    1995           1994         1993
                                    ---------------------------------

   Unrealized gains                 $361           $597        $1,045
   Unrealized losses                   -              -         1,457
                                    ---------------------------------
   Net unrealized gains (losses)    $361           $597        $ (412)
                                    =================================

The Company issued no mortgage loans during 1995. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 73%. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

During 1995, 1994 and 1993, no mortgage loans were foreclosed and transferred to real estate. During 1994, a mortgage loan loss reserve of $1,033 was established. This reserve was released in 1995 coincident with the loss recognition of $1,409 on a loan payoff.

At December 31, 1995, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

4. REINSURANCE

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

                               1995              1994              1993
                             --------------------------------------------

   Direct premiums           $570,413          $600,608          $556,641
   Reinsurance assumed          1,569             1,232             1,015
   Reinsurance ceded           (2,084)           (1,708)           (1,287)
                             --------------------------------------------
   Net premiums earned       $569,898          $600,132          $556,369
                             ============================================

The Company received reinsurance recoveries in the amount of $512, $1,146 and $1,135 during 1995, 1994 and 1993, respectively. At December 31, 1995 and 1994, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $2 and $85, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1995 and 1994 of $848 and $807, respectively.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

5. INCOME TAXES

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before taxes and realized capital gains (losses) for the following reasons:

                                                  1995           1994         1993
                                                 ----------------------------------
   Computed tax at federal statutory rate (35%)  $5,096         $1,190       $2,368
   Purchase accounting tax adjustments                -              -         (424)
   Deferred acquisition costs - tax basis         4,241          4,043        3,395
   Tax reserve valuation                            (49)        (1,353)        (817)
   Investment income differences                     85           (109)        (192)
   Amortization of IMR                             (309)          (254)        (216)
   Other, net                                      (147)          (111)          92
                                                 ----------------------------------
   Federal income tax expense                    $8,917         $3,406       $4,206
                                                 ==================================

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1995). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

In 1995, the Company reached a final settlement with the Internal Revenue Service for 1987 through 1993 resulting in taxes of $1,275 and interest of $120 (net of $65 tax effect). The assessment was charged to surplus as a prior period adjustment.

During 1994, the Company settled tax years 1980 through 1986 with the Internal Revenue Service. The agreed upon settlement totaled $2.26 million in taxes and interest. The Company's former parent company, Kansas City Southern Industries, is principally liable for reimbursing this amount to the Company under the terms of an indemnification agreement made coincident with the sale of the Company. A charge to surplus of $1.8 million was made as a prior period adjustment related to this assessment.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

6. POLICY AND CONTRACT ATTRIBUTES

Participating life insurance policies are issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 7.7% and 8.2% of life insurance in force at December 31, 1995 and 1994, respectively.

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                   DECEMBER 31
                                                          1995                    1994
                                                  --------------------    -------------------
                                                               PERCENT                PERCENT
                                                    AMOUNT    OF TOTAL       AMOUNT  OF TOTAL
                                                 --------------------    --------------------
   Subject to discretionary withdrawal with
     market value adjustment                      $   13,422     1%       $   12,345     1%
   Subject to discretionary withdrawal at
     book value less surrender charge                 60,970     3            73,733     4
   Subject to discretionary withdrawal at
     market value                                  1,930,590    85         1,316,237    81
   Subject to discretionary withdrawal at
     book value (minimal or no charges or
     adjustments)                                    227,549    10           207,779    13
   Not subject to discretionary withdrawal
     provision                                        20,034     1            22,788     1
                                                  --------------------    -------------------
                                                   2,252,565   100%        1,632,882   100%
                                                             =========               ========

   Less reinsurance ceded                                  -                       -
                                                  ----------              -----------
   Total policy reserves on annuities and
     deposit fund liabilities                     $2,252,565              $1,632,882
                                                  ==========              ==========

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1995 and 1994, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

6.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                           GROSS        LOADING        NET
                                          ----------------------------------
   DECEMBER 31, 1995
   Ordinary direct first year business    $   47         $  17      $     30
   Ordinary direct renewal business        1,707           229         1,478
   Group life direct business                379             -           379
   Reinsurance ceded                        (100)            -          (100)
                                          ----------------------------------
                                          $2,033          $246        $1,787
                                          ==================================

   DECEMBER 31, 1994
   Ordinary direct first year business    $   46          $ 17        $   29
   Ordinary direct renewal business        1,649           252         1,397
   Group life direct business                362             -           362
   Reinsurance ceded                         (25)            -           (25)
                                          ----------------------------------
                                          $2,032          $269        $1,763
                                          ==================================

At December 31, 1995 and 1994, the Company had insurance in force aggregating $2,374 and $3,403, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Department of the State of Ohio. The Company established policy reserves of $32 and $40 to cover these deficiencies at December 31, 1995 and 1994, respectively.

In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $3,496 and $450 was made for the years ended December 31, 1995 and 1994, respectively, related to the change in reserve methodology.

7. DIVIDEND RESTRICTIONS

Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities. The maximum dividend payout which may be made without prior approval in 1996 is approximately $9,644.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

8. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB Statement No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $505, $397 and $249 for the years ended December 31, 1995, 1994 and 1993, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Pension expense related to this plan was $305, $250 and $176 for the years ended December 31, 1995, 1994 and 1993, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

8. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $86, $70 and $0 for the years ended December 31, 1995, 1994 and 1993, respectively.

9. RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives investment advisory and management services from certain affiliates. During 1995, 1994 and 1993, the Company paid $8,825, $7,497 and $4,583, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 1995, 1994 and 1993, the Company received $4,545, $3,261 and $1,900, respectively, for such services, which approximates their cost. The Company had a receivable (payable) with affiliates of $3,625 and $(674) at December 31, 1995 and 1994, respectively.

The Company paid a cash dividend to its immediate parent, First AUSA Life Insurance Company, of $5,600 in 1993, and during 1994 received capital contributions of $45,000.

The Company has an agreement with an affiliate through which net agents debit balances are sold for cash. The net non-admitted assets sold during 1995, 1994 and 1993 aggregated $5,887, $3,553 and $4,555, respectively.

At December 31, 1995, the Company has a $6,500 short-term note receivable from an affiliate. Interest on this note accrues at 5.82%.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

10. COMMITMENTS AND CONTINGENCIES

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $4,445 at December 31, 1995 for its estimated share of future guaranty fund assessments related to several post major insurer insolvencies. An asset of $1,319 at December 31, 1995 has been recorded relating to anticipated offsets available for certain state premium taxes to be utilized in future periods. The guaranty fund expense was $1,950, $618 and $329 at December 31, 1995, 1994 and 1993, respectively.

                   Western Reserve Life Assurance Co. of Ohio

                        Summary of Investments Other Than
                         Investments in Related Parties
                             (Dollars in thousands)

                                December 31, 1995


SCHEDULE I
                                                                                AMOUNT AT WHICH
                                                                                 SHOWN IN THE
            TYPE OF INVESTMENT               COST (1)           VALUE            BALANCE SHEET
-----------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
   United States Government and govern-
     ment agencies and authorities          $108,398          $112,590              $108,213
   Foreign governments                        15,196            16,019                15,079
   Public utilities                           16,179            17,568                16,143
   All other corporate bonds                 315,676           333,479               313,039
                                            ------------------------------------------------
Total fixed maturities                       455,449           479,656               452,474

EQUITY SECURITIES
Common stocks:
   Industrial, miscellaneous and all other       473               834                   834
                                            ------------------------------------------------
Total equity securities                          473               834                   834

Mortgage loans on real estate                  6,181             6,536                 6,181
Real estate                                    5,121             5,121                 5,121
Policy loans                                  37,125            37,125                37,125
Cash and short-term investments                4,999             4,999                 4,999
                                            ------------------------------------------------
Total investments                           $509,348          $534,271              $506,734
                                            ================================================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts. Real estate is net of accumulated depreciation.

                   Western Reserve Life Assurance Co. of Ohio

                       Supplementary Insurance Information
                             (Dollars in thousands)

SCHEDULE III
                              FUTURE POLICY                     POLICY AND
                               BENEFITS AND      UNEARNED        CONTRACT
                                 EXPENSES        PREMIUMS       LIABILITIES
                              ---------------------------------------------

YEAR ENDED DECEMBER 31, 1995
Individual life               $  65,259             $41            $5,811
Group life and health             7,904               -               701
Annuity                         319,353               -               100
                              -------------------------------------------
                               $392,516             $41            $6,612
                              ===========================================

YEAR ENDED DECEMBER 31, 1994
Individual life               $  77,366             $52            $4,501
Group life                        7,323               -               481
Annuity                         314,124               -               137
                              -------------------------------------------
                              $ 398,813             $52            $5,119
                              ===========================================

YEAR ENDED DECEMBER 31, 1993
Individual life               $  78,371             $56            $2,757
Group life                       17,380               -               488
Annuity                         392,714               -               763
                              -------------------------------------------
                              $ 488,465             $56            $4,008
                              ===========================================

                          NET               BENEFITS             OTHER
PREMIUM REVENUE       INVESTMENT           AND CLAIMS          OPERATING              PREMIUMS
   REVENUE              INCOME              EXPENSES            EXPENSES               WRITTEN
----------------------------------------------------------------------------------------------
    $188,143           $  9,470            $  36,066           $  83,675             $  99,115
       3,365              1,054                2,217                 946                   780
     378,390             30,367              205,375              44,447               342,949
----------------------------------------------------------------------------------------------
    $569,898            $40,891             $243,658            $129,068              $442,844
==============================================================================================

    $147,282            $10,146            $  29,272           $  71,807             $  89,467
       3,709                372                1,754               1,329                 1,846
     449,141             29,621              199,485              44,063               421,176
----------------------------------------------------------------------------------------------
    $600,132            $40,139             $230,511            $117,199              $512,489
==============================================================================================

    $101,621            $10,943            $  24,086           $  52,514              $ 62,600
       5,387                201                1,293               1,104                 4,063
     449,361             35,053               86,406              37,740               419,037
----------------------------------------------------------------------------------------------
    $556,369            $46,197             $111,785           $  91,358              $485,700
==============================================================================================

                   Western Reserve Life Assurance Co. of Ohio

                                   Reinsurance
                             (Dollars in thousands)

SCHEDULE IV

                                                                  ASSUMED                        PERCENTAGE
                                                CEDED TO           FROM                           OF AMOUNT
                                GROSS             OTHER            OTHER             NET           ASSUMED
                                AMOUNT          COMPANIES        COMPANIES         AMOUNT           TO NET
                              -----------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
Life insurance in force       $21,057,581       $1,365,119       $        -      $19,692,462         0.0%
                              =============================================================================

Premiums:
   Individual life            $   189,870       $    1,727       $        -      $   188,143         0.0%
   Group life and health            2,153              357            1,569            3,365        46.6
   Annuity                        378,390                -                -          378,390         0.0
                              -----------------------------------------------------------------------------
                              $   570,413       $    2,084       $    1,569      $   569,898         0.2%
                              =============================================================================

YEAR ENDED DECEMBER 31, 1994
Life insurance in force       $14,321,386       $1,090,845       $1,271,402      $14,501,943         8.8%
                              =============================================================================

Premiums:
   Individual life            $   148,766       $    1,484       $        -      $   147,282         0.0%
   Group life                       2,701              224            1,232            3,709        33.0
   Annuity                        449,141                -                -          449,141         0.0
                              -----------------------------------------------------------------------------
                              $   600,608       $    1,708       $    1,232      $   600,132         0.4%
                              =============================================================================

YEAR ENDED DECEMBER 31, 1993
Life insurance in force       $ 9,881,904       $  851,042       $1,009,201      $10,040,063        10.1%
                              =============================================================================

Premiums:
   Individual life            $   102,817       $    1,196       $        -      $   101,621         0.0%
   Group life                       4,463               91            1,015            5,387        18.8
   Annuity                        449,361                -                -          449,361         0.0
                              -----------------------------------------------------------------------------
                              $   556,641       $    1,287       $    1,015      $   556,369         0.2%
                              =============================================================================